UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Jeremy DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

LITMAN GREGORY FUNDS TRUST

Semi-Annual Report

Litman Gregory Masters Equity Fund

Litman Gregory Masters International Fund

Litman Gregory Masters Smaller Companies Fund

Litman Gregory Masters Alternative Strategies Fund

June 30, 2017

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The six managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run between 10% to 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

¡	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

¡	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 9, 16, and 26 for each fund’s top contributors. See pages 10, 18-19, and 27 for each fund’s portfolio composition. See pages 35-36 for the Alternative Strategies Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Litman Gregory Fund Advisors LLC has ultimate responsibility for the performance of the Masters Funds due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 108 for index definitions. You cannot invest directly in an index.

Please see page 110 for industry definitions.

Fund’s Performance	3

Litman Gregory Masters Funds’ Performance

			Average Annual Total Returns
Institutional Class Performance as of 6/30/2017	Three- Month	Year-to- Date	1-Year	3-Year	5-Year	10-Year	15-Year	Since Inception
Litman Gregory Masters Equity Fund (12/31/96)	3.09%	7.87%	19.31%	6.77%	14.21%	5.40%	7.45%	8.03%
Russell 3000 Index	3.02%	8.93%	18.51%	9.10%	14.59%	7.26%	8.66%	8.11%
Morningstar Large Blend Category Average	2.89%	8.61%	17.07%	7.02%	12.78%	5.70%	7.12%	6.59%
Gross Expense Ratio: 1.29% Net Expense Ratio* as of 4/30/17: 1.20%

Litman Gregory Masters International Fund (12/1/97)	6.13%	14.83%	22.01%	-1.18%	7.64%	1.24%	6.63%	7.43%
MSCI ACWI ex-U.S. Index	5.78%	14.09%	20.44%	0.80%	7.22%	1.13%	6.90%	5.32%
MSCI EAFE Index	6.11%	13.80%	20.25%	1.14%	8.69%	1.02%	6.31%	4.90%
Morningstar Foreign Large Blend Category Average	6.27%	14.51%	18.82%	1.20%	7.82%	0.72%	5.61%	4.35%
Gross Expense Ratio: 1.29% Net Expense Ratio* as of 4/30/17: 1.06%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	2.78%	3.48%	16.40%	-1.63%	9.06%	4.29%	n/a	7.82%
Russell 2000 Index	2.46%	4.99%	24.60%	7.36%	13.70%	6.92%	n/a	10.01%
Morningstar Small Blend Category Average	1.49%	3.27%	20.96%	5.66%	12.71%	5.87%	n/a	9.35%
Gross Expense Ratio: 1.68% Net Expense Ratio* as of 4/30/17: 1.26%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	1.18%	2.44%	6.73%	2.79%	4.73%	n/a	n/a	5.41%
Bloomberg Barclays Aggregate Bond Index	1.44%	2.28%	-0.31%	2.49%	2.22%	n/a	n/a	2.55%
3-Month LIBOR	0.29%	0.54%	0.93%	0.54%	0.45%	n/a	n/a	0.45%
Morningstar Multialternative Category Average	0.64%	2.27%	3.00%	0.07%	1.49%	n/a	n/a	1.75%
HFRX Global Hedge Fund Index	0.87%	2.54%	5.98%	-0.35%	1.91%	n/a	n/a	1.79%
Russell 1000 Index	3.06%	9.27%	18.03%	9.26%	14.67%	n/a	n/a	16.66%
Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[1] as of 4/30/17: 1.47%
Total Net Operating Expenses[2] as of 4/30/17: 1.75%
Gross Expense Ratio as of 4/30/17: 1.83%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

*Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2017. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through 4/30/2018.

1.  Does not include dividend expense on short sales of 0.19% and interest expense of 0.09%

2.  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2018. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the net expense ratio.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

4	Litman Gregory Funds Trust

Dear Fellow Shareholder,

The first half of 2017 proved to be another very strong period for global financial markets. In the United States, the S&P 500 Index returned 9.35%, hitting a new all-time high in late June. Smaller-cap stocks, represented by the Russell 2000 Index, gained 4.99%. Foreign stock markets did even better during the period, with the MSCI EAFE Index of developed international markets rising 13.80% (in U.S. dollar terms) and the MSCI Emerging Markets Index up 18.43%. However, both indexes remain well below their all-time highs, reached prior to the financial crisis of 2008.

Core investment-grade bonds also delivered solid returns in the first half of the year. The Bloomberg Barclays U.S. Aggregate Bond Index was up 2.28%, as the benchmark 10-year Treasury yield declined. However, shorter-term Treasury yields rose during the period (as the Federal Reserve raised rates twice), causing the yield curve to flatten considerably, with the difference between the 10-year and 2-year Treasury yields ending the second quarter at close to a post-2008 low.

For the first half of the year, the Litman Gregory Masters International Fund outperformed its benchmarks with a strong 14.83% return. The Litman Gregory Masters Equity Fund and Litman Gregory Masters Smaller Companies Fund both generated solid absolute returns but trailed their benchmarks. The Litman Gregory Alternative Strategies Fund performed in line with its absolute risk and return objectives. It continues to have the highest risk-adjusted return (as measured by both the Sharpe and Sortino ratios) in its Morningstar category, since inception.

Thoughts on the Bigger Picture

As we look back over the first half of the year, one of the most notable items is how steadily markets have risen, despite ongoing political uncertainty, geopolitical tumult, and central bank activity. As has been widely reported, the VIX index—an indicator of expected short-term stock market volatility—fell to a 23-year low in the second quarter and an all-time low in late July. What’s more, the S&P 500’s actual volatility has fallen to among its lowest levels in the past 50 years. We believe the very low volatility together with historically high U.S. stock market valuations reflects a broad complacency among equity investors, particularly in light of an unusually uncertain and potentially quite volatile macro backdrop. From our top-down view looking at the U.S. market in aggregate, we believe valuation risk is high, offering little margin of safety in the event of an unpleasant macro surprise or an economic slowdown.

That said, maintaining a degree of equanimity is a valuable attribute of successful long-term investors and we’d distinguish it from complacency. Global risks always exist and unexpected events inevitably happen, causing markets to fall no matter their valuation. The world and financial markets have faced numerous negative shocks over the decades, but the broad economic impacts have ultimately proved transitory. Over the long term, financial assets are priced and valued based on their underlying economic fundamentals—yields, earnings, growth—not on transitory macroeconomic or political events. Therefore, we believe it is beneficial for investors not to react to every unpleasant news headline with the urge to sell their stocks, nor to get overly excited and jump into the market based on some piece of news they view positively. Refraining from such short-term trading is not being complacent, as long as it is supported by a sound decision-making framework, a disciplined investment process, and a consistent focus on one’s long-term financial objectives.

Thoughts on the Funds

We want to reiterate that Litman Gregory’s market and asset class views have no bearing on the Masters equity funds. The funds’ positioning and exposures are entirely the result of the stock selection and investment decisions of the funds’ sub-advisors. But we’d also note that a few of the managers on both our domestic Equity and Smaller Companies funds have been finding it challenging to identify compelling new investment ideas for their Masters portfolios due to expensive (and rising) stock prices and unattractive return potential. This includes Nuance Investments on the Equity Fund and SBH, the new sub-advisor we added to the Smaller Companies Fund in June. (Please see our website www.MastersFunds.com for more information on SBH.)

Moving to international stocks, our top-down outlook for them is much more positive than for U.S. stocks, given their more attractive valuations and earnings growth potential, even after their strong performance in the first half of this year. This view is broadly shared by our International Fund sub-advisors, particularly with respect to the stock-picking opportunities in Europe. Reflecting this, at quarter-end our International Fund had a 74% weighting in European stocks—a meaningful overweight compared to the MSCI ACWI (ex-U.S.) benchmark’s 45% allocation. We are also excited to have added David Marcus, founder of Evermore Global Advisors, as a new sub-advisor to the fund at the end of the first quarter. Marcus is finding many misunderstood “special situations” (e.g., companies undergoing restructuring) in Europe that are trading at deep discounts to his estimate of intrinsic value and where he sees catalysts to unlock that value.

Finally, turning to the Alternative Strategies Fund, we are very enthusiastic about adding DCI as a sixth sub-advisor on the fund in early July. DCI is a San Francisco-based, corporate credit-focused investment firm that manages systematic, quantitatively-driven strategies. DCI will run an absolute-return-oriented, long-short credit portfolio for our fund. We believe DCI’s strategy can generate attractive risk-adjusted returns across a variety of market environments, with low volatility, low risk of significant drawdowns, and low or no correlation to the equity, credit, and Treasury bond markets. (Please see our website www.MastersFunds.com for more information on DCI.)

Fund Summary	5

More broadly, given our base case expectation of very low returns for the U.S. stock and bond markets over the next several years, we continue to see strong potential for the Alternative Strategies Fund to improve a traditional balanced portfolio’s risk-return profile. While there has seemed to be little need for diversified portfolios over the last eight years of a raging U.S. equity bull market, history teaches that this cycle will turn too, and the portfolio benefits of alternative strategies, and international stocks as well, will be apparent.

As always, we thank you for your confidence in the Litman Gregory Masters Funds. Our commitment and confidence is reflected in the collective personal investments in the funds by Litman Gregory principals, employees, and the funds’ trustees of over $21 million, as of June 30, 2017.

Sincerely,

Jeremy DeGroot, President and Portfolio Manager

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

6	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund 2017 Semi-Annual Report

Litman Gregory Masters Equity Fund returned 7.87% in the first six months of 2017, lagging the 8.93% gain for the Russell 3000 Index benchmark and the 8.60% gain for the Morningstar Large Blend category. The fund has outperformed both the benchmark and peer group over the trailing one-year period by 80 basis points and 225 bps, respectively. Since the fund’s inception on December 31, 1996, the fund has nearly matched the benchmark return and outperformed its peer group by 144 bps, annualized.

The Equity Fund established a strong track record during its first decade, gaining 10.12% annualized, compared to an 8.64% annualized return for the Russell 3000 Index. However, the fund meaningfully lagged in 2006 and again in the second half of 2008 during the financial crisis. At various points in 2008, Litman Gregory made changes to the fund, including hiring three new sub-advisors and removing two managers from the fund’s lineup. In the post-2008 financial crisis period, the fund’s performance has been competitive in an environment in which indexes have been particularly difficult to beat. Since the beginning of 2009 through June 30, 2017, the Equity Fund has gained 15.23%, which compares favorably to the 14.97% gain for the Russell 3000 Index and very favorably against the 13.06% return of the Morningstar Large Blend category.

Performance as of 6/30/2017
	Average Annual Total Returns
	Three Month	Year to Date	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters Equity Fund Institutional (12/31/96)	3.09%	7.87%	19.31%	6.77%	14.21%	5.40%	7.45%	8.03%
Russell 3000 Index	3.02%	8.93%	18.51%	9.10%	14.59%	7.26%	8.66%	8.11%
Morningstar Large Blend Category*	2.89%	8.61%	17.07%	7.02%	12.78%	5.70%	7.12%	6.59%
Litman Gregory Masters Equity Fund Investor (4/30/2009)	3.01%	7.73%	19.00%	6.51%	14.02%	n/a	n/a	14.30%
Russell 3000 Index	3.02%	8.93%	18.51%	9.10%	14.59%	n/a	n/a	15.83%
Morningstar Large Blend Category*	2.89%	8.61%	17.07%	7.02%	12.78%	n/a	n/a	13.74%
* Although Morningstar categorizes the Equity Fund as Large Growth, we believe it is better categorized as Large Blend.
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2017, the gross and net expense ratios for the Institutional Class were 1.29% and 1.20%, respectively; and for the Investor Class were 1.54% and 1.45%, respectively. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2018. All performance discussions in this report refer to the performance of the Institutional share class.

Performance of Managers

The performance of the fund’s seven sub-advisors was mixed in the first half of the year. Three managers outperformed their respective benchmarks (net of advisory fees), while four managers underperformed. From an investment-style perspective, performance varied across the value-oriented and blend managers, while the sole growth manager significantly outperformed.

Key Performance Drivers

Stock selection detracted from the fund’s relative performance versus its benchmark in the period, while sector allocation had a negligible effect. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

At the sector level, an underweight to health care detracted from performance, although this was nearly offset by good stock selection in this sector. Stock selection in the energy sector was weak and detracted from overall performance (we provide more details later in the report). Information technology was the largest contributor as both an overweight to the strong-performing sector and stock selection helped the fund’s relative performance. Technology and health care were both up over 16% during the first half and easily outpaced the broad index. Turning to stock selection, two names that stand out are Oracle and Visa, up 31.48% and 20.64%, respectively. Oracle is owned by both Clyde McGregor and Bill Nygren of Harris Associates. The managers say Oracle’s management team has shifted its focus to developing a cloud-based computing business and has prioritized the engineering work and sales force realignments required to drive this transition as quickly as possible. As Oracle expands its cloud business, the managers believe it can grow its “share of wallet” with existing customers and also target new customers that had not been able to afford its solutions in the past. Another positive in their view is high switching costs for Oracle’s customers, which works to reduce

Fund Summary	7

customer turnover. This also speaks to Oracle’s sustainable competitive advantage. The managers have high confidence in Oracle’s management team, which they say has historically demonstrated operational skill, good strategic thinking, and value creation—factors that should help the company maintain a strong balance sheet with excellent cash flow generation.

Visa operates the world’s largest retail electronic payment network, processing more than 50 percent of all credit and debit transactions globally. This stock is owned by Sands Capital’s Frank Sands, Jr. and Mike Sramek, as well as McGregor. Sands notes the primary driver of the company’s growth is the steady global shift from paper-based forms of payment (e.g., cash and checks) to electronic transactions. While credit cards may seem ubiquitous to many, Sands points out the majority of global transactions are still made using cash or checks. Although Visa competes with other card networks, the industry is essentially an oligopoly with extremely high barriers to entry. Given its worldwide payment-processing network, the team thinks Visa will continue to be the prime beneficiary of the secular shift to electronic forms of payment. Sands believes Visa can deliver annual earnings growth in the mid- to high teens over the next five years. McGregor adds that Visa is a well-managed company with significant competitive advantages in the banking industry through its deep payments network. In addition, he believes Visa’s acquisition of Visa Europe will widen its global market exposure and provides the company with a significant value-enhancing opportunity.

Amazon.com, which is clearly related to information technology but is categorized in the consumer discretionary sector, was the leading individual contributor to performance in the period. This position gained over 29% in the portfolio and is owned by Sands as well as co-managers Chris Davis and Danton Goei of Davis Advisors. Both managers believe the company’s online retail and cloud-based infrastructure service (known as Amazon Web Services, or AWS) businesses are positioned to participate in a long-duration growth opportunity. Sands expects e-commerce growth to continue to outpace overall retail spending and Amazon to be a primary beneficiary of this global secular trend. In addition, AWS is expected to be a key player in the paradigm shift toward shared infrastructure services in the coming decades. Sands says while Amazon’s valuation may appear steep on a forward price-to-earnings basis, they believe it is rational when looking out over five years—the lens through which they view all investments. The team anticipates robust topline growth, scale-based expense leverage, and a higher-margin sales mix to drive above-average revenue and earnings growth over the next five years. Davis highlights the company’s $136 billion in revenues and says that as Amazon continues to grow at a double-digit rate it remains an attractive long-term investment.

Some stock picks in the consumer discretionary sector detracted from relative performance. One such name is retailer Urban Outfitters, owned by Dick Weiss of Wells Capital. The company was down nearly 35% in the period. Weiss says the company operates through the retail and wholesale segments. The retail segment offers merchandise directly through stores, catalogues, call centers, and websites, and consists of the brands Urban Outfitters, Anthropologie, Free People, Terrain, and BHLDN. The wholesale segment designs, develops, and distributes women’s casual wear under the Free People brand. Weiss originally bought shares in February of 2014 because he felt the company was in a strong position within the industry, and because it was one of a few retailers with a runway to increase growth in square footage as their store base was not oversaturated. The retail sector has been under pressure due to too much inventory and falling prices as a result. Weiss says Urban Outfitters has not been immune to these trends but notes the company is expanding square footage and has differentiated brands.

As noted above, stock selection within health care had a positive effect on relative performance. Regeneron Pharmaceutical was a noteworthy individual contributor, gaining 33.79% in the first half of the year. Owned by Sands, Regeneron develops biologic drugs for an array of debilitating medical conditions. The company’s core asset, Eylea, is currently approved to treat a variety of retinal diseases, including age-related macular degeneration and diabetic macular edema. While the team expects the Eylea franchise to continue to provide stable revenues, Regeneron’s pipeline is likely to be the key long-term growth driver. They believe the launch of Dupixent, a treatment for uncontrolled, moderate-to-severe atopic dermatitis, can have a meaningful impact on Regeneron’s long-term trajectory. Sands says the launch exceeds their expectations thus far, with 3,500 prescriptions written in the first month by approximately 1,800 doctors. Several drugs in Regeneron’s pipeline are undergoing Phase 3 trials, and Sands thinks stable Eylea sales in conjunction with continued pipeline development will contribute to Regeneron sustaining earnings growth in excess of 20 percent over the next five years.

Finally, with regard to stock selection within energy, the fact that six of the fund’s 10 worst detractors were energy-related names shows how much energy stocks hurt the fund’s performance during the first half of the year. Two of these names are Chesapeake Energy, owned by Nygren, and Encana, owned by the Davis team. Nygren says Chesapeake Energy’s share price mimicked the movements of oil prices and finished lower as a result. The share price fell around 29% in the period. Nygren remains impressed with how well Chesapeake’s management team and board of directors have navigated this challenging commodity price environment, and he remains positive about the long-term prospects for this company. He notes Chesapeake is making efforts to eliminate wasteful spending by limiting capital expenditures and operating costs, and says the management team has shifted the focus from acreage growth to returns and capital efficiency. Overall, Nygren believes the enterprise is trading at a substantial discount to his team’s estimate of asset value and that Chesapeake is an attractive holding.

Encana fell over 24% in the period and is one of what Davis calls a select group of focused exploration and production companies with strong capital allocation discipline, deep management experience, and low-cost, long-lived reserves. Encana is a Canadian-based oil & gas exploration & production company with properties in both Canada and the United States. It is a low-cost producer as

8	Litman Gregory Funds Trust

well as a natural beneficiary of higher energy prices. Davis says despite recent volatility in energy prices as well as share prices for the group as a whole, Encana remains undervalued in his view based on current and expected production growth per share.

Top 10 Individual Contributors as of the Six Months Ended June 30, 2017
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Amazon.com Inc.	3.08	1.41	29.09	0.79	Consumer Discretionary
Oracle Corp.	2.48	0.52	31.48	0.72	Information Technology
Visa Inc. Class A	3.45	0.69	20.64	0.66	Information Technology
Alibaba Group Holding SP	1.25	0.00	60.46	0.62	Information Technology
Alphabet Inc. A	3.37	1.06	17.32	0.55	Information Technology
Facebook Inc. A	1.41	1.29	31.23	0.41	Information Technology
TE Connectivity Ltd.	2.80	0.00	14.72	0.41	Information Technology
Alphabet Inc. C	2.12	1.05	17.74	0.35	Information Technology
Salesforce.com Inc.	1.37	0.22	26.50	0.35	Information Technology
Regeneron Pharmaceuticals Inc.	0.98	0.13	33.79	0.34	Health Care

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2017
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Chesapeake Energy Corp.	0.88	0.01	-29.20	-0.33	Energy
Encana Corp.	1.17	0.00	-24.82	-0.32	Energy
Frank’s International NV	0.66	0.00	-31.97	-0.24	Energy
Schlumberger Ltd.	1.07	0.44	-20.52	-0.23	Energy
Noble Energy Inc.	0.77	0.06	-25.21	-0.23	Energy
Apache Corp.	0.76	0.08	-23.80	-0.23	Energy
Urban Outfitters Inc.	0.55	0.01	-34.90	-0.21	Consumer Discretionary
Arconic Inc.	0.83	0.04	-14.91	-0.21	Industrials
Chico’s FAS Inc.	0.51	0.01	-33.55	-0.21	Consumer Discretionary
Global Eagle Entertainment Inc.	0.23	0.00	-44.89	-0.20	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

The Equity Fund portfolio results from bottom-up stock selection, without a benchmark focus. So it is not surprising the fund’s portfolio is quite different than its benchmark, and this is reflected in its relatively high active share of 83%. The fund’s sector exposure remains similar to what it was at year-end 2016. The largest change was a 2.3-percentage-point larger allocation to information technology, which was offset by a 2.6-percentage-point reduction to energy. Over the past six months, cash increased by 1.3 percentage points to a total of 7.2% as of the end of June. Information technology remains the largest sector overweight relative to the Russell 3000 benchmark, at 29.8% versus 21.4%, and health care is the largest underweight at 7.0% versus 13.9%.

The Equity Fund’s market-cap dispersion also remained broadly similar during the first half of 2017. Large-cap stocks make up roughly 53% of the portfolio, while mid- and smaller-sized companies account for approximately 40% of assets. The fund’s weighted-average market cap increased from $110.0 billion to $133.3 billion over the previous six months. Foreign holdings account for approximately 14% of the portfolio.

Fund Summary	9

By Sector

	Sector Allocation
	Fund as of 6/30/17	Fund as of 12/31/16	Russell 3000 as of 6/30/17
Consumer Discretionary	16.5%	17.7%	12.7%
Consumer Staples	3.0%	2.2%	8.2%
Energy	4.7%	7.3%	5.5%
Finance	21.4%	21.6%	15.1%
Health Care & Pharmaceuticals	7.0%	5.5%	13.9%
Industrials	8.3%	9.1%	10.8%
Information Technology	29.7%	27.4%	21.4%
Materials	2.0%	2.6%	3.4%
Real Estate	0.0%	0.0%	4.0%
Telecom	0.0%	0.0%	2.0%
Utilities	0.2%	0.8%	3.1%
Cash Equivalents & Other	7.2%	5.8%	0.0%

	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $981 million

Small-Cap $981 million - $4.4 billion

Small/Mid-Cap $4.4 billion - $10.6 billion

Mid-Cap $10.6 billion - $29.4 billion

Large-Cap > $29.4 billion

Totals may not add up to 100% due to rounding

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

10	Litman Gregory Funds Trust

Closing Thoughts

The Litman Gregory Masters Equity Fund now has a 20-year-plus track record. Over that span, there have been periods of strong performance, as well as periods of underperformance. Along the way, we have made a number changes to the lineup of sub-advisors on the fund for a variety of reasons, consistent with our investment process and discipline. Our goal, as has always been the case, is to identify a small number of highly skilled stockpickers who we believe can add value through a concentrated portfolio of only their highest conviction ideas. Our selection process for the Masters Funds is often a multiyear process, as we gauge a manager’s suitability for the portfolio. Once a manager is added to the portfolio, the research process is far from over. Below we reiterate our investment approach to ongoing due diligence.

Ongoing due diligence is a critical part of our process, and our goal is to continually re-test our thesis. This re-testing involves periodic contact with a manager either at their office, via a conference call, or often, managers spend a few hours in our office. These ongoing conversations with managers involve detailed stock discussions during which we challenge the portfolio managers as well as their analysts on their investment case for portfolio holdings. We seek to understand why a stock qualifies as a best idea for their Masters Funds portfolio, review risks and the investment team’s vetting process, and walk through mistakes and the lessons learned. More generally, we try to determine whether the team is adhering to and consistently executing the investment process upon which our confidence is based. We talk to managers about a couple of times per year, though our contact will intensify if there are team changes, unusual portfolio activity, new product introductions, or inevitable stretches of underperformance. Our work allows us to avoid an emotional or knee-jerk reaction to changes but assess their impact on our long-term thesis and what we expect a manager to deliver looking forward. An important aspect of our role is to replace managers when a process breakdown or negative organizational changes occur that erode our confidence in a manager’s ability to outperform over the long term.

By sticking to this process and remaining disciplined in our execution of it, we are optimistic that the fund’s performance can improve when compared to the benchmark over the remainder of this market cycle and through subsequent cycles. We continue to work hard to ensure that the fund is well positioned for success over the medium and longer term.

Thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary	11

Litman Gregory Masters Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis Danton Goei	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Jonathon Bloom Pat English Andrew Ramer	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore	Nuance Investments, LLC	10%	All sizes	Value	Russell 3000 Value Index
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend	Russell 2000 Index

Equity Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Equity Fund from December 31, 1997 to June 30, 2017 compared with the Russell 3000 Index and Morningstar Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

12	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited)

Shares		Value
COMMON STOCKS: 92.8%

Consumer Discretionary: 16.5%
10,790	Amazon.com, Inc.*	$10,444,720
159,000	Chico’s FAS, Inc.	1,497,780
57,500	Comcast Corp. - Class A	2,237,900
51,000	Dollar General Corp.	3,676,590
312,308	Fiat Chrysler Automobiles N.V.*	3,319,834
131,200	General Motors Co.	4,582,816
126,858	Global Eagle Entertainment, Inc.*	451,614
38,900	Lear Corp.	5,526,912
124,000	Liberty Interactive Corp. QVC Group -Class A*	3,042,960
111,800	MGM Resorts International	3,498,222
16,100	Netflix, Inc.*	2,405,501
94,500	Planet Fitness, Inc. - Class A	2,205,630
2,200	Priceline Group, Inc. (The)*	4,115,144
41,925	Starbucks Corp.	2,444,647
104,000	Twenty-First Century Fox, Inc. - Class A	2,947,360
40,000	Urban Outfitters, Inc.*	741,600

		53,139,230

Consumer Staples: 3.0%
16,495	Diageo Plc - ADR	1,976,596
33,000	Henkel AG & Co. KGaA	3,988,327
20,471	Procter & Gamble Co. (The)	1,784,048
47,028	Whole Foods Market, Inc.	1,980,349

		9,729,320

Energy: 4.7%
46,230	Apache Corp.	2,215,804
490,000	Chesapeake Energy Corp.*	2,435,300
334,330	Encana Corp.	2,942,104
153,873	Frank’s International N.V.	1,275,607
46,500	Newfield Exploration Co.*	1,323,390
67,800	Noble Energy, Inc.	1,918,740
13,250	Pioneer Natural Resources Co.	2,114,435
13,834	Schlumberger Ltd.	910,831

		15,136,211

Financials: 21.4%
161,000	Ally Financial, Inc.	3,364,900
52,195	American Express Co.	4,396,907
47,500	American International Group, Inc.	2,969,700
124,000	Bank of America Corp.	3,008,240
164,325	Bank of New York Mellon Corp. (The)	8,383,862
33	Berkshire Hathaway, Inc. - Class A*	8,405,100
26,000	Berkshire Hathaway, Inc. - Class B*	4,403,620
67,900	Blackstone Group L.P. (The)	2,264,465
35,000	Capital One Financial Corp.	2,891,700
14,500	Chubb Ltd.	2,108,010
58,500	Citigroup, Inc.	3,912,480
21,430	Commerce Bancshares, Inc./MO	1,217,867
6,700	Fairfax Financial Holdings Ltd.	2,900,095
46,870	JPMorgan Chase & Co.	4,283,918
4,064	Markel Corp.*	3,965,895
11,307	Northern Trust Corp.	1,099,153
47,000	PacWest Bancorp	2,194,900
129,030	Wells Fargo & Co.	7,149,552

		68,920,364

Shares		Value
Health Care: 7.0%
21,697	Abbott Laboratories	$1,054,691
42,000	Alexion Pharmaceuticals, Inc.*	5,110,140
53,500	Cerner Corp.*	3,556,145
6,264	CR Bard, Inc.	1,980,113
12,650	Illumina, Inc.*	2,195,028
8,150	Regeneron Pharmaceuticals, Inc.*	4,002,791
25,886	Smith & Nephew Plc - ADR	902,127
20,030	UnitedHealth Group, Inc.	3,713,963

		22,514,998

Industrials: 8.3%
41,500	Adecco Group AG	3,156,832
146,000	Arconic, Inc.	3,306,900
100,000	General Electric Co.	2,701,000
51,300	Heartland Express, Inc.	1,068,066
21,500	Honeywell International, Inc.	2,865,735
30,095	Hub Group, Inc. - Class A*	1,154,143
77,600	Oshkosh Corp.	5,345,088
45,000	PACCAR, Inc.	2,971,800
34,530	United Technologies Corp.	4,216,459

		26,786,023

Information Technology: 29.7%
30,500	Accenture Plc - Class A	3,772,240
19,351	Akamai Technologies, Inc.*	963,873
33,200	Alibaba Group Holding Ltd. - ADR*	4,677,880
11,920	Alphabet, Inc. - Class A*	11,081,786
7,662	Alphabet, Inc. - Class C*	6,962,689
42,500	Arrow Electronics, Inc.*	3,332,850
13,250	Baidu, Inc. - ADR*	2,369,895
103,800	CommScope Holding Co., Inc.*	3,947,514
79,000	CSRA, Inc.	2,508,250
93,141	Diebold Nixdorf, Inc.	2,607,948
28,125	Facebook, Inc. - Class A*	4,246,313
66,749	Itron, Inc.*	4,522,245
24,400	MasterCard, Inc. - Class A	2,963,380
178,000	Oracle Corp.	8,924,920
24,000	Red Hat, Inc.*	2,298,000
41,750	salesforce.com, Inc.*	3,615,550
25,200	ServiceNow, Inc.*	2,671,200
105,500	TE Connectivity Ltd.	8,300,740
119,280	Visa, Inc. - Class A	11,186,078
27,400	Workday, Inc. - Class A*	2,657,800
83,000	Zendesk, Inc.*	2,305,740

		95,916,891

Materials: 2.0%
11,799	Compass Minerals International, Inc.	770,475
173,500	Potash Corp. of Saskatchewan, Inc.	2,828,050
6,870	Praxair, Inc.	910,618
24,700	Royal Gold, Inc.	1,930,799

		6,439,942

Utilities: 0.2%
13,167	National Fuel Gas Co.	735,245

TOTAL COMMON STOCKS (Cost $201,715,713)		299,318,224

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	13

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 7.3%

REPURCHASE AGREEMENTS: 7.3%
$23,474,000	FICC, 0.12%, 6/30/17, due 07/03/2017 [collateral: par value $23,980,000, U.S. Treasury Note, 2.125%, due 05/15/2025, value $23,963,685] (proceeds $23,474,000)	$23,474,000

TOTAL SHORT-TERM INVESTMENTS (Cost $23,474,000)		23,474,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $225,189,713): 100.1%		322,792,224

Liabilities in Excess of Other Assets: (0.1)%		(419,098)

NET ASSETS: 100.0%		$322,373,126

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
LP	Limited Partnership.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

14	Litman Gregory Funds Trust

Litman Gregory Masters International Fund 2017 Semi-Annual Report

Litman Gregory Masters International Fund gained 14.83% in the first half of 2017, while its primary benchmark, the MSCI ACWI ex USA Index, was up 14.09%. The MSCI EAFE Index, an index that does not include emerging markets, returned 13.80% for the same period. The Morningstar Foreign Large Blend category was up 14.5% through the first half of 2017.

Performance as of 6/30/2017
	Average Annual Total Returns
	Three Month Return	Year to Date Return	One Year	Three- Year	Five- Year	Ten-Year	Fifteen- Year	Since Inception
Litman Gregory Masters International Fund Institutional Class (12/1/1997)	6.13%	14.83%	22.01%	-1.18%	7.64%	1.24%	6.63%	7.43%
MSCI ACWI (ex- U.S.) Index	5.78%	14.09%	20.44%	0.80%	7.22%	1.13%	6.90%	5.32%
MSCI EAFE Index	6.11%	13.80%	20.25%	1.14%	8.69%	1.02%	6.31%	4.90%
Morningstar Foreign Large Blend Category Average	6.27%	14.51%	18.82%	1.20%	7.82%	0.72%	5.61%	4.35%
Litman Gregory Masters International Fund Investor Class (4/30/2009)	6.11%	14.71%	21.75%	-1.45%	7.36%	n/a	n/a	7.87%
MSCI ACWI (ex- U.S.) Index	5.78%	14.09%	20.44%	0.80%	7.22%	n/a	n/a	8.50%
MSCI EAFE Index	6.11%	13.80%	20.25%	1.14%	8.69%	n/a	n/a	8.90%
Morningstar Foreign Large Blend Category Average	6.27%	14.51%	18.82%	1.20%	7.82%	n/a	n/a	8.59%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2017, the gross and net expense ratios for the Institutional Class were 1.29% and 1.06%, respectively; and for the Investor Class were 1.54% and 1.31%, respectively. The Advisor is contractually obligated to waive management fees through April 30, 2018. All performance discussions in this report refer to the performance of the Institutional share class.
MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

The long-term relative performance of the fund remains strong. Since its inception on December 1, 1997, the International Fund has returned 7.43%, annualized, compared to the MSCI ACWI ex USA Index return of 5.32% and the MSCI EAFE Index return of 4.90%.

Performance of Managers

In the first half of 2017, three out of five sub-advisors outperformed their respective benchmarks, while two managers slightly underperformed their benchmarks. Our sixth sub-advisor, David Marcus of Evermore Global Advisors, joined near the end of March.

Year-to-date performance of the five sub-advisors as of June 30 ranged from 13.18% to 19.17%. Given each sub-advisor manages a concentrated portfolio of eight to 15 stocks, we expect their performance to be very different from underlying benchmarks, particularly over the short term.

We expect sub-advisors to weather the short-term bouts of underperformance and come out on top in the long term. This has certainly been the case over the history of the fund. The three sub-advisors that have been on the fund for at least five years are all currently outperforming their benchmarks (net of their fees). Two of these sub-advisors are ahead of their benchmarks by over 300 basis points, and the third is ahead by more than 180 bps (all figures net of fees).

Key Performance Drivers

It is important to understand that the portfolio is built stock by stock, so the sector and country weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions from stock selection, as well as sector and country weightings, to help shareholders better understand drivers of performance.

Fund Summary	15

Stock selection was the main driver behind the fund’s modest outperformance in the first six months of the year. On the whole, both sector and country weightings did not have a material impact on relative performance. Stock selection was the strongest in the consumer discretionary sector, where the fund has the largest sector overweight. Positions in casino operators Wynn Macau and Las Vegas Sands were among the better-performing consumer discretionary stocks during the first half of 2017. (More on the Wynn Macau position is discussed below.) Stock selection within the industrials sector was also a positive. Strong performance within industrials came from names such as Aena, a Spanish airport operator, and IWG, a global office space provider.

The fund’s large overweight to European stocks (73.5% compared to 44.8% in the MSCI ACWI ex USA index) was beneficial. European stocks outpaced the broader benchmark during the first half of the year. Stock selection was also strong in this region with eight of the top 10 contributors through the first six months of 2017 being domiciled in Europe. The fund has had over 70% exposure to this region since early 2016.

Again, exposure to European stocks is a byproduct of where sub-advisors are finding bottom-up opportunities, and at times they come with some heartburn. Brexit in June last year was a huge driver behind the fund’s underperformance in 2016 and tested our managers’ investment discipline. While Brexit poses risks to the U.K. economy, as is often the case, investors over-reacted, and they disproportionately penalized some franchises domiciled in the United Kingdom. This offered our managers opportunities to add to strong franchises at attractive prices, such as Lloyds Banking Group, a U.K. bank. Lloyds is one of the fund’s top-10 holdings and was among the top contributors to performance in the first half of this year. Another example, Barratt Development, a U.K. homebuilder, declined sharply after Brexit and was added as a new holding in the fund. This stock has appreciated over 35% from the fund’s average cost basis.

Top 10 Individual Contributors as of the Six Months Ended June 30, 2017
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Aena SA	2.54	0.00	45.87	1.05	Spain	Industrials
Vivendi SA	3.95	0.06	19.33	0.92	France	Consumer Discretionary
IWG PLC	2.06	0.00	39.72	0.89	Switzerland	Industrials
Wynn Macau Ltd.	1.51	0.00	50.33	0.71	Hong Kong	Consumer Discretionary
Lloyds Banking Group PLC	3.76	0.11	15.09	0.64	United Kingdom	Financials
Carlsberg A/S B	2.54	0.03	25.32	0.60	Denmark	Consumer Staples
Las Vegas Sands Corp.	2.62	0.05	22.55	0.58	United States	Consumer Discretionary
ASML Holding NV	2.57	0.00	17.26	0.56	Netherlands	Information Technology
Barratt Developments PLC	1.63	0.01	29.73	0.52	United Kingdom	Consumer Discretionary
Valeo SA	1.94	0.04	26.31	0.51	France	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2017
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Schlumberger Ltd.	1.52	0.25	-20.52	-0.35	United States	Energy
Teekay Lng Partners LP	0.83	0.00	-19.16	-0.24	Bermuda	Energy
Scorpio Bulkers Inc.	0.40	0.00	-20.22	-0.23	Monaco	Industrials
Shire PLC	3.68	0.15	-4.48	-0.16	United Kingdom	Health Care
Frontline Ltd.	0.50	0.00	-13.80	-0.15	Bermuda	Energy
Hyundai Mobis Co. Ltd.	0.11	0.03	-11.31	-0.12	Korea	Consumer Discretionary
Universal Entertainment Corp.	0.40	0.00	-9.92	-0.06	Japan	Consumer Discretionary
Toyota Motor Corp.	0.42	0.40	-4.67	-0.05	Japan	Consumer Discretionary
Aurelius Equity Opportunitie	0.51	0.00	-18.77	-0.04	Germany	Financials
Becle SA de CV	0.05	0.00	-9.38	-0.04	Mexico	Consumer Staples

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

16	Litman Gregory Funds Trust

IWG (formerly Regus) has been a positive contributor to performance year to date. IWG is the global leader in the flexible office space industry. David Herro of Harris Associates says IMG’s share price reacted favorably after the release of the company’s fiscal year 2016 earnings results in late February that illustrated IWG’s excellent progress in restructuring its cost base. The strong operating leverage culminated in robust free cash flow generation and a material improvement in return on invested capital. Herro expects these trends to continue as management further rationalizes overhead expenses while increasing the mix of capital contributions from third parties. IWG also received a boost on news it was the recipient of several bid offers.

Herro continues to believe that IWG is best positioned to capitalize on positive secular trends in the flexible workspace business. IWG is building up a highly scalable operating structure and economic moat that smaller players will find extremely difficult to emulate. In addition, IWG runs a capital-light business model, which lends itself to attractive returns on capital and free cash flow generation. Overall, Herro continues to believe the company is undervalued relative to its normalized earnings power.

Wynn Macau, owned by Vinson Waldon of Thornburg Investment Management, was also a positive contributor to portfolio performance in the first half of 2017. Broadly, Macau casino stocks have rallied recently amid healthy demand trends, and gross gaming revenue has been climbing steadily and is on track to see strong year-over-year results. Wynn Macau is a holding company principally engaged in the development, owning, and operation of destination casino gaming and entertainment resort facilities. The company operates through two business segments: Wynn Macau and Wynn Palace. The Wynn Macau segment is engaged in the operation of a hotel and destination casino resort in Macau. The Wynn Palace is a project under development. The company’s Macau operations feature approximately 284,000 square feet of casino space with 498 table games and 625 slot machines and two hotel towers. Over the years Wynn has established itself as a leading global casino and resort company, and chairman and CEO Steve Wynn has a terrific long-term record of creating value for shareholders. With new properties coming online, Walden sees meaningful upside to the shares.

Another top performer during the first six months of the year was Carlsberg, a global brewery group. Mark Little of Lazard Asset Management says the share price of Carlsberg has risen as the company exceeded its guidance. As a result, investors have started to appreciate the efforts of the new management team to improve profitability from what has historically been an excellent but poorly-managed set of assets.

One of the larger detractors during the first half of the year was Schlumberger. This leading oil services company is owned by the Northern Cross team. They say the company remains a best-in-class franchise, but the recovery in oil and gas capital expenditures has been pushed back, driven by the resilience of supply in North America and from large megaprojects funded at much higher oil prices that are now coming into production. As oil prices have suffered, analysts have pushed out the earnings recovery for Schlumberger and the stock has suffered. However, Northern Cross believes the company will eventually come out of this cycle stronger, through its efforts to reduce its own costs and its willingness to continue to invest in technology as the industry at large pulls back. Longer term, the Northern Cross team believes the oil and gas industry will be even more reliant on Schlumberger technology and that this will drive growth in its earnings power even if overall industry capital expenditure does not return to prior peak levels.

Toyota Motor, owned by Herro, has been a drag during the first half of 2017. He says Toyota’s fiscal nine-month results were weaker than market expectations and included sales and operating profit declines relative to the previous year. Herro attributes these declines mainly to negative currency effects, which he believes are temporary. Toyota exports more than 50% of cars produced in Japan, so yen appreciation weighed on financial performance. Importantly, Toyota vehicle exports are performing well, driven by increases to key regions, including North America, Europe, Asia and Latin America. Toyota plans to launch new models in North America that management believes will boost earnings in this important region. Furthermore, the company is seeing volume growth in Europe, especially for hybrid vehicles that accounted for nearly 40% of sales in the January to March quarter, reflecting a 7% increase over last year.

In Herro’s assessment, Toyota Motor is operationally among the best-managed auto companies in the world. During the past 20–30 years, Toyota has steadily gained market share in North America and Europe and has generated industry leading operating profit margins. Toyota has a long history of quality and brand equity in the United States, its top revenue-generating market.

Portfolio Mix

The Litman Gregory Masters International Fund is built bottom-up, stock by stock, by managers with an explicit mandate to own no more than 15 of their highest-conviction ideas and to ignore short-term performance in pursuit of superior long-term returns. Given this mandate, managers will invest very differently from the fund’s benchmark allocations. We believe this is key to generating excess returns. If managers were unwilling to look much different than the benchmark, we wouldn’t expect to achieve returns much different from the benchmark.

Fund Summary	17

Over the last six months, the overall portfolio mix is largely unchanged. There were no dramatic shifts in sector or regional weights. A few things worth noting:

•	The fund remains heavily overweight to the consumer discretionary sector. This is the largest active weighting versus the benchmark (31.7% versus 11.3%). The exposure is a few percentage points higher than it was one year ago and roughly the same as it was at the start of this year.

•	The fund is still underweight to the energy sector (3.9% compared to 6.3% in the index). However, sub-advisors did add two new names within this space during the first half of 2017. Both new companies (Frontline and Teekay LNG Partners) are primarily involved in the shipping and transporting of oil and gas.

•	Exposure to the financial sector remains the fund’s largest sector underweight (18.4% versus 23.2% for the benchmark). The fund has diverse exposure within this sector, ranging from traditional financial institutions such as Lloyds and Credit Suisse to a publicly traded private equity firm in Aurelius Equity Opportunities and a Nordic debt collection company like B2 Holding.

•	The fund’s exposure to European-domiciled companies remains its largest overweight relative to the index. The fund has 73.5% in European companies compared to 44.8% in the benchmark.

•	Much like a year ago, exposure to Asia ex-Japan continues to be the fund’s largest regional underweight. The fund maintains an 8.5% weighting compared to 21.1% in the benchmark. Hyundai Mobis is a recent addition to the fund and is domiciled in this region. And upon his inception in March, David Marcus purchased a position in CK Hutchison (adding to the position already owned by Fabio Paolini and Benjamin Beneche of Pictet).

•	The fund’s market cap has shifted since the beginning of the year. At the start of 2017, mid-cap and large-cap equities made up 87.5% of the portfolio—this figure stands at 73.2% at the midway point of 2017. Much of this can be attributed to the addition of David Marcus, whose investment process can often lead him to under-researched special situations in the smaller-cap space.

•	As of the end of June, the fund had 7.0% of its foreign currency exposure hedged back to the U.S. dollar (protecting it against dollar appreciation). This hedge is down from 12.8% one year ago but is up from 4.1% at the beginning of 2017.

By Sector

	Sector Allocation
	Fund as of 6/30/17	Fund as of 12/31/16	iShares MSCI ACWI ex- U.S. as of 6/30/17
Consumer Discretionary	31.7%	32.0%	11.3%
Consumer Staples	8.5%	10.0%	9.9%
Energy	3.9%	2.1%	6.3%
Finance	18.4%	19.2%	23.2%
Health Care & Pharmaceuticals	10.4%	11.4%	8.2%
Industrials	11.7%	10.7%	12.0%
Information Technology	5.8%	6.4%	10.8%
Materials	2.6%	3.2%	7.4%
Real Estate	0.0%	0.0%	3.3%
Telecom	4.2%	3.7%	4.4%
Utilities	0.0%	0.0%	3.1%
Cash Equivalents & Other	2.7%	1.3%	0.2%

	100.0%	100.0%	100.0%

By Region

	Regional Allocation
	Fund as of 6/30/17	Fund as of 12/31/16	iShares MSCI ACWI ex- U.S. as of 6/30/17
Africa	0.0%	0.0%	1.5%
Australia/New Zealand	0.9%	1.7%	4.9%
Asia (ex Japan)	8.5%	7.3%	21.1%
Japan	7.4%	6.8%	16.4%
Western Europe & UK	73.5%	75.3%	44.8%
Latin America	0.8%	1.0%	2.9%
North America	3.6%	5.2%	7.5%
Middle East	2.6%	1.4%	0.7%
Cash Equivalents & Other	2.7%	1.3%	0.2%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

18	Litman Gregory Funds Trust

By Asset Class	By Market Capitalization

Market Capitalization: Developed Markets Small-Cap < $5.5 billion Developed Markets Large and Mid-Cap > $5.5 billion * Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $5.5 billion Mid-Cap $5.5 billion - $15 billion Large-Cap > $15 billion

Taxes

The fund continues to benefit from a tax loss carryover. We do not expect the fund to have any capital gains distribution in 2017.

New Manager Hire

We are excited to report the addition of Evermore Global Advisors as the sixth sub-advisor on the International Fund effective March 22, 2017. Our due diligence on Evermore Global Advisors, a New Jersey–based firm majority owned by David Marcus and Eric LeGoff, spanned several years. Marcus and his team have a unique value-oriented special-situations investment approach. Their passion for stock picking and genuine enthusiasm for running a concentrated portfolio from the outset has been very clear.

The Evermore investment team seeks out misunderstood and under-researched special situations (e.g., those companies undergoing some form of strategic change, such as reorganizations, spinoffs, merger-arbitrage) that are trading at deep discounts to the team’s estimate of intrinsic value and where catalysts exist to narrow that discount.

Based on our research, we believe Marcus is a disciplined, intellectually honest, and independent-minded investor. He already runs a highly concentrated mutual fund, the Evermore Global Value Fund, which comprises 40 or fewer stocks, and also runs several more concentrated separate accounts. We believe Evermore has the potential to deliver strong long-term returns and will add valuable diversification benefits to the International Fund. After the addition of Evermore, the overall International Fund portfolio will retain its “core” characteristics (i.e., not tilted in a material way to either “growth” or “value” style factors).

Closing Thoughts

A year ago, whilst the fund was in the midst of an underperformance cycle, we reminded shareholders that in its nearly 20-year history, the fund has undergone similar periods but has come back strongly. Our analysis back then showed that after underperforming over 12 months, the fund went on to beat its benchmark over the next five years nearly 90% of the time. We didn’t know then that the fund was on the cusp of a period of outperformance. Over the past 12 months, the fund’s 22.01% return has bested both its benchmarks by at least 150 bps and its foreign blend peers by over 300 bps.

Our confidence the fund would bounce back stemmed not as much from the 20-year performance data but our belief that each of the fund’s sub-advisors was not rattled by short-term underperformance and was sticking with their investment discipline. We believe this is a key attribute for long-term success, and it has always been the most important focus of our ongoing due diligence on all sub-advisors.

Thank you for your continued confidence and trust.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Rajat Jain, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of its representatives may give legal or tax advice.

Fund Summary	19

Litman Gregory Masters International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
David Marcus	Evermore Global Advisors	16.67%	All Sizes	Value	MSCI World ex U.S. Value Index
David Herro	Harris Associates L.P.	16.67%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Mark Little	Lazard Asset Management, LLC	16.67%	All sizes	Blend	MSCI All Countries World Free ex U.S. Index
Howard Appleby Jean-Francois Ducrest Jim LaTorre	Northern Cross, LLC	16.67%	Mostly large- and mid-sized companies	Blend	MSCI All Countries World Free ex U.S. Index
Fabio Paolini Benjamin Beneche	Pictet Asset Management, Ltd.	16.67%	All sizes	Blend	MSCI EAFE Index
Vinson Walden	Thornburg Investment Management, Inc.	16.67%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks	MSCI All Countries World Free ex U.S. Index

International Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters International Fund from December 1, 1997 to June 30, 2017 compared with the MSCI ACWI ex-U.S. Index, and Morningstar Foreign Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

20	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited)

Shares		Value
COMMON STOCKS: 97.3%

Australia: 0.9%
2,494,175	Incitec Pivot Ltd.	$6,528,116

Belgium: 3.5%
179,580	Anheuser-Busch InBev S.A.	19,820,301
322,175	Fagron*	3,961,777

		23,782,078

Bermuda: 2.8%
1,148,826	Frontline Ltd.	6,582,773
797,793	Teekay LNG Partners L.P.	12,246,122

		18,828,895

China: 2.6%
63,870	Baidu, Inc. - ADR*	11,423,788
154,521	JD.com, Inc. - ADR*	6,060,314

		17,484,102

Denmark: 3.2%
152,418	Carlsberg A/S - Class B	16,270,678
133,847	Novo Nordisk A/S - Class B	5,727,613

		21,998,291

Finland: 1.8%
234,185	Sampo Oyj - Class A	11,992,122

France: 13.5%
218,524	AXA S.A.	5,972,904
126,300	BNP Paribas S.A.	9,089,463
2,043,418	Bollore S.A.	9,283,896
47,972	Essilor International S.A.	6,098,934
59,432	Orpea	6,618,538
171,894	Valeo S.A.	11,572,308
117,010	Vinci S.A.	9,979,272
1,474,327	Vivendi S.A.	32,793,408

		91,408,723

Germany: 6.8%
43,300	Allianz SE	8,519,342
127,622	AURELIUS Equity Opportunities SE & Co. KGaA	6,850,584
86,609	Bayer AG	11,188,976
156,500	Daimler AG	11,318,241
76,687	SAP SE	8,003,618

		45,880,761

Greece: 1.0%
599,607	OPAP S.A.	6,774,586

Hong Kong: 3.9%
1,371,000	CK Hutchison Holdings Ltd.	17,212,144
3,835,900	Wynn Macau Ltd.	8,963,210

		26,175,354

Israel: 2.6%
4,196,364	Israel Discount Bank Ltd. - Class A*	11,058,786
195,093	Teva Pharmaceutical Industries Ltd. - ADR	6,480,990

		17,539,776

Italy: 1.4%
10,300,000	Telecom Italia SpA*	9,497,941

Japan: 7.4%
111,000	CyberAgent, Inc.	3,441,745

Shares		Value
Japan (continued)
350,892	Don Quijote Holdings Co. Ltd.	$13,299,523
294,000	Japan Tobacco, Inc.	10,324,463
98,500	SoftBank Group Corp.	7,972,370
172,800	Toyota Motor Corp.	9,060,104
189,300	Universal Entertainment Corp.	5,785,360

		49,883,565

Mexico: 0.8%
226,246	Grupo Televisa SAB - ADR	5,513,615

Monaco: 0.8%
775,184	Scorpio Bulkers, Inc.*	5,503,806

Netherlands: 10.8%
825,283	Altice NV - Class A*	19,025,460
107,439	ASML Holding N.V.	13,990,347
722,900	CNH Industrial N.V.	8,179,972
183,245	EXOR N.V.	9,910,595
308,648	NN Group N.V.	10,961,852
499,836	OCI N.V.*	10,992,340

		73,060,566

Norway: 0.9%
3,130,680	B2Holding ASA(a)	6,090,272

Philippines: 0.1%
1,736,800	Alliance Global Group, Inc.	492,197

South Korea: 0.8%
25,585	Hyundai Mobis Co. Ltd.	5,590,395

Spain: 4.3%
72,642	Aena S.A.(b)	14,163,927
22,000,000	Codere S.A.*(a)	8,787,627
10,488	Ferrovial S.A.	232,626
411,000	Indra Sistemas S.A.*	5,926,495

		29,110,675

Switzerland: 5.2%
121,443	Cie Financiere Richemont S.A.	10,010,953
735,560	Credit Suisse Group AG*	10,637,931
2,663,700	IWG Plc	11,195,275
18,700	Kuehne & Nagel International AG	3,122,033

		34,966,192

Taiwan: 1.1%
1,362,000	Merida Industry Co. Ltd.	7,298,028

United Kingdom: 17.5%
1,098,237	Barratt Developments Plc	8,042,655
40,488	Delphi Automotive Plc	3,548,773
385,164	Diageo Plc	11,355,177
484,756	GlaxoSmithKline Plc	10,303,462
1,436,365	Informa Plc	12,488,215
1,090,906	Inmarsat Plc	10,909,514
251,897	Liberty Global Plc - Series C*	7,854,148
23,325,456	Lloyds Banking Group Plc	20,052,542
366,442	Shire Plc	20,182,531
937,781	Standard Chartered Plc*	9,472,043
27,800	Willis Towers Watson Plc	4,043,788

		118,252,848

United States: 3.6%
270,205	Las Vegas Sands Corp.	17,263,397
110,550	Schlumberger Ltd.	7,278,612

		24,542,009

TOTAL COMMON STOCKS (Cost $562,352,719)		658,194,913

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	21

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 2.0%

REPURCHASE AGREEMENTS: 2.0%
$13,950,000	FICC, 0.12%, 6/30/17, due 07/03/2017 [collateral: par value $14,245,000, U.S. Treasury Note, 2.125%, due 05/15/2025, value $14,235,309] (proceeds $13,950,000)	$13,950,000

TOTAL SHORT-TERM INVESTMENTS (Cost $13,950,000)		13,950,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $576,302,719): 99.3%		672,144,913

Other Assets in Excess of Liabilities: 0.7%		4,504,314

NET ASSETS: 100.0%		$676,649,227

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
LP	Limited Partnership.
*	Non-Income Producing Security.
(a)	Illiquid securities at June 30, 2017, at which time the aggregate value of these illiquid securities is $14,877,899 or 2.2% of net assets.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

CURRENCY ABBREVIATIONS:

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
USD	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

22	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2017 (Unaudited)

At June 30, 2017, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2017	Fund Delivering	U.S. $ Value at June 30, 2017	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	7/21/2017	USD	$12,048,899	GBP	$12,181,249	$—	$(132,350)
	7/26/2017	EUR	6,637,995	USD	6,492,538	145,457	—
	7/26/2017	USD	39,634,718	EUR	41,502,268	—	(1,867,550)
	9/20/2017	USD	2,137,801	CHF	2,238,673	—	(100,872)

			$60,459,413		$62,414,728	$145,457	$(2,100,772)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	23

Litman Gregory Masters Smaller Companies Fund 2017 Semi-Annual Report

Litman Gregory Masters Smaller Companies Fund returned 3.48% during the first half of 2017, beating the 3.27% gain for the Morningstar Small Blend category but trailing the 4.99% gain for the fund’s Russell 2000 Index benchmark. As of June 30, the fund reached its 14-year track record. Over this period, there have been pockets of strong and weak performance relative to the fund’s benchmark. But overall, the fund’s long-term performance is disappointing. The recent three-year period is the worst in the fund’s history and has weighed heavily on long-term performance. If we go back to August 2014, the fund was in line with or ahead of the Russell 2000 Index over most trailing periods. The recent three-year period included a dramatic decline in energy prices, which materially hurt one manager’s performance, and more recently, a sharp run-up in small-cap stocks following the election of President Trump, during which the managers failed to keep pace. We do not believe the recent performance slump relative to the benchmark is indicative of the fund’s potential, and we remain diligent in setting the fund up for success.

At the end of the second quarter, we removed FPA as a sub-advisor after 14 years on the fund. We thank co-managers Dennis Bryan and Arik Ahitov for their long-term contributions. Replacing FPA is Segall Bryant & Hamill, also a value-oriented manager. Mark Dickherber and Shaun Nicholson will co-manage that sleeve. Dickherber and Nicholson seek to identify companies that have the potential for significant improvement in return on invested capital (ROIC). We have been impressed with the co-managers for several years. We believe their edge lies in their focus on identifying the potential for significant improvement in a company’s ROIC, and more specifically, positive change with respect to company management’s capital allocation decisions, which is often a precursor to sustainably higher levels of profitability. We are particularly excited to have the team manage a very focused portfolio of only their highest-conviction stocks for the fund. For more details on their investment process, we direct you to our website www.mastersfunds.com.

Performance as of 6/30/2017
	Average Annual Total Returns
	Three Month	Year to Date	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
Litman Gregory Masters Smaller Companies Fund (6/30/03)	2.78%	3.48%	16.40%	-1.63%	9.06%	4.29%	7.82%
Russell 2000 Index	2.46%	4.99%	24.60%	7.36%	13.70%	6.92%	10.01%
Morningstar Small Blend Category	1.49%	3.27%	20.96%	5.66%	12.71%	5.87%	9.35%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2017, the gross and net expense ratios for the Smaller Companies Fund were 1.68% and 1.26%, respectively. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2018.

Performance of Managers

While the performance record for the SBH team has only just begun, performance of the other two sub-advisors was strong in relative terms over the first half of 2017. The portfolio managed by Jeffrey Bronchick of Cove Street Capital gained 10.45%, and the portfolio managed by Dick Weiss of Wells Capital gained 5.90% (net of their advisory fees). These returns compare favorably to the managers’ respective benchmarks—the Russell 2000 Value Index and the Russell 2000 Index, which gained 0.54% and 4.99%, respectively, over this period. Longer term, Weiss, who has been on this fund since its June 2003 inception, is outperforming by a comfortable margin over the 14-year period. Bronchick is performing roughly in line during his 10 years on the fund.

Key Performance Drivers

The fund’s underperformance relative to the Russell 2000 Index in the first half of the 2017 was due to sector allocation. The fund’s roughly six-percentage-point average overweight to the declining energy sector (the energy benchmark fell 28.29%) cost nearly three percentage points in relative terms, while a nearly nine percentage point underweight to health care, the best-performing sector by far, cost nearly 1.5%. The fund’s 12.8% average cash allocation also detracted from relative performance given the positive benchmark return. Stock selection overall was positive in the period, though not enough to offset the adverse effect of sector allocation. Good stock selection was especially evident within the consumer discretionary sector, where it added nearly 2.5% to the fund’s relative performance. Stock picking was also strong within the financials and telecom sectors, and more than offset the negative effect of stock selection within information technology, where the fund’s holdings failed to keep up with benchmark names.

As is always the case, at the stock level there were noteworthy contributors and detractors in the period. The paragraphs immediately below focus on some of the largest stock contributors and detractors, and the rationales for why these stocks made their way and remain in a high-conviction portfolio. We should remind investors that in the short term, the performance of a stock does not determine whether a position will be successful; that is only known when the stock is sold.

24	Litman Gregory Funds Trust

Millicom International Cellular was the top individual contributor to fund performance in the period, gaining 47.44%. This out-of-benchmark telecom company, owned by Cove Street Capital’s Jeffrey Bronchick, is the leading cable and wireless provider in Colombia and Central America. Bronchick says the company is refocusing on its pole position in the quickly growing cable triple play market in Colombia—while shedding valuable but disparate African media assets, as well as other assets such as cell phone towers—under the direction of a CEO who hails from Liberty Global. The company’s most recent financial results were in line with expectations, but shares increased thanks to another divestment announcement. Bronchick believes the stock remains a severely undervalued stock given its long-term potential to develop into a premier Latin American cable/telecom player. At the end of the period, Millicom was the fund’s third-largest holding.

Stock selection within the consumer discretionary sector had a strong beneficial effect on fund performance in the period. The strongest individual contributor was MDC Partners. The stock has been in the portfolio since mid-2015 and was the leading detractor in 2016, as organic growth slowed. During 2017 however, MDC Partners received a capital infusion from Goldman Sachs and management focused on cutting costs, which has benefited shares year to date. The stock was up 51.15% in the first half of the year. This name is owned by Dick Weiss of Wells Capital. Weiss says this company is one of the fastest-growing and most influential marketing and communications networks in the world. MDC’s agency partners leverage technology, data analytics, insights, and strategic consulting solutions to drive measurable results and optimize return on marketing investment for over 1,700 clients worldwide.

Not all consumer discretionary stocks performed well, however. Fashion and lifestyle business Cherokee, owned by Bronchick, fell 33.81% in the period. Bronchick says Cherokee has become caught up in the market’s concerns about the retail industry. He notes, however, that many domestic investors are not familiar with the fact that retail dynamics outside of the United States do not exactly mirror what we are witnessing domestically. As a result of the recent acquisition of Hi-Tec (headquartered in the Netherlands), Cherokee has become a much more international company—something Bronchick expects will contribute to the company’s growth. In addition, the company is replacing its largest U.S. customer—Target—with many other wholesalers and retailers. He admits the ramp up has been slow and the market has clearly become concerned about Cherokee’s ability to regain its domestic position. However, Bronchick believes Cherokee has built a global platform into which it can drop new and existing brands and thus has built a growth engine for the future. The valuation remains undemanding from Bronchick’s standpoint, and if Cherokee’s initiatives are successful over the next twelve months, he thinks it is likely that the current stock price will have represented a very attractive entry point.

The fund’s exposure to energy hurt relative performance during the period. The energy sector was by far the worst-performing sector in the benchmark, falling over 28% in the first half of the year. Over that time the fund had an average overweight to the sector of over six percentage points. Note that FPA, which is no longer a sub-advisor, had nearly one quarter of its portfolio invested in energy names. Since the recent inclusion of SBH, the fund’s energy exposure has—at least for the time being—been reduced, and the fund is now underweight. One example of the remaining energy positions is Cimarex Energy, owned by Weiss. (It was also owned by FPA until their removal from the fund.) This position was the worst individual detractor in the period, falling 30.74%. It is an independent oil & gas exploration & production company. Its activities include drilling, completing, and operating wells, and its projects cover the Permian Basin and the Cana-Woodford in Oklahoma, Texas, and New Mexico. Weiss says the company has been impacted by falling oil prices but is well positioned longer term with improving drilling techniques. He adds that it has one of the lower breakeven points within the industry. Weiss’s original thesis for owning the name revolved around the company’s improving technology for drilling wells, which he believes should lead to higher returns in a flat oil market.

Health care was another sector that worked against the portfolio in the period. While portfolio holdings performed well on average, a shortage of compelling ideas that meet the sub-advisors’ business and valuation criteria led to a meaningful underweight to the sector (4.17% compared to nearly 13% for the benchmark). This underweight hurt relative performance as the sector gained 22.70%. Stock selection within health care was marginally positive however. Integer Holdings, owned by Weiss, gained 46.86% in the period and, due to its relatively large weight in the portfolio, contributed 1.04% to the overall fund return. Integer engages in manufacturing and developing medical devices and components, operating through the Greatbatch Medical, QiG, and Lake Region Medical business segments. Weiss says the company has been a strong performer year to date after having a difficult 2016—a year when he felt the stock became extremely undervalued. So far this year the company has seen an improvement in original equipment manufacturer demand, which has generated topline growth. Further, the company is moving into new businesses through recent acquisitions, and Weiss believes resulting cost synergies could be beneficial.

Industrials company Avis Budget Group, also owned by Weiss, fell 25.65% in the period. The company engages in the provision of vehicle sharing and rental services. The company’s Americas segment licenses the firm’s brands for car rentals in the United States, while the International segment leases out vehicles in Europe, the Middle East, Africa, Asia, Australia, and New Zealand. Weiss originally bought the stock as the company was reinvesting in its business and shares were trading at an attractive high-single-digit price-to-earnings multiple. He notes the company had a strong 2016, benefiting from improved pricing and demand. However, year to date, these trends have reversed to some degree and the stock has underperformed as a result.

Fund Summary	25

Top 10 Individual Contributors as of the Six Months Ended June 30, 2017
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Millicom International Cellular SA	4.56	0.00	47.44	1.61	Telecommunications
Western Digital Corp.	3.68	0.00	29.28	1.06	Information Technology
Integer Holdings Corp.	2.42	0.06	46.86	1.04	Health Care
MDC Partners Inc. A	2.26	0.02	51.15	0.81	Consumer Discretionary
Wesco Aircraft Holdings Inc.	1.15	0.03	13.02	0.76	Industrials
Etsy Inc.	1.64	0.07	27.33	0.66	Consumer Discretionary
Leucadia National Corp.	4.71	0.00	13.05	0.64	Financials
Select Comfort Corp.	0.77	0.06	58.62	0.59	Consumer Discretionary
Tegna Inc.	2.31	0.00	5.27	0.56	Consumer Discretionary
Best Buy Co. Inc.	1.38	0.00	36.16	0.47	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2017
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Cimarex Energy Co.	3.59	0.00	-30.74	-1.39	Energy
Cherokee Inc.	2.88	0.00	-33.81	-1.19	Consumer Discretionary
Avis Budget Group Inc.	1.92	0.00	-25.65	-0.56	Industrials
Avnet Inc.	2.22	0.00	-18.91	-0.52	Information Technology
Range Resources Corp.	1.14	0.00	-37.53	-0.46	Energy
Patterson-UTI Energy Inc.	1.33	0.00	-25.69	-0.43	Energy
Rowan Companies PLC	0.89	0.00	-35.84	-0.43	Energy
Babcock & Wilcox Enterprises Inc.	1.91	0.03	-31.04	-0.42	Industrials
Noble Energy Inc.	1.56	0.00	-21.46	-0.41	Energy
Helmerich & Payne Inc.	1.03	0.00	-29.11	-0.38	Energy

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

As is typically the case, with its high active share (over 98%), the Litman Gregory Masters Smaller Companies Fund portfolio is quite different from its Russell 2000 Index benchmark. At the end of the period, industrials was the most significant sector overweight at 21.9% versus 14.3% for the benchmark. The fund’s largest sector underweights are real estate and information technology. At the end of the period the fund had no exposure to real estate, while the benchmark had an 8.0% allocation. The fund’s weighting to information technology was 10.8% versus 17.7% for the benchmark. There were some noteworthy changes in portfolio composition since the start of the year, most of which is attributable to replacing FPA with SBH. These include a reduction in the information technology, consumer discretionary, and energy sectors, which declined by 10.2 percentage points, 9.8 percentage points, and 8.5 percentage points, respectively. The fund’s cash allocation increased from 13.4% at the start of the year to 15.4% on June 30, 2017.

The fund’s weighted average market capitalization decreased from $5.4 billion at the beginning of the year to $3.6 billion at the end of the period.

The fund remains diversified by investment style across the three managers, and with nearly 39 stocks, we believe it is well diversified in terms of holdings and sector exposures.

26	Litman Gregory Funds Trust

By Sector

	Sector Allocation
	Fund as of 6/30/17	Fund as of 12/31/16	Russell 2000 Index as of 6/30/17
Consumer Discretionary	13.6%	23.4%	12.3%
Consumer Staples	0.0%	0.0%	2.7%
Energy	1.7%	10.2%	2.7%
Finance	14.3%	10.4%	19.1%
Health Care & Pharmaceuticals	8.0%	4.0%	13.9%
Industrials	21.9%	12.9%	14.3%
Information Technology	10.8%	21.0%	17.7%
Materials	9.0%	1.3%	4.8%
Real Estate	0.0%	0.0%	8.0%
Telecom	5.3%	3.4%	0.8%
Utilities	0.0%	0.0%	3.7%
Cash Equivalents & Other	15.4%	13.4%	0.0%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $981 million

Small-Cap $981 million - $4.4 billion

Small/Mid-Cap $4.4 billion - $10.6 billion

Mid-Cap $10.6 billion - $29.4 billion

Large-Cap > $29.4 billion

Totals may not add up to 100% due to rounding

Fund Summary	27

Closing Thoughts

As we mentioned in the opening of this report, we are disappointed with long-term performance. But as always, we remain focused on positioning the fund for success. To that end, we are excited about the inclusion of SBH, as we have been impressed with co-managers Dickherber and Nicholson. We think a concentrated portfolio of companies that they believe will benefit from significant improvement in ROIC will be successful over time. Our confidence is rooted in over three years of ongoing due diligence with the team, which includes closely monitoring the performance and portfolio construction of a more concentrated account that they have managed for several years.

As for our process, we think from time to time it is worth reiterating our investment approach. Ongoing due diligence is a critical part of our process, and our goal is to continually re-test our thesis. This re-testing involves periodic contact with a manager either at their office, via a conference call, or often, managers spend a few hours in our office. These ongoing conversations we have with managers involve detailed stock discussions during which we challenge the portfolio managers as well as their analysts on their investment case for portfolio holdings. We seek to understand why a stock qualifies as a best idea, and therefore is purchased for Masters; review risks and the investment team’s vetting process; and walk through mistakes and the lessons learned. More generally, we try to determine whether the team is adhering to and consistently executing the investment process upon which our confidence is based. We make it a point to talk to managers a couple of times per year, though our contact will intensify if there are team changes, unusual levels of portfolio activity, new product introductions, or periods of underperformance, where the duration and magnitude of underperformance will drive the level of our scrutiny. A goal of all our work is to avoid an emotional or knee-jerk reaction to changes, such as a personnel departure, a small change to the process, or an unsatisfying stretch of underperformance. Our objective is to allow sufficient time for performance to improve in the case of managers in whom we retain high confidence and to replace managers when a process breakdown or negative organizational changes occur that erode our confidence in a manager’s ability to outperform over the long term.

By sticking to this process and remaining disciplined in our execution of it, we are optimistic that the fund’s performance will improve compared to the benchmark. Indeed, the last three years have been frustrating for a variety of reasons, but we continue to work hard to ensure that the fund is well positioned for success over the medium and longer term.

Thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jack Chee, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the funds

28	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Jeff Bronchick	Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Mark Dickherber Shaun Nicholson	Segall Bryant & Hamill, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Richard Weiss	Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend	Russell 2000 Index

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Smaller Companies Fund from June 30, 2003 to June 30, 2017 compared with the Russell 2000 Index and Morningstar Small Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	29

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited)

Shares		Value
COMMON STOCKS: 84.6%

Consumer Discretionary: 13.6%
7,150	Best Buy Co., Inc.	$409,909
5,695	Buffalo Wild Wings, Inc.*	721,556
15,028	Carrols Restaurant Group, Inc.*	184,093
115,768	Cherokee, Inc.*	804,588
46,500	Etsy, Inc.*	697,500
12,650	GameStop Corp. - Class A	273,367
58,724	MDC Partners, Inc. - Class A	581,368
8,150	Norwegian Cruise Line Holdings Ltd.*	442,463
25,000	TEGNA, Inc.	360,250

		4,475,094

Energy: 1.7%
6,150	Cimarex Energy Co.	578,162

Financials: 14.3%
26,400	AllianceBernstein Holding L.P.	624,360
18,646	Bank of NT Butterfield & Son Ltd. (The)	635,828
31,500	CNO Financial Group, Inc.	657,720
12,728	Lakeland Financial Corp.	583,961
62,500	Leucadia National Corp.	1,635,000
23,469	Seacoast Banking Corp. of Florida*	565,603

		4,702,472

Health Care: 8.0%
32,716	Haemonetics Corp.*	1,291,955
17,500	Integer Holdings Corp.*	756,875
13,026	Orthofix International N.V.*	605,448

		2,654,278

Industrials: 21.9%
25,800	Avis Budget Group, Inc.*	703,566
27,300	Axon Enterprise, Inc.*	686,322
15,000	Delta Air Lines, Inc.	806,100
15,700	Gardner Denver Holdings, Inc.*	339,277
81,000	Heritage-Crystal Clean, Inc.*	1,287,900
26,936	Quanex Building Products Corp.	569,697
67,941	Spartan Motors, Inc.	601,278
30,808	SPX Corp.*	775,129
133,400	Wesco Aircraft Holdings, Inc.*	1,447,390

		7,216,659

Information Technology: 10.8%
219,885	Avid Technology, Inc.*	1,156,595
4,400	GTT Communications, Inc.*	139,260
9,627	Microsemi Corp.*	450,543
16,716	SecureWorks Corp. - Class A*	155,292
25,000	ViaSat, Inc.*	1,655,000

		3,556,690

Materials: 9.0%
19,027	Bemis Co., Inc.	879,999
23,300	Goldcorp, Inc.	300,803
32,202	Innophos Holdings, Inc.	1,411,735
5,100	Reliance Steel & Aluminum Co.	371,331

		2,963,868

Telecommunication Services: 5.3%
29,500	Millicom International Cellular S.A.	1,755,250

TOTAL COMMON STOCKS (Cost $24,753,104)		27,902,473

Principal Amount		Value
SHORT-TERM INVESTMENTS: 16.4%

REPURCHASE AGREEMENTS: 16.4%
$5,409,000	FICC, 0.12%, 6/30/17, due 07/03/2017 [collateral: par value $5,530,000, U.S. Treasury Note, 2.125%, due 05/15/2025, value $5,526,238] (proceeds $5,409,000)	$5,409,000

TOTAL SHORT-TERM INVESTMENTS (Cost $5,409,000)		5,409,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $30,162,104): 101.0%		33,311,473

Liabilities in Excess of Other Assets: (1.0)%		(324,323)

NET ASSETS: 100.0%		$32,987,150

Percentages are stated as a percent of net assets.

LP	Limited Partnership.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

30	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund 2017 Semi-Annual Report

The Litman Gregory Masters Alternative Strategies Fund (Institutional Share Class) gained 2.44% for the first six months of 2017. During the same period, 3-month LIBOR returned 0.54%, the Morningstar Multialternative category gained 2.27%, the HFRX Global Hedge Fund Index gained 2.54%, and the Bloomberg Barclays U.S. Aggregate Bond Index gained 2.28%.

Since its inception on September 30, 2011, the fund’s annualized return is 5.41% with a volatility (standard deviation) of 3.21% and a beta to the stock market of 0.25. This return is toward the lower end of what we think is a reasonable expected-return range for the fund over the long term (full market cycles). Meanwhile, the fund’s volatility has been well below our expected range of 4% to 8%. On a risk-adjusted-return basis, we are particularly pleased with the fund’s results. It has the highest Sharpe and Sortino ratios within its Morningstar Multialternative peer group category. And it has more than tripled the total return of both its Morningstar category and the HFRX Global Hedge Fund Index, with comparable volatility and beta, since inception.

Performance as of 6/30/2017
	Average Annual Total Returns
	Three Month Return	Year to Date Return	One Year	Three- Year	Five-Year	Since Inception (9/30/2011)
Litman Gregory Masters Alternative Strategies Fund Institutional Class	1.18%	2.44%	6.73%	2.79%	4.73%	5.41%
Litman Gregory Masters Alternative Strategies Fund Investor Class	1.11%	2.21%	6.45%	2.55%	4.50%	5.16%
Bloomberg Barclays Aggregate Bond Index	1.44%	2.28%	-0.31%	2.49%	2.22%	2.55%
3-Month LIBOR	0.29%	0.54%	0.93%	0.54%	0.45%	0.45%
Morningstar Multialternative Category	0.64%	2.27%	3.00%	0.07%	1.49%	1.75%
HFRX Global Hedge Fund Index	0.87%	2.54%	5.98%	-0.35%	1.91%	1.79%
Russell 1000 Index	3.06%	9.27%	18.03%	9.26%	14.67%	16.66%
SEC 30-Day Yield[1] as of 6/30/17 Institutional: 1.57% Investor: 1.32%
Unsubsidized SEC 30-Day Yield[2] as of 6/30/17 Institutional: 1.48% Investor: 1.23%

1.  The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

[2]    The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

EXPENSE RATIOS as of 4/30/2017	MASFX	MASNX
Net Expense Ratio (%) Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[3]	1.47	1.72
Total Net Operating Expenses (%)[4]	1.75	2.00
Gross Expense Ratio (%)	1.83	2.08
[3]. Does not include dividend expense on short sales of 0.19% and interest expense of 0.09%

[4].   The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2018. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. All performance discussions in this report refer to the performance of the Institutional share class.

Fund Summary	31

The “Risk/Return Statistics” table below presents some of the key performance metrics that we track for the fund.

Litman Gregory Masters Alternative Strategies Fund, Risk/Return Statistics, 6/30/17

	MASFX	Bloomberg Barclays Agg Bond	Russell 1000	Morningstar Multi- Alternative Category
Annualized Return	5.41	2.55	16.66	1.75
Total Cumulative Return	35.35	15.49	142.53	10.49
Annualized Std. Deviation	3.21	2.77	10.71	3.20
Sharpe Ratio (Annualized)	1.60	0.86	1.48	0.51
Beta (to Russell 1000)	0.25	-0.02	1.00	0.26
Correlation of MASFX to…	1.00	-0.13	0.79	0.82
Worst Drawdown	-6.94	-4.52	-12.41	-9.33
Worst 12-Month Return	-4.49	-2.47	-7.21	-6.90
% Positive 12-Month Periods	86.9%	82.0%	95.1%	80.3%
Upside Capture (vs. Russell 1000)	31.63	8.02	100.00	21.07
Downside Capture (vs. Russell 1000)	27.64	-8.30	100.00	41.67
Notes:
Since inception (9/30/11)
Worst Drawdown based on weekly returns

Past performance is no guarantee of future results

Portfolio Commentary

Performance of Managers: For the first half of 2017, four sub-advisors produced positive returns and one manager had a slight loss. FPA’s Contrarian Opportunity strategy gained 5.23%, DoubleLine’s Opportunistic Income strategy gained 3.95%, the Water Island Arbitrage and Event-Driven Strategy was up 3.02%, the Loomis Sayles Absolute-Return Fixed-Income strategy gained 0.71%, and Passport’s Long-Short Equity strategy declined 0.63%. (These returns are net of the management fee each sub-advisor charges the fund.)

Key performance drivers and positioning by strategy

DoubleLine: The DoubleLine Opportunistic Income strategy produced strong absolute returns during the period and also outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The U.S. Treasury curve flattened with 2-year yields increasing by about 19 basis points (0.19%) and 10-year yields declining by 15 bps. Both the interest-rate-sensitive agency residential mortgage-backed securities (RMBS) and the non-agency RMBS in the portfolio contributed positive returns for the period. Within agency RMBS, fixed-rate collateralized mortgage obligations (CMOs) were the best performers as they benefited from strong price appreciation and modest interest income.

In contrast, inverse floating-rate and inverse interest-only securities performed the worst during this time due to declining prices, partly attributed to rates at the front end of the curve rising. Within non-agency RMBS, Alt-A bonds were the largest contributors to total return due to robust interest carry and improving valuations. Other structured credit sectors, such as collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS), contributed positively to performance as they benefited from spreads tightening. The small position in Puerto Rico municipal bonds detracted from returns.

As of June 30, non-agency RMBS remains the largest allocation in the DoubleLine portfolio at 58%. Other credit-sensitive sectors, such as CLOs, CMBS, asset-backed securities (ABS), and Puerto Rican muni bonds, make up 10%. Agency RMBS (mostly longer-duration securities) accounts for approximately 20%. Cash was still fairly high at 11%, although that was down several percentage points from the end of the first quarter. The portfolio’s calculated duration increased moderately over the period, ending at 4.9 years, with a yield to maturity of 4.2%. With yields low and spreads compressed throughout most of the fixed-income universe, the managers are emphasizing the importance of risk management, not reaching for yield, and remaining patient while waiting for inevitable market volatility to create much more attractive investment opportunities. Please see DoubleLine’s commentary on page 37 for more details on their outlook and positioning.

FPA: The FPA Contrarian Opportunity strategy performed well in light of its very large cash position, gaining 5.2% for the period. The top contributors were Oracle, Aon, and Arconic. The largest detractors were the Naspers/Tencent pair trade, Regis, and General Electric. Portfolio activity was fairly light during the period. The managers added to Mylan, General Electric, Qualcomm, and Meggitt (a British aerospace company). CIT Group was trimmed as part of the position was tendered into the company’s Dutch auction at a healthy profit. Foresight Energy bonds were called by the company, also producing attractive gains for the fund. The team also added a small (approximate 1%) short position in the iShares Russell 2000 Exchange Traded Fund (ETF) as a hedge based on what they view as extremely stretched valuation in the small-cap index.

32	Litman Gregory Funds Trust

The portfolio’s gross long exposure to equities remained very similar to the previous quarter at 54% (approximately 49% net), including 15% in non-U.S. companies. Credit holdings are down to 7% of assets. Financials remains the largest sector concentration at approximately 20%, largely comprising the same group of banks, as well as AIG, Aon, and Leucadia National. Technology and industrials, at about 11% each, are the other significant sector exposures. Technology continues to largely comprise high-quality franchises like Oracle, Microsoft, Cisco Systems, and Alphabet (AKA Google), along with the new position in Qualcomm. Industrials include diversified blue chips GE and United Technologies, as well as a few aerospace-focused companies. The team continues to research a number of new ideas but is generally still finding valuations too rich to commit meaningful amounts of capital at current prices. Please see FPA’s commentary on page 37 for more details on their outlook and their positioning.

Loomis Sayles: The Loomis Sayles Absolute-Return Fixed-Income strategy’s modest gain for the period was diversified across several sectors. Securitized assets, particularly ABS and non-agency RMBS holdings, were the biggest contributor as fundamentals remained stable across all sectors and investor sentiment remained positive. Investment-grade corporate bonds also contributed positively as spreads tightened further during the quarter and ended the period near multiyear tights. Emmanuel Macron’s victory in the French presidential election in early May reduced some political uncertainty, and strong fund flows into investment-grade bonds, especially from non-U.S. investors, also buoyed the market. Most of the positive contribution came from names in energy, communications, and technology. High-yield corporate bonds also added to performance as spreads tightened during the quarter after a brief period of volatility in late April around the first round of the French presidential election. The combination of a relatively patient Federal Reserve, improving credit metrics, strong earnings, and a general search for yield from non-U.S. investors continues to have a positive impact on the high-yield market. Individual consumer non-cyclical, communications, and technology names contributed the most to these returns. Emerging-market exposure also helped performance, as credits in this space rebounded after a volatile period at the end of 2016 after Donald Trump’s election. At quarter-end, the portfolio’s largest net long allocations remain in securitized credit and high-yield corporate bonds, although their weightings in the low teens are significantly lower than they have been in past quarters, consistent with the managers taking less risk as nearly all credit sectors have continued to rally.

On the negative side, the strategy’s exposure to energy-related equities detracted from returns, as oil prices dropped sharply during the period. Loomis remains comfortable holding these positions as they anticipate oil prices will inch higher over the next year. Risk management tools, primarily equity index futures and options and interest rate futures, also detracted from performance. The decline in longer-dated Treasury yields during the period resulted in losses from short positions in Treasury interest rate futures. In addition, U.S. equities continued to rally in the period, causing the strategy’s short hedges in the S&P 500 to detract from return. Loomis continues to use these tools to manage and hedge various market risks. For example, via interest rate hedges, the portfolio’s empirical “key rate” duration (sensitivity to changes in Treasury yields) is under one year. Please see Loomis Sayles’s commentary on page 40 for more details on their outlook and positioning.

Passport: After a disappointing first quarter, Passport’s Long-Short Equity strategy rebounded in the second quarter, leaving the strategy just slightly negative for the first half of the year. At the overall portfolio level, positive returns from Passport’s equity long positions were roughly offset by losses from their shorts. In terms of sector attribution, Saudi Arabian stocks were the largest positive contributor to performance, adding 1.4%, followed by technology stocks (contributing 1.1%) and emerging markets, primarily Chinese Internet companies Alibaba and Altaba (formerly Yahoo, now a holding company whose primary asset is shares in Alibaba), contributing 0.8%. We were encouraged to see Passport’s strong conviction that Saudi Arabia would be added to the MSCI “watchlist” for inclusion in the MSCI Emerging Markets Index validated in June, helping to boost the returns of Saudi stocks. Passport believes there is material additional upside to the country’s stock market as economic reforms take hold and institutional investors that closely track emerging-market indexes increase their allocations to Saudi Arabia in line with its inclusion in the benchmarks. The largest detractor to performance during the period was long exposure to energy stocks (detracting 1.4%). Market hedges also detracted 1% from returns. As Passport notes in its commentary later in this report, it is not betting on a strong rebound in oil prices and is running the portfolio’s energy exposure at close to neutral net exposure (longs minus shorts). On the long side, the team is focused on high-quality Permian Basin exploration and production (E&P) names (such as Parsley Energy) that it believes offer the greatest fundamental upside. Meanwhile, the short positions are in E&P stocks it believes are overvalued based on oil price assumptions well above what Passport thinks are sustainable over the long term.

Passport’s most significant portfolio changes during the period were a reduction in the growth factor bias, an increase in the weighting in Saudi Arabian stocks to 25% by adding a position in Al Rajhi Bank, and a reduction in the energy short exposure. More broadly, as we noted above, from an investment process perspective, Passport is focusing on fewer sectors; taking longer-term, concentrated positions in its highest-conviction ideas that are not dependent on short-term political or macro events; and positioning to withstand short-term volatility. We think these are sensible changes for the firm, although success will ultimately be driven by execution. At quarter-end, the strategy was approximately 100% long and 45% short, with the largest net long sector exposures in Saudi Arabia at 25%, Internet/technology at 16%, and emerging markets at 9%. Please read Passport’s commentary on page 40 for additional details on their positioning and outlook.

Water Island: Water Island’s Arbitrage and Event-Driven strategy continued its steady performance with a 3.0% net return for the period. All three sub-strategies (Merger Arbitrage, Equity Special Situations, and Credit Opportunities) contributed positively to returns, with Merger Arbitrage having the largest impact. On a sector basis, financials and health care were the top contributors, with

Fund Summary	33

the energy sector being the sole sector to detract from returns over the period. Geographically, U.S.-based positions were the primary contributors, but the European region also contributed meaningfully.

The top contributor in the portfolio was the merger-arbitrage investment in the NXP Semiconductors/Qualcomm deal. In October 2016, Qualcomm entered into a definitive agreement to acquire NXP Semiconductors (based in the Netherlands) for $47 billion. NXP shareholders and the investment community more broadly viewed Qualcomm’s offer as underwhelming at the time the deal was announced, and the semiconductor index has appreciated significantly since then. Since NXP shareholders believe NXP could trade above Qualcomm’s offer on its own, NXP has traded at a very tight spread to the current offer. Additionally, in May, activist hedge fund Elliott Management disclosed a stake in NXP. The potential for Elliott to agitate for a higher bid has highlighted possible further upside in NXP as the deal moves closer to its expected fourth quarter 2017 close.

The largest detractor in the portfolio was Noble Energy’s acquisition of Clayton Williams. In January 2017, Noble Energy entered into a definitive agreement to acquire Clayton Williams—a U.S. oil and gas producer—for $3.1 billion. The consideration being paid to Clayton Williams shareholders was a combination of cash and stock, subject to proration. There were two large holders, each with 35% of shares: Clayton Williams, Jr. and Ares Management, LLC, both with very low cost bases. As such, Water Island believed both of these large holders would elect to receive stock due to beneficial tax treatment, regardless of whatever combination the higher-valued election turned out to be. However, the two large shareholders ultimately elected to take the higher-valued cash consideration, irrespective of any adverse tax implications. The election outcome resulted in an allocation of considerably more Noble shares to the portfolio than Water Island had anticipated. As the team worked to sell the Noble position, oil prices and Noble shares came under pressure, creating a loss for the fund in the second quarter.

Much of what Water Island does across the event-driven spectrum stems from corporate consolidation. As such, looking ahead they see a robust catalyst-driven investment opportunity set across all three sub-strategies. In addition to strong deal flow, rising interest rates would provide another tailwind to returns. However, volatility, another important driver of merger-arbitrage returns, remains largely absent from markets. The end result is an average arbitrage spread environment in the range of 4%–6%, which has been relatively stable through the first six months of the year. Water Island believes the key to success in coming quarters will be event selection and timing of investment. Properly anticipating which events will encounter issues, quickly cutting or (ideally) avoiding problem situations, and entering trades at the right time should ultimately drive good risk-adjusted performance. Please see Water Island’s commentary on page 42 for more details on their outlook and positioning.

Strategy Allocations

As of the end of the second quarter, the fund remained weighted according to our strategic target allocation: 25% each to DoubleLine and Loomis Sayles, 20% each to FPA and Water Island, and 10% to Passport.

Effective July 10, with the addition of DCI as a sixth sub-advisor on the fund, the new strategic weightings are: 23% to DoubleLine; 17% each to FPA, Loomis Sayles, and Water Island; 16% to DCI; and 10% to Passport. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

Current Strategy Allocations

(As of 7/10/17)

Source: Litman Gregory

34	Litman Gregory Funds Trust

Closing Thoughts

The fund’s performance over the first half of the year has been solid, although obviously not exciting. As we’ve mentioned before, in times like these without an abundance of compelling opportunities, we expect our managers to remain fairly conservative and hopefully generate acceptable returns without stretching far out on the risk spectrum. This should enable them to perform relatively well in the event of a market shock or downturn, as well as to be more aggressive when they’re being more richly compensated for committing your (and our) capital.

While it has been a fairly quiet year so far in terms of specific themes within the portfolio, there are a couple areas we’d like to highlight. First, we’re excited to announce the addition of DCI as a new sub-advisor on the fund as of July 10. DCI is a San Francisco–based, corporate credit–focused investment firm that manages systematic, quantitatively-driven portfolios of long-short and long-only credit strategies. The firm was founded in 2004 by a group of principals who had previously built a quantitative credit analysis business (KMV) that was subsequently sold to credit rating agency Moody’s. DCI will manage an absolute-return-oriented, long-short credit portfolio for the fund. We believe DCI’s strategy can generate attractive risk-adjusted returns across a variety of market environments, with low volatility and low risk of significant drawdowns given its diversification and lack of reliance on credit market beta or interest rate movements to drive returns. Additionally, DCI is a strong complement to the existing lineup of sub-advisors because of its low correlation to the fund’s current strategies and should contribute to the fund’s ability to achieve its return, risk, and diversification objectives.

Second, we would like to provide a brief update on sub-advisor Passport Capital. Following turnover at the firm, which coincided with disappointing performance, we have spent considerable time with Passport, including John Burbank and other senior investment and risk management professionals. Our assessment is that the firm has clearly made some missteps, but the current structure and strategy create a good chance to perform well going forward. The investment team has narrowed its focus to areas and sectors that have historically been the firm’s most profitable; the core investment themes are longer-term oriented and less reliant on getting specific political and economic event calls right (while still having macro conditions play a role); and the portfolio management process has been simplified but still incorporates quantitative analysis and risk management as key inputs. We have seen some positive data points recently, including the MSCI decision to put Saudi Arabia on its “watchlist” for potential inclusion in the MSCI Emerging Markets Index, a key element of Passport’s high-conviction position in Saudi stocks. We are cautiously optimistic about Passport’s ability to generate attractive returns going forward, although we continue to monitor the firm closely and recognize that due diligence is an ongoing process rather than something that ever reaches a definitive end.

More broadly, as we talk to each of the fund’s sub-advisors and evaluate their portfolio positioning and decision-making on an ongoing basis, our confidence in them and the overall fund construct remains high. Each manager is focused first and foremost on risk management within their strategies, particularly given the current environment. But this risk aversion is coupled with an opportunistic mindset and investment approach. And importantly, our fund gives each manager the flexibility to act on their convictions, enabling them to meaningfully vary their portfolio exposures in response to changing market conditions, risks, and return opportunities. We believe this is a key competitive advantage and strength of the fund that will continue to serve it well as a core, all-weather alternatives holding.

As always, we thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jason Steuerwalt, Senior Research Analyst

Individual Strategy Portfolio Allocations

Following are portfolio exposure summaries for each individual strategy as of June 30, 2017.

DoubleLine Opportunistic Income Strategy

Sector Exposures
Cash	10.8%
Government	1.3%
Agency Inverse Floaters	3.9%
Agency Inverse Interest-Only	4.7%
Agency CMO	8.6%
Agency PO	2.5%
Collateralized Loan Obligations	1.1%
Commercial MBS	1.4%
ABS	4.3%
High-Yield	0.1%
Municipals	3.0%
Non-Agency Residential MBS	58.4%

TOTAL	100.0%

FPA Contrarian Opportunity Strategy

Asset Class Exposures
U.S. Stocks	38.6%
Foreign Stocks	15.0%
Bonds	7.0%
Exchange Traded Funds	0.6%
Other Asset-Backed	0.4%
Limited Partnerships	0.4%
Short Sales	-4.8%
Cash	42.8%

TOTAL	100.0%

Fund Summary	35

Sector Exposures	FPA Strategy	Russell 3000 Index
Consumer Discretionary	3.8%	12.7%
Consumer Staples	0.4%	8.2%
Energy	0.6%	5.5%
Finance	19.7%	15.1%
Health Care	2.4%	13.9%
Industrials	10.7%	10.8%
Materials	1.8%	3.4%
Real Estate	0.0%	4.0%
Technology	10.7%	21.4%
Telecom	0.0%	2.0%
Utilities	0.0%	3.1%
Exchange Traded Funds	-0.8%	0.0%
Cash	42.8%	0.0%
Other	7.8%	0.0%

TOTAL	100.0%	100.0%

Loomis Sayles Absolute Return Fixed-Income Strategy

Strategy Exposures	Long Total	Short Total	Net Exposure
High-Yield Corporate	15.2%	-1.6%	13.6%
Securitized	13.3%	-0.6%	12.8%
Bank Loans	7.4%	0.0%	7.4%
Dividend Equity	9.0%	-3.7%	5.3%
Investment-Grade Corp.	5.8%	-1.6%	4.2%
Convertibles	2.4%	0.0%	2.4%
Global Credit	1.3%	0.0%	1.3%
Emerging Market	3.9%	-3.2%	0.8%
Currency	10.3%	-9.0%	1.3%
Risk Management	0.2%	-1.7%	-1.5%
Global Rates	6.5%	-49.5%	-43.0%
Subtotal	75.3%	-70.9%	4.6%
Cash & Equivalents	37.3%	0.0%	37.3%

Top 10 Country Exposures (%)	Net Exposure	Long Total	Short Total
United States	23.7	81.5	-57.8
Eurozone	-4.7	0.1	-4.7
Mexico	3.2	3.2	0.0
Canada	3.2	3.2	0.0
Poland	3.0	3.0	0.0
Philippines	2.9	2.9	0.0
Brazil	2.8	2.8	0.0
Argentina	2.2	2.2	0.0
Norway	1.7	1.7	0.0
Hungary	1.5	1.5	0.0

Top 10 Subtotal	39.5	102.1	-62.5

Passport Capital Long-Short Equity Strategy

Sector Exposures
Sector	Long	Short	Net
MENA	25%	0%	25%
Internet/Technology	24%	-9%	16%
Emerging Markets	12%	-3%	9%
Consumer Discretionary	14%	-9%	5%
Financial	5%	0%	5%
Health Care	5%	0%	5%
Industrial	3%	-1%	2%
Energy	8%	-8%	0%
Materials	3%	-1%	2%
Diversified	1%	-14%	-13%
Total	100%	-45%	55%
*Exposures	may not add up to total due to rounding

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Exposures	Long	Short	Net
Equity Merger Arbitrage	58.4%	-13.1%	45.3%
Equity Special Situations	25.9%	-21.7%	4.2%
Credit Opps/Special Sits	25.6%	-2.1%	23.5%
Total	110.0%	-36.8%	73.2%

Geographic Exposure
	Long	Short
Americas	99.6%	-29.7
EMEA	10.1%	-2.2%
APAC	0.3%	-5.0%

Equity Market Cap Exposure
	Long	Short
Small Cap (< $2 Billion)	6.1%	-4.5%
Mid Cap ($2-$10 Billion)	34.7%	-8.3%
Large Cap (> $10 Billion)	42.6%	-22.7%

*	Exposure calculations include equity, credit and swaps at full notional value.

36	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

Sub-Advisor Commentaries

DoubleLine Capital Commentary

For the trailing 6-month period ended June 30, 2017, the Opportunistic Income portion of the Litman Gregory portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The U.S. Treasury curve flattened with 2-year yields increasing by about 19 basis points (bps) and 10-year yields declining by about 14 bps. Though the more interest-rate sensitive, Agency RMBS performed positively during this time, it was the Non-Agency structured credit that was the primary driver for returns. Within Agency RMBS, fixed-rate CMOs were the best performers as they benefited from rates declining at the long end. In contrast, inverse floating rate and inverse interest-only securities performed the worst during this time due to declining prices, partly attributed to rates at the front end of the curve rising. Amongst Non-Agency RMBS, Alt-A bonds contributed the most to total return as they experienced a combination of strengthening valuations and robust interest carry during this period. Other Non-Agency RMBS sectors such as Subprime and Prime also experienced price appreciation, although to a lesser extent, but continue to be sources of attractive carry for the portfolio. There continues to be a smaller allocation to other structured credit sectors such as CMBS and CLO; both sectors have been accretive to performance as spreads have tightened across the capital structure. Municipals detracted from returns as volatility still mires the sector due to continuing concerns over Puerto Rico; however, it remains a small allocation within the portfolio as a whole.

First Pacific Advisors Commentary

FPA’s sleeve of the Litman Gregory Masters Alternative Strategies Fund returned 5.23% (net of fees) for the first half of the year. This compares to the 9.34% return of the S&P 500 and the 11.48% return of the MSCI ACWI indices.

For this period, the portfolio’s top five performing positions added 2.67% to our return, while the bottom five detracted 1.37%.1

Winners	Losers
Oracle Corp	Naspers/Tencent Paired Trade
Aon plc	Regis Corp.
Arconic Inc.	General Electric
CIT Group Inc.	Nexeo Solutions Inc.
United Technologies Corp	American Intl Group Inc.

In a recent speech (“Two Decades of Winning by not Losing”), I shared some views that explain our current thinking about stock and corporate bond markets and the resulting current portfolio positioning; we suggest that always owning the hot stocks may not be necessary to keep up with the equity market over time.

Markets and Economy

Despite the turbulent changes to the political terrain in the United States and Europe, the global economy continues to putt-putt along, much as it did before Brexit and the U.S. elections. The U.S is now in year nine of its economic expansion—the third longest since 1900. Yet despite its long duration, the rate of gross domestic product (GDP) growth has fallen well below past expansions.2

Low interest rates and the absence of bad news have been the twin pillars underpinning stable markets worldwide. The S&P 500 is in its 99th month of a bull market—the second longest since 1926, and hasn’t corrected more than 20% since 2009.3 US stocks trade at historically high valuations, which we believe is more a function of the low rates than earnings growth.

Other parts of the world are less expensive—not to be confused with inexpensive. The MSCI ACWI has a median valuation higher than the prior two market peaks. Asia and Emerging Markets are trading closer to their median valuation. At best, one can argue that parts of the world are relatively cheap, which causes us to be less active buyers while we await better values.

Just because we aren’t actively allocating capital doesn’t mean that everyone else is standing still. Given continued low interest rates, the prospect of an economic Armageddon having faded into the past with nothing looming on the horizon, and a lack of investment alternatives, stock markets seem to be one of the few games in towns, villes, stadts, cittas, ciudads, …. From these more elevated levels, we expect to see less robust returns over the not-so-foreseeable intermediate term.

Part of our historical bread and butter has been finding opportunities in the high yield sector, but today we find the bread burned. The yield-to-worst of the US high yield market is a paltry 5.7%, while the EU high yield sector offers a pathetic 2.7%. Importantly, those yields are gross of some future default and recovery rates. If one were to look at the US as a proxy over the past thirty-five years, with an average default rate of 3.7% and recovery of 40.9%, the US gross yield would be reduced to a net yield of 3.5%. In Europe, the return would be negative.4

We have called this set-up “return-free risk.” We won’t put our/your capital in the position of having to bank on interest rates remaining low—and a good economy keeping defaults at bay—in order to justify participating in the high yield sector. What we might otherwise have invested in high yield in a riper period stays on the sidelines in cash until the return justifies the risk.

Investing

The three current investments discussed below can serve as a window into our investment philosophy and process.

Fund Summary	37

[1]	Reflects the top contributors and top detractors to the portfolio’s performance based on contribution to return for the first six months of the year.
[2]	Since the Great Recession (2008/09), GDP growth has averaged just 2.1%, as compared to the prior two expansions: 3.2% (1992-2007) and 4.1% (1983-1990). Average GDP growth since 1948 has been 3.2%; since this includes all recessions, the current expansion looks all the more anemic (St. Louis Federal Reserve (FRED)).
[3]	The longest bull market since 1926 lasted 113 months from October 1990 to March 2000 (J.P. Morgan US Guide to the Markets (6/30/2017)).
[4]	Default rates have reached double digits in past and recoveries have been in the low 20% range. Most recently, 10.3% of the US high yield market defaulted in 2009 and the recovery was just 22.4% (J.P. Morgan, Moody’s Investors Service, S&P LCD using data from 1982-2016).

Naspers/Tencent Arbitrage

We have been long Naspers and short Tencent for longer (and less profitably) than we care to remember. Naspers, a South African holding company, made a prescient investment in Tencent, a technology business with a market capitalization among the top 10 globally. Naspers’ $34 million investment in 2001 is now valued at $113 billion—a 63% internal rate of return (IRR). The passion to own Tencent shares has caused it to be valued at 40x current year’s earnings (36x excluding cash and investments) and dwarfs investor interest in Naspers. Its Tencent stake now exceeds its $86 billion market cap by $28 billion!5 We don’t believe this should be the case. Naspers profitably operates a Pay TV business in South Africa and has made successful investments in other valuable technology investments, such as Allegro, Avito and Ibibo. Yet, the market insists on paying us to own Naspers. Unfortunately, we’re being paid far more today than when we initiated the trade. The price of the Naspers ‘stub’ was trading then at negative $1.5 billion but is now trading at negative $27 billion. We continue to think, however, that Naspers will not be valued so irrationally in the future.

We’ve had experience waiting things out in the past. A similar thought process led us to invest in Renault at two different times (in 2006 and in 2012-2013), while shorting its ownership stakes in Nissan and Volvo Truck—whose combined value exceeded Renault. In the most recent instance, we established our position when their Nissan and Volvo Truck interests exceeded Renault’s enterprise value. The market was paying us to own Renault, but its stock price appreciated slower than that of its equity stakes, creating unrealized losses in our portfolios. This lasted for ~1.5 years but eventually the market appreciated that Renault was worth more than zero, let alone a negative number, and we profitably unwound our trade.

We anticipate that the same could be true of Naspers/Tencent. Nevertheless, this trade exemplifies both the type of attractive risk/reward sought by our Contrarian Value team, and our willingness to buy down as long as the thesis remains intact.

Sears Canada Loans

We made a loan to Sears Canada in the second quarter. At that time, we believed its existential challenges were similar to many other brick-and-mortar retailers and that it could very well go bankrupt at some point. Well, that point came within months of the loan origination. Since we underwrote the loan predicated on liquidation value, we remain comfortable that we will be paid in full in the next couple of months. We expect that our 2% commitment fee will now be amortized over a shorter maturity, resulting in a higher-than-budgeted IRR.

We are in the process of seeking to fund the DIP (debtor-in-possession) loan that, if approved by the Canadian courts, will allow the company to conduct either its restructuring or its liquidation in an orderly manner.

This prospective DIP loan should afford us somewhat better asset coverage, with a higher starting yield, an additional and higher commitment fee, and a shorter expected duration, which we think should result in underwriting at a higher than expected IRR, as exhibited in the table below.6

Sears Canada Loans7

	Secured Loan	Prospective DIP
Terms
Coupon	Libor + 9.75%	Libor +11.0%
Commitment fee	2.0%	3.5%
Expected term	1-3 years	<1 year

Asset coverage
Loan made with liquidation in mind, not as going concern
Secured by inventory, receivables, and real estate
Loan-to-value <60%
Return target
Budgeted IRR	>11%	>17%[8]

Financials

The portfolio’s investment in balance sheet intensive financials have performed well over the past year. Earnings have improved and book value has increased but the largest driver has been an increase in valuation, as seen in the table below. In that time, the Price/Tangible Book Value (P/TBV) ratio of our portfolio of financials has increased from 0.73x to 1.04x.

	Financials owned by the Portfolio[9]
	Q1 2016 P/TB	Q2 2017 P/TB	Q1 2017 TE/TA	2016 ROTE
Citigroup	0.67x	1.01x	11.3%	7.6%
Bank of America	0.84x	1.41x	9.0%	9.8%
CIT Group	0.64x	1.06x	15.0%	7.0%
AIG	0.84x	0.83x	15.2%	6.0%
Leucadia	0.78x	1.19x	19.7%	1.6%
Ally	0.69x	0.74x	8.1%	8.1%

Average	0.73x	1.04x	13.1%	6.7%

As we discussed more than a year ago, we thought it was reasonable to expect equity-like returns in all but extremely negative scenarios. Our companies still trade at a discount to historic norms based on tangible book value, as exhibited in the chart below, but can no longer be viewed as “dirt” cheap.

38	Litman Gregory Funds Trust

[5]	S&P Capital IQ (7/12/2017)
[6]	By making the prospective DIP loan on the heels of our secured loan, it is as if we will have received 5.5% in advance (2% for the Secured Loan and 33.5% for the DIP)
[7]	Expected term and budgeted IRR based on FPA estimates. There is no guarantee that our estimates will be correct. These estimates are subject to change based on various factors (e.g., market conditions), many of which are outside our control.
[8]	Return target assumes approval by Canadian bankruptcy courts of Prospective DIP financing on the terms proposed.
[9]	Balance sheet intensive financials only. P/TB = Price/Tangible Book. TE/TA = Tangible Equity/Tangible Assets. ROTE = Return on Tangible Equity and includes FPA adjustments. Q1 2016 P/TB = Q1 2016 Price/ Q1 2016 Tangible Book. Q2 2017 P/TB = Q2 2017 Price/ Q1 2017 Tangible Book. Q1 2017 TE/TA = Q1 2017 Tangible Equity/ Q1 2017 Tangible Assets. AIG figures are as of previous year-end except Q2 2017 which uses 6/30/2017 price divided by 12/31/2016 tangible book value (Bloomberg).

S&P 500 Financials Price/Tangible Book as of June 30, 2017

The current investment case for these financials to continue to perform well increasingly relies on a continued favorable regulatory climate, our avoiding a recession, increasing capital return—the recent CCAR10 is a step in the right direction—and, in some cases, higher interest rates and/or a steeper yield curve.

If our portfolio companies can improve ROTE to an average of 12% (less than their historical average) and trade at 1.25x their TBV (up slightly more than current TBVs and still a sizeable discount to historical multiples as depicted in the prior graph) our positions would offer decent returns over the next three years. Note, however, that a little more than a year ago, when these institutions were trading at just 0.75x book, we believed we were well-protected on the downside (and we had more upside). We don’t have that same protection today.

We aren’t finding much of anything that’s so statistically inexpensive, which explains why we maintain a significant position in these financials although we have taken some money off the table. Our exposure to balance sheet intensive financials at quarter-end stands at 13.3%.

Closing

The business of investing is harder than investing itself because one must ably manage both the capital and the high expectations of others. It is unlikely that every client’s expectations mirror those of their investment counselor or fund. We write and speak so we can inform our co-investors about our philosophy and current positioning, but recognize that we can only realize long-term success by remaining true to our longstanding investment philosophy, even in those periods where it might not align with the general tenor of the market.

We have enough self-awareness to know that we’re not smart enough to determine the direction of either markets or economies, and appreciate that more things might happen than will happen. We therefore leave the future to either the more capable or more foolhardy. We can only speak to a present dictated by price and with that in hand, we always query: does an asset price today afford us an acceptable rate of return after taking into account the good, the bad, and the ugly? Should we find a good business (or other asset), and should winning offer a return well in excess of what might be lost in our downside case, and should chance to win be more likely than the chance to lose, then we’ll be buyers. Until such time, we exercise patience – a quantity seemingly in limited supply today. I wish I could remember where I recently read one person’s clear view of the stock market, so I’ll paraphrase: “Markets are only lived forwards, but only understood backwards.”

Respectfully submitted,

Steven Romick

Portfolio Manager

July 28, 2017

Fund Summary	39

[10]	Comprehensive Capital Analysis and Review: a federally- required stress test that is held annually to determine the financial resilience of the nation’s large bank holding companies.

Loomis Sayles Commentary

Market Conditions

Nearly all asset classes saw positive returns in the period, supported by “just right” macroeconomic and financial conditions. The US dollar weakened slightly despite a Federal Reserve (Fed) interest rate hike in June, corporate profits continued to recover and investors embraced the risk-on trade. Commodities were the only dark spot as the sector struggled with a volatile supply/demand backdrop.

Securitized assets posted positive total returns with residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and US agency mortgage-backed securities (MBS) outperforming similar-duration Treasurys.

US investment grade corporate bonds generated positive returns. Longer-duration corporates led performance, aided by declines at the long end of the US yield curve (a curve that shows the relationship between bond yields across the maturity spectrum).

Portfolio Review

With a semi-annual net return of 0.71%, the portfolio outperformed its benchmark, the three-month Libor Index, which returned 0.50%. The portfolio’s positive performance was diversified across many sectors, with the majority generated from securitized, high yield and investment grade corporate bonds and emerging market debt. These gains more than offset losses from equity investments and risk management tools.

Securitized assets, particularly our ABS and Non-Agency RMBS holdings, contributed to performance during the period as fundamentals remained stable, across all sectors. While spreads moved in different directions during the period, all asset classes posted positive returns as sentiment continued to be positive.

Investment grade corporate bonds aided return as spreads tightened during the period and ended June near multi-year tights. The Macron victory in the French presidential election in early May cleared the uncertainty and that had a positive effect. Additionally, strong IG bond fund flows, especially from non-US investors, continued to buoy the market. Meanwhile, investors remain hopeful that regulatory rollback, reduced corporate and personal tax rates and increased defense and infrastructure spending will boost growth. Most of the positive contribution came from energy, technology and communication names.

High yield corporate bonds boosted performance as spreads also tightened during the period after a brief period of volatility in late April, around the time of the first round of the French presidential election.

Optimism persists due to the new administration’s proposed policies of lower corporate tax rates, reduced regulatory oversight, and increased infrastructure spending. The combination of a relatively patient Fed, improving credit metrics including a lower default rate, strong earnings and a general search for yield from non-US investors continue to have a positive impact on valuation. Individual consumer non-cyclical, communications and technology names benefitted return the most.

Emerging market exposure also bolstered return as credits in this space rallied during the period following a volatile end to 2016 during which Trump’s victory had a negative impact. Even though comments by the Federal Reserve and European Central Banks gave investors some pause as they evaluated whether there would be synchronized monetary policy tightening towards the end of the year, emerging markets posted impressive gains. Investor inflows as positive risk sentiment and improved growth forecasts buoyed valuation. Exposure to the capital goods, consumer non-cyclical and banking space led the contribution to performance.

Equities also weakened return despite solid gains from global equity markets. Lower oil prices caused our small allocation, dominated by energy positions, to detract from performance. We remain comfortable holding these equities as we anticipate oil prices will inch higher over the next year.

Our risk management tools, primarily through the usage of equity index futures and options and interest rate futures, also detracted from performance as the decline in longer dated Treasury yields during the period weighed on our hedges. As a result, our short positions in Treasury interest rate futures had a negative impact on performance. In addition, US equities rallied during the period, causing our short hedges in the S&P 500 to weigh on return. We continue to use these tools seeking to mitigate our downside.

Outlook

We expect a favorable global economic backdrop to prevail with growth and inflation at stable levels. We see limited inflationary pressure stemming from commodity prices moving forward but wages are expected to accelerate and residential housing costs are unlikely to decline in a growing economy. As the Fed works to normalize interest rates, we expect one more rate hike in 2017 and three additional hikes in 2018. We also expect a gradual and measured path for balance sheet shrinkage to have limited yield impact.

We expect to see a prolonged expansion phase of the US credit cycle and believe that any revival of momentum for tax reform could cause upside in bond spreads. Demand for corporate bonds from foreign investors should remain a positive technical in the near-term. Also, our outlook on Euro, Mexico and China GDP growth has been upgraded as global profits are now rising.

Emerging market debt fundamentals are turning the corner and already improving in some countries. External balances are improving in some pockets due to import contraction and capital account outflows. Meanwhile, European fundamentals showed notable strength during the period and remain notably better than in the US with improving balance sheets and prudent outlooks. With an uptick in mergers and acquisitions (M&A), we remain cautious on potential releveraging but are not overly concerned at this point due to improving growth outlooks.

Passport Capital Commentary

At the end of the first quarter 2017 we implemented some important personnel and process adjustments the objectives of which were to:

•	Focus on what has historically differentiated Passport’s investment approach and process such as focusing on broad macro themes and secular change, combined with rigorous stock selection.

•	Build an investment portfolio to provide us with the necessary duration to see themes and idiosyncratic theses to fruition.

Following these changes, we are pleased with our recent performance. We believe the adjustments outlined above have

40	Litman Gregory Funds Trust

begun to bear fruit with our focus on longer duration, risk-managed positions. In particular, our anti-consensus Saudi liquidity catalyst has materialized with extra support given political changes, and our overall portfolio positioning—avoiding substantial short cycle macro bets and focusing on idiosyncratic and orthogonal themes—has proven to be advantageous. This has resulted in what we believe to be robust portfolio positioning, built for duration, with the ability to take rapid advantage of a change in the macro outlook when appropriate.

Macro

As mentioned, we intentionally reduced our directional macro bets and U.S. policy-dependent exposure which appears to be the right positioning, as this year has provided some surprises, most notably with regard to the USD, as well as its typical relationship with gold and oil. Contrary to expectations, the trade-weighted dollar index peaked on January 3rd and is now below its level immediately prior to the presidential election in November 2016. It is clear there has been very limited follow-through on pro- growth policies promised by the current administration, and as a consequence broad expectations, as measured by the Citi Economic Surprise Index, peaked in mid-March and have dropped precipitously since then; it is now at a five-year low. The University of Michigan Consumer Confidence is also at its lowest levels since November 2016 (election month) and is in a downward trend. The bond market is reinforcing this view (yields lower/curve flatter). Even after the recent bounce following discussion of rate normalization, the 2/10yr remains at pre-election levels after almost reaching the post-crises lows set in August 2016.

Dollar weakness could easily persist; economic growth in many places around the world is faster than the U.S., and the $23 trillion of foreign capital invested in the U.S. post the financial crisis could be reversed triggered by faster growth and increased optimism.

We believe a weak-dollar environment could be good for commodities, but surprisingly the fundamentals of oil, in particular, have overwhelmed the weak dollar (this is consistent with our view on oil and represented in our neutral oil construct).

Further, core consumer price index (CPI) inflation remains weak, and we believe the bond market is not yet convinced that the U.S. will sustain sufficient nominal demand growth momentum to push inflation sustainably back to the Fed’s 2% target.

We are carefully monitoring discussions regarding the debt ceiling, given the Trump administration’s push for a debt limit increase before the August recess. In our opinion, if an agreement is not reached, the Treasury may use interest receipts held at the Fed (approximately $150 billion) to pay bills. Perversely, this could act as incremental fiscal stimulus—as it represents an injection of more cash into the market.

The potential consequences of Fed balance sheet normalization are also important. We understand the Fed intends to gradually reduce securities holdings by decreasing its reinvestment of the principal payments it receives, which would potentially reduce principal reinvestment by an aggregate of $10 billion per month (Treasuries & MBS) and would increase in steps of $10 billion at three-month intervals over 12 months until it reaches $50 billion per month.

Some estimates suggest that global quantitative easing (“QE”) will turn negative in 2019 after being consistently positive by about 2% of Global GDP in every year since 2011 (e.g., since

2007, the Fed’s balance sheet has increased by approximately $3.5 trillion). While it is believed this could result in a much steeper yield curve and tighter financial conditions, the Fed continues to give itself substantial policy leeway.

However, the consequences of balance sheet normalization may be limited, given that the pace of reduction will be much slower than the ramping up of QE, and some of the effects of balance sheet reduction are already priced in (the pace has been communicated). Balance sheet normalization could be offset by the Fed adopting an easier path for short-term interest rates than it otherwise would have chosen, and the Fed is going to be cautious out of concern that any decision to shrink the balance sheet might be seen as tightening monetary policy. Ironically, reducing the balance sheet could have a stimulating effect, by reducing excess reserves on deposit (which sit idle) and freeing up Treasuries which provide liquidity to the market. It will also potentially allow the collateral reuse rate to increase as balance sheet space on banks becomes more available. Although the Dodd-Frank Act and Basel accords make it more expensive for collateral to be reused, the increase in balance sheet space of the banking system may outweigh the regulatory cost.

Thematic Overviews

Saudi Arabia

We remain positive on the outlook for Saudi equities post the official MSCI watch-list inclusion announced on June 20th. We expect what could amount to $45 billion of inflows over the next 12-24 months into a stock market that has only ~2% of foreign institutional equity ownership, which is substantially lower than relevant peer markets and still significantly down from its peaks in 2014-2015. To recap, the formal MSCI inclusion timetable is as follows:

-    June 2017 – MSCI EM watch-list announcement

-    June 2018 – MSCI EM reclassification

-    June 2019 – MSCI EM implementation

We also expect FTSE index inclusion results September 1st. FTSE’s EM index is estimated to be tracked by approximately US$70 billion in passive assets (mostly Vanguard funds) and US$400 billion in active assets, for a total tracking AUM of US$470 billion. JPMorgan has stated estimates of US$3.4 billion in passive flows alone driven by the inclusion event (effective date could be split into two phases). We believe that since many local and international investors missed the ~8% index move on the back of the June 20th MSCI announcement, pre-positioning may well start in mid-August.

We also believe there are a series of further upcoming catalysts that could continue to provide investor momentum. The second quarter earnings season, in particular financial sector dividend announcements, as well as the fact that current cash holdings among local and regional investors are high, will provide price support. In the geopolitical domain, we are confident of concerted attempts at a mediated détente in the Qatar conflict in the coming weeks that could help diffuse tension. In Yemen, we think a resolution to the campaign could provide a positive catalyst to both sentiment and the budget, while we believe negative effects from the conflict have been essentially priced in given that it’s been going on for two years.

Stock exchange Qualified Foreign Investor (QFI) program updates including a new set of further simplified QFI guidelines are in the making, based on feedback from global investors on issues such as audited financial statements of U.S. fund

Fund Summary	41

holdings and easier grandfathering for funds regulated by established foreign regulators like the SEC. We believe this responsiveness of Saudi authorities will further bolster the case for an accelerated MSCI timeline.

China

Our view on China has been that after the massive credit stimulus of 2016 that led to rapidly rising housing prices and rising levels of leverage and system risk, the Chinese government would tap the brakes with restrictions on housing and credit. This would be detrimental for commodity demand in the second half of 2017. In fact, so far this year the Chinese government has put a number of restrictions in place such as raising short-term lending rates and enacting housing regulations on a number of Tier 1 & 2 cities. However, the negative impact on industrial production, investment and commodity demand has not yet materialized, as the government has continued to inject credit into the economy via infrastructure and support for housing in Tier 3–5 cities. Recent economic data has in fact been supportive of a continuation of strong growth near-term, with a slowdown possibly pushed to 2018. In its effort to crack down on shadow banking the authorities have encouraged a flow of capital into commodities given the limited number of investment options available to Chinese investors—which benefited commodity prices, particularly steel. We maintain a portfolio with a short tilt to Chinese IP, but we continue to monitor incremental data out of China that may impact our thesis and positioning.

Energy

We remain bearish on oil. Currently the market is slightly undersupplied, with inventories peaking now but likely to decline sharply in the fourth quarter of 2017 and then flip into an oversupply during the first half of 2018.

OPEC, and its attempts to manage price higher, is frustrated by U.S. shale oil producers’ indifference to OPEC’s desire, and seems eager to hedge production in the high-$40s to lock in positive rates of return and mobilize rigs. We believe this dysfunctional dynamic is now appreciated by OPEC, putting future compliance at risk. The downside risk to price is a consequence of 1) robust U.S. production that we expect will inflect higher during the second half of this year, 2) sustained gains in Libyan and Nigerian production (not subject to OPEC compliance), and 3) increasingly poor compliance by OPEC members. The potential upside risk to prices stems from stronger than expected demand, disruption in supply (Venezuelan production, for instance, continues to drop), and U.S. underwhelming on production increase.

As mentioned, we currently ascribe greater weight to the downside risks, and in terms of positioning we continue to:

•	run close to neutral with a modest short bias, and we look to take advantage of spikes in oil to press shorts

•	have a bias for high-quality Permian names that we believe offer the greatest fundamental upside among E&Ps

Our long exposure is neutralized by short positions in E&Ps that we believe continue to price in crude well in excess of our long-term crude price. While this construct was challenged this past quarter, our overall portfolio construction has provided us with duration enabling us to stay in our core positioning.

Global Technology Leaders

Technology and China internet have long been core themes in our portfolio. Some of the names we have held as part of these themes in the past are considered global, durable, secular winners that have the cash and scale to operate without dependency on capital markets. While not immune to capital markets’ volatility, we think they will continue to grow share in their existing and emerging markets and will command an increasingly larger share of consumer attention.

In the context of a portfolio that holds differentiated themes such as Saudi and idiosyncratic names that may have very low sensitivity to major macro variables such as the slope and level of yield curves, the U.S. Dollar, the Brent oil price, or credit spreads, this cohort provides a source of reliable beta that we believe will outperform the broader market over time but is also simple to risk manage. Since 2015, the scarcity of growth has directed capital to technology stocks which, on many metrics, continue to realize high growth. This thesis has guided our bias toward growth over value, and the lack of policy follow-through will only further support this trend in our opinion.

While our view on these names has been consistently positive for some time we have re-conceptualized the valuation framework we use to evaluate and weight these names to better account for new markets they may enter and the associated optionality those markets provide to their value. While we believe these are all secular winners, we view some of the constituents as more attractive than others and are evaluating them on a multiple of Enterprise Value/Adjusted Target Operating Profit that is derived from market share growth in several key markets (current and emerging) over the next five years and forecasted operating margin in each of those markets.

Water Island Capital Commentary

As we arrive at the mid-year point in 2017, we look back on a six-month period that witnessed a swift post-election rally across asset classes. This rally (often referred to as the “Trump Trade”) was largely predicated on an optimistic outlook regarding the new presidential administration’s capacity to execute its agenda in areas such as tax reform, deregulation, and infrastructure spending with an aim to drive economic growth in the US. Though as we take a step back to consider what the future holds for the markets, we see both positives and negatives. While economic conditions remain generally positive and consumer confidence is high, we question whether weaker auto sales and recent softness in monthly housing data in some regional markets are leading indicators of shifting behavior. Following recent interest rate increases, the Federal Reserve (Fed) appears willing to take a more measured approach to further hikes. At the same time, the Fed intends to wind down its balance sheet in a move to tighten fiscal policy, and it remains to be seen how investors will react. As European growth has picked up, the European Central Bank (ECB) has turned more hawkish. In addition, the overall perception continues to be that the Trump administration wants to stimulate growth and will govern with a lighter regulatory touch, but with gridlock in DC, meaningful changes do not appear imminent.

And yet, while news flows and market projections wax and wane, our goal remains to generate returns tied to the outcomes of specific catalysts or corporate events rather than broader credit and equities. We have continued our focus on selecting harder (i.e., more definitive) catalyst, shorter duration situations and maintaining long/short balance in the portfolio, and our

42	Litman Gregory Funds Trust

positioning has delivered positive year-to-date returns in all three sub-strategies (merger arbitrage, equity special situations, and credit opportunities). On a sector basis, financials and health care were the top contributors, with the energy sector being the sole sector to detract from returns over the period. Performance was primarily generated out of the US, with the European region also contributing nicely.

The portfolio’s top contributor for the first half of the year was the proposed merger between Qualcomm and NXP Semiconductors (NXPI). In October 2016, Qualcomm—a US telecommunications equipment provider—entered into a definitive agreement to acquire NXP Semiconductors—a Netherlands-based provider of mixed-signal semiconductor solutions—for $47 billion. NXPI shareholders and the investment community more broadly viewed Qualcomm’s offer as underwhelming at the time the deal was announced and the semiconductor index has appreciated significantly since then. Given the fact that shareholders believe NXPI could trade above Qualcomm’s offer on its own, NXPI has traded very tight to the current offer. Additionally, news in late May that Elliott Management had taken a stake in NXPI stock and could agitate for a higher bid has also placed further attention on the potential for upside in NXPI. We continue to expect shares of NXPI to trade toward the offer price as we move closer to the expected Q4 2017 close.

The second-best performing investment in the portfolio over the period was AT&T’s acquisition of Time Warner. In October 2016, AT&T—a US telecommunications company—entered into a definitive agreement to acquire Time Warner—a US diversified media and entertainment communications company—for $107.9 billion. The deal gives AT&T (and by proxy DirectTV) access to all of Time Warner’s content and intellectual property and allows Time Warner a comprehensive mobile and video platform to distribute its content. When the deal was first announced, President-elect Trump had voiced his opposition to the deal and intention to block it. Trump’s opposition, combined with fears around the implications of a possible Federal Communications Commission (FCC) block, caused the spread to trade very wide. On April 17, the FCC approved Time Warner’s sale of its sole TV station, which obviated the need for the FCC to review the deal. In addition, in April President Trump announced his intention to nominate Makan Delrahim to lead the antitrust division of the DOJ; Delrahim had previously said in an interview that he didn’t see this merger as a major antitrust problem. Both developments, along with a successful shareholder vote and successful foreign approvals, have narrowed the deal spread during the quarter. We expect the transaction to be completed by the end of 2017.

Conversely, the portfolio’s most significant detractor over the period was Noble Energy’s acquisition of Clayton Williams. In January 2017, Noble Energy (NBL)—a US upstream oil and gas company—entered into a definitive agreement to acquire Clayton Williams (CWEI)—a US oil and gas producer—for $3.1 billion. The consideration being paid to CWEI shareholders was a combination of cash and stock, subject to proration. There were two large holders, each with 35% of shares: Clayton Williams, Jr. and Ares Management, LLC, both with very low cost bases. As such, we believed it was a reasonable expectation that both of these large holders would elect to receive stock for the tax-free roll, regardless of whatever combination the higher valued election turned out to be. However, the two large shareholders ultimately elected to take the higher valued cash consideration, irrespective of any adverse tax implications. The election outcome resulted in an allocation of considerably more NBL shares to the portfolio than the investment team had anticipated. As the team worked to sell the NBL position, oil prices and NBL shares came under pressure, creating a loss for the portfolio in Q2.

The second-largest detractor during the period was the portfolio’s equity special situations investment in Time Inc. In November 2016, press reports suggested Time had rejected an acquisition offer from Edgar Bronfman, Jr. worth approximately $18/share. With an activist shareholder lurking and reports in January that Meredith Corp (MDP) had approached Time, we established a core position in January 2017 believing a sale would be forthcoming given the strategic interest. Despite what appeared to be significant interest in the sale process, in April Time announced it would proceed with its own strategic plan instead of pursuing a sale. We continue to hold a position in Time as we believe the market is undervaluing the company’s digital assets and the potential for MDP to return remains possible. That said, the catalyst is no longer near-term dated and is less definitive in nature, thus we are managing the investment as a non-core position.

Looking ahead, our catalyst-driven investment opportunity set remains robust. Much of what we do at Water Island Capital—not just in our merger arbitrage strategy but also in our equity special situations and credit opportunities strategies—stems from the theater of corporate consolidation. Speculative merger transactions, definitive, announced deals, or post-acquisition re-rating opportunities all provide fertile ground for event-driven investment theses. Our merger arbitrage team has experienced a strong run of consolidation in the technology and financial sectors recently (particularly in the semiconductors and banking industries, respectively), and we expect this trend to continue. Of the three pillars of merger arbitrage returns (deal flow, rising interest rates, and volatility), only volatility remains largely absent from the markets. Our equity special situations team is seeing opportunity in speculative mergers and acquisitions (M&A) and re-rating situations, especially in the technology, media, and telecommunications sectors. Lastly, our credit opportunities team foresees a healthy pipeline of merger-related situations in financials and energy, as well as long/short relative value and deep value opportunities in health care, retail, and autos.

With such a slate of idiosyncratic, catalyst-driven situations to choose from, our overall outlook for the strategy is positive—but we are seeing more reason to be cautious as investors. To date, the markets have indicated a level of comfort with the status quo in DC, fortunately deeming economic conditions more important than politics, but the Trump Trade is showing signs of aging. With the potential for uncertainty increasing and a historic bull market that will inevitably reach its last inning, the key to realizing our goals this year will be event selection and timing of investment. In other words, properly anticipating which events will encounter issues, avoiding headaches quickly, and entering trades at the right moment. We believe the qualities that differentiate our team and our approach, with our many years of experience, robust risk management process, and strong discipline, are the very same qualities that will allow us to successfully execute our investment mandate.

Fund Summary	43

Litman Gregory Masters Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Stephen Kealhofer Tim Kasta Richard Donick Paul Harrison Bin Zeng Adam Dwinells	DCI, LLC	16%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman	DoubleLine Capital LP	23%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	17%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	17%	Strategic Alpha Fixed Income
John Burbank III	Passport Capital, LLC	10%	Long-Short Equity
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	17%	Arbitrage

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Alternative Strategies Fund from September 30, 2011 to June 30, 2017 compared with the Bloomberg Barclays Aggregate Bond Index

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

44	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited)

Shares		Value
COMMON STOCKS: 35.1%

Consumer Discretionary: 5.8%
3,646	Amazon.com, Inc.*	$3,529,328
132,648	Comcast Corp. - Class A	5,162,660
1,593	Delphi Automotive Plc	139,626
70,008	Dollar Tree, Inc.*	4,894,959
155,218	Federal-Mogul Holdings Corp.*(a)	1,552,180
6,093	General Motors Co.	212,829
6,634	Hilton Worldwide Holdings, Inc.	410,313
22,763	Jack in the Box, Inc.	2,242,156
113,679	JD.com, Inc. - ADR*	4,458,490
615,081	Kate Spade & Co.*(b)	11,372,848
2,992	McDonald’s Corp.	458,255
46,729	Naspers Ltd. - Class N	9,080,867
41,557	Nexeo Solutions, Inc. Founders Shares*(a)	128,842
72,541	Panera Bread Co. - Class A*(b)	22,824,300
138,320	Regis Corp.*	1,420,546
88,995	Sky Plc	1,149,639
243,987	Sony Corp.	9,304,046
83,025	Starz - Class A*(a)	2,974,653
326,950	TEGNA, Inc.	4,711,350
135,844	Time Warner, Inc.(b)	13,640,096
145,247	Time, Inc.(b)	2,084,294
39,226	Tribune Media Co. - Class A	1,599,244
2,280	Walt Disney Co. (The)	242,250
17	WLRS Fund I LLC(a)	95,383
171,160	WPP Plc	3,590,172
8,669	Wyndham Worldwide Corp.	870,454

		108,149,780

Consumer Staples: 1.2%
8,750	Altria Group, Inc.	651,612
1,329	Constellation Brands, Inc. - Class A	257,467
1,025	Costco Wholesale Corp.	163,928
113,760	Lenta Ltd.*(c)	660,946
10,253	Mondelez International, Inc. - Class A	442,827
7,041	PepsiCo, Inc.	813,165
6,811	Procter & Gamble Co. (The)	593,579
155,599	Reynolds American, Inc.(b)	10,120,159
404,307	Safeway Casa Ley CVR*(a)	178,299
404,307	Safeway PDC LLC CVR*(a)	0
31,080	Unilever N.V.	1,713,913
172,732	Whole Foods Market, Inc.	7,273,745

		22,869,640

Energy: 1.8%
30,146	Anadarko Petroleum Corp.	1,366,820
59,238	Bonanza Creek Energy, Inc.*(d)	1,878,437
7,926	Canadian Natural Resources Ltd.	228,586
4,390	Chevron Corp.	458,009
22,422	Encana Corp.	197,314
12,505	Energy XXI Gulf Coast, Inc.*	232,218
646,112	Ensco Plc - Class A(b)	3,333,938
1,418	EQT Corp.	83,081
3,676	Exxon Mobil Corp.	296,763
22,163	Frontera Energy Corp.*	584,697
148,200	Gazprom PJSC - ADR	590,577
6,171	Golar LNG Ltd.	137,305
223,207	Halcon Resources Corp.*	1,013,360
10,346	Halliburton Co.	441,878

Shares		Value
Energy (continued)
135,915	Jagged Peak Energy, Inc.*	$1,814,465
15,600	Lukoil PJSC - ADR	761,124
131,413	Marathon Oil Corp.	1,557,244
5,580	Occidental Petroleum Corp.	334,075
22,072	OGX Petroleo e Gas S.A. - ADR*	16,885
466,126	Parsley Energy, Inc. - Class A*(b)	12,934,996
36,422	PDC Energy, Inc.*	1,570,152
63,200	Rosneft Oil Co, PJSC - GDR	343,492
21,083	SandRidge Energy, Inc.*	362,838
433,800	Surgutneftegas OAO - (Preference Shares)	209,703
1,299	Valero Energy Corp.	87,630
512,518	Whiting Petroleum Corp.*	2,823,974
7,634	Williams Cos., Inc. (The)	231,157

		33,890,718

Financials: 7.0%
26,432	Affiliated Managers Group, Inc.(b)	4,384,012
517,498	Allied World Assurance Co. Holdings AG	27,375,644
168,390	Ally Financial, Inc.	3,519,351
50,150	American Express Co.	4,224,636
149,540	American International Group, Inc.(b)	9,349,241
76,380	Aon Plc(b)	10,154,721
360,020	Bank of America Corp.	8,734,085
7,706	BB&T Corp.	349,929
69,188	Canadian Imperial Bank of Commerce	5,615,295
2,495	Chubb Ltd.	362,723
232,825	CIT Group, Inc.(b)	11,338,578
157,810	Citigroup, Inc.	10,554,333
19,205	Columbia Banking System, Inc.(b)	765,319
120,697	Fidelity & Guaranty Life	3,747,642
878,833	Fortress Investment Group LLC - Class A(b)	7,021,876
45,530	Groupe Bruxelles Lambert S.A.	4,379,803
9,811	JPMorgan Chase & Co.	896,725
56,388	Legg Mason, Inc.	2,151,766
306,861	Leucadia National Corp.	8,027,484
67,240	LPL Financial Holdings, Inc.	2,855,010
49,962	MetLife, Inc.	2,744,912
2,865	PNC Financial Services Group, Inc. (The)	357,753
6,778	US Bancorp	351,914
45,668	Virtu Financial, Inc. - Class A	806,040
7,111	Wells Fargo & Co.	394,021

		130,462,813

Health Care: 3.1%
18,957	Aetna, Inc.	2,878,241
385,450	Air Methods Corp.*	4,143,588
9,087	Bayer AG	1,173,945
4,392	Bristol-Myers Squibb Co.	244,722
210,004	Chelsea Therapeutics International Ltd.*(a)	0
38,920	CR Bard, Inc.(b)	12,303,001
3,074	Eli Lilly & Co.	252,990
2,442	Johnson & Johnson	323,052
5,712	Medtronic Plc	506,940
131,950	Mylan N.V.*	5,122,299
136,454	PAREXEL International Corp.*	11,859,217
18,396	Pfizer, Inc.	617,922
7,706	STADA Arzneimittel AG	546,049

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	45

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS (CONTINUED)

Health Care (continued)
21,210	Thermo Fisher Scientific, Inc.(b)	$3,700,509
53,682	UnitedHealth Group, Inc.(b)	9,953,717
79,900	Varex Imaging Corp.*(b)	2,700,620
10,152	VCA, Inc.*	937,131

		57,263,943

Industrials: 2.8%
248,046	Arconic, Inc.	5,618,242
4,938	CSX Corp.	269,417
1,996	Cummins, Inc.	323,791
40,051	DigitalGlobe, Inc.*	1,333,698
3,202	Dover Corp.	256,864
40,069	Esterline Technologies Corp.*	3,798,541
923	FedEx Corp.	200,596
268,354	General Electric Co.	7,248,242
4,074	Honeywell International, Inc.	543,023
39,920	Jardine Strategic Holdings Ltd.	1,664,265
93,236	Knight Transportation, Inc.(b)	3,454,394
10,551	MacDonald Dettwiler & Associates Ltd.	548,416
708,480	Meggitt Plc	4,391,009
302,344	Nexeo Solutions, Inc.*	2,509,455
24,218	Norfolk Southern Corp.	2,947,331
579	Roper Technologies, Inc.	134,056
93,380	Rush Enterprises, Inc. - Class A*	3,471,868
17,500	Sound Holding FP Luxemburg*(a)	372,502
91,819	United Technologies Corp.(b)	11,212,018
49,236	Zodiac Aerospace	1,339,675

		51,637,403

Information Technology: 10.6%
486,111	Advanced Micro Devices, Inc.*(b)	6,066,665
72,552	Alibaba Group Holding Ltd. - ADR*	10,222,577
1,891	Alphabet, Inc. - Class A*	1,758,025
11,104	Alphabet, Inc. - Class C*	10,090,538
668,805	Altaba, Inc.*	36,436,496
52,170	Analog Devices, Inc.	4,058,826
11,060	Apple, Inc.	1,592,861
4,210	Automatic Data Processing, Inc.	431,357
24,170	Baidu, Inc. - ADR*	4,323,046
16,938	Broadcom Ltd.(b)	3,947,401
84,554	CA, Inc.(b)	2,914,576
227,200	Cisco Systems, Inc.(b)	7,111,360
270,116	Conduent, Inc.*(b)	4,305,649
23,942	Facebook, Inc. - Class A*	3,614,763
50,139	Gigamon, Inc.*	1,972,970
173,898	Hewlett Packard Enterprise Co.	2,884,968
16,085	IAC/InterActive Corp.*	1,661,165
4,947	Intel Corp.	166,912
1,041	International Business Machines Corp.	160,137
1	LogMeIn, Inc.	74
121,958	Microsoft Corp.(b)	8,406,565
299,092	Mobileye N.V.*	18,782,978
219,783	NXP Semiconductors N.V.*(b)	24,055,249
308,562	Oracle Corp.(b)	15,471,299
55,771	QUALCOMM, Inc.	3,079,675
80,513	salesforce.com, Inc.*(b)	6,972,426
84,680	TE Connectivity Ltd.	6,662,622
107,541	Teradyne, Inc.	3,229,456

Shares		Value
Information Technology (continued)
57,120	Visa, Inc. - Class A	$5,356,714

		195,737,350

Materials: 1.8%
25,626	Air Products & Chemicals, Inc.	3,666,056
73,772	Alcoa Corp.	2,408,656
95,513	Ashland Global Holdings, Inc.	6,295,262
127,653	Clariant AG*	2,813,201
2,107	EI du Pont de Nemours & Co.	170,056
82,970	Huntsman Corp.(b)	2,143,945
60,700	MMC Norilsk Nickel PJSC - ADR	833,411
46,859	Monsanto Co.(b)	5,546,231
138,940	Owens-Illinois, Inc.*	3,323,445
2,345	Trinseo S.A.	161,101
43,256	Vulcan Materials Co.(b)	5,479,670
3,311	WestRock Co.	187,601

		33,028,635

Real Estate: 0.2%
59,480	Sabra Health Care REIT, Inc.	1,427,157
25,064	Vornado Realty Trust	2,353,510

		3,780,667

Telecommunication Services: 0.4%
6,692	CenturyLink, Inc.	159,805
112,816	Level 3 Communications, Inc.*(b)	6,689,989
12,574	Verizon Communications, Inc.	561,555

		7,411,349

Utilities: 0.4%
5,988	Exelon Corp.	215,987
2,610	NextEra Energy, Inc.	365,740
3,417	PG&E Corp.	226,786
1,559	Sempra Energy	175,777
118,932	Westar Energy, Inc.(b)	6,305,775

		7,290,065

TOTAL COMMON STOCKS (Cost $593,762,339)		651,522,363

RIGHTS/WARRANTS: 2.6%
4,680	Foresight Energy L.P. (Expiration date 02/10/17)*	0
13,685	Halcon Resources Corp. (Expiration date 09/09/20)*	9,716
4,827,189	HSBC Bank Plc (Expiration date 01/22/18)*	19,604,040
506,027	Morgan Stanley B.V. (Expiration date 07/02/18)*	9,411,726
698,574	Saudi Basic Industries Corp. (Expiration date 02/12/20)*	19,061,925

TOTAL RIGHTS/WARRANTS (Cost $45,451,753)		48,087,407

PREFERRED STOCKS: 0.2%

Consumer Staples: 0.1%
	Bunge Ltd.
9,324	4.875%(e)	972,027

Energy: 0.0%
	Chesapeake Energy Corp.
506	5.750%(e)	313,720

The accompanying notes are an integral part of these financial statements.

46	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Shares		Value
PREFERRED STOCKS (CONTINUED)

Industrials: 0.1%
	Element Communication Aviation
170	12.000%(a)	$1,683,512

Information Technology: 0.0%
	Belden, Inc.
3,895	6.750%	404,028

TOTAL PREFERRED STOCKS (Cost $3,262,132)		3,373,287

EXCHANGE-TRADED FUNDS: 0.1%
45,712	Financial Select Sector SPDR Fund	1,127,715
20,655	Technology Select Sector SPDR Fund	1,130,242

TOTAL EXCHANGE-TRADED FUNDS (Cost $2,196,157)		2,257,957

Principal Amount^
ASSET-BACKED SECURITIES: 4.6%
	AASET Trust
$330,000	Series 2017-1A-A 3.967%, 05/16/2042(c)	330,863
	Aergen SICB LLC
1,752,500	1.000%, 03/01/2049(a)	1,780,430
	AIM Aviation Finance Ltd.
1,167,500	Series 2015-1A-B1 5.072%, 02/15/2040(c)(f)	1,145,609
667,947	Series 2015-1A-C1 4.750%, 02/15/2040(c)	601,152
	Ajax Mortgage Loan Trust
511,022	Series 2016-B-A 4.000%, 09/25/2065(c)(f)	511,436
376,083	Series 2016-C-A 4.000%, 10/25/2057(c)(f)	375,472
164,968	Series 2017-A-A 3.470%, 04/25/2057(c)(f)	165,081
	American Homes 4 Rent
875,000	Series 2014-SFR2-E 6.231%, 10/17/2036(c)	973,023
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(c)	675,217
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(c)	910,775
	AmeriCredit Automobile Receivables
162,000	Series 2015-4-D 3.720%, 12/08/2021	165,576
	Babson CLO Ltd. 2014-III
1,000,000	Series 2014-3A-D2 5.394%, 01/15/2026(c)(g)	1,003,125
1,000,000	Series 2014-3A-E1 6.258%, 01/15/2026(c)(g)	983,662
1,000,000	Series 2014-3A-E2 7.658%, 01/15/2026(c)(g)	1,003,312
	Bayview Opportunity Master Fund IIa Trust
120,478	Series 2016-RPL3-A1 3.475%, 07/28/2031(c)(f)	120,250

Principal Amount^		Value
	Bayview Opportunity Master Fund IIIa Trust
$22,890	Series 2016-LT1-A1 3.475%, 10/28/2031(c)(f)	$22,937
161,924	Series 2016-RN3-A1 3.598%, 09/29/2031(c)(f)	162,151
	Bayview Opportunity Master Fund IIIb Trust
164,956	Series 2017-RN2-A1 3.475%, 04/28/2032(c)(h)	165,196
	Bayview Opportunity Master Fund IVb Trust
445,862	Series 2017-NPL1-A1 3.598%, 01/28/2032(c)(f)	446,049
	Blackbird Capital Aircraft Lease Securitization Ltd.
340,885	Series 2016-1A-A 4.213%, 12/16/2041(c)(f)	349,733
316,536	Series 2016-1A-B 5.682%, 12/16/2041(c)(f)	322,691
	CAM Mortgage Trust
82,227	Series 2016-1-A 4.000%, 01/15/2056(c)(f)	83,000
545,000	Series 2016-1-M 5.000%, 01/15/2056(c)(h)	530,976
	CAN Capital Funding LLC
3,902,558	Series 2014-1A-A 3.117%, 04/15/2020(c)	3,881,433
	Coinstar Funding LLC
5,100,000	Series 2017-1A-A2 5.216%, 04/25/2047(c)	5,190,742
	Colony American Finance Ltd.
480,000	Series 2015-1-D 5.649%, 10/15/2047(c)	489,655
230,000	Series 2016-1-C 4.638%, 06/15/2048(c)(f)	235,398
	CPS Auto Receivables Trust
845,000	Series 2016-B-E 8.140%, 05/15/2023(c)	907,972
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 5.700%, 09/25/2036(f)	394,591
	DT Auto Owner Trust
175,000	Series 2014-3A-D 4.470%, 11/15/2021(c)	178,950
370,000	Series 2015-2A-D 4.250%, 02/15/2022(c)	377,918
930,000	Series 2016-1A-D 4.660%, 12/15/2022(c)	948,020
830,000	Series 2016-2A-D 5.430%, 11/15/2022(c)	865,173
	Earnest Student Loan Program LLC
13,000	Series 2016-D-R 0.000%, 01/25/2041(c)	1,151,280
	Five Guys Holdings, Inc.
345,000	Series 2017-1A-A2 4.600%, 07/25/2047(c)	347,579
	Flagship Credit Auto Trust
300,000	Series 2016-3-E 6.250%, 10/15/2023(c)	309,481
	GCAT LLC
543,656	Series 2017-2-A1 3.500%, 04/25/2047(c)(f)	542,745

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	GCAT LLC (continued)
$349,094	Series 2017-3-A1 3.352%, 04/25/2047(c)(f)	$349,903
99,121	Series 2017-4-A1 3.228%, 05/25/2022(c)(f)	99,166
	Global Container Assets 2014 Holdings Ltd.
699,634	Series 2014-1-C 6.000%, 01/05/2030(a)(c)	472,253
279,132	Series 2014-1-D 7.500%, 01/05/2030(a)(c)	80,446
1,185,000	Series 2014-1-E 0.000%, 01/05/2030(a)(c)	1,185
	Global Container Assets Ltd.
246,672	Series 2015-1A-B 4.500%, 02/05/2030(c)	238,125
	GSAA Home Equity Trust
779,951	Series 2006-10-AF5 6.448%, 06/25/2036(f)	427,084
	InSite Issuer LLC
3,500,000	Series 2016-1A-C 6.414%, 11/15/2046(c)	3,619,140
	Invitation Homes Trust
180,000	Series 2015-SFR1-E 5.409%, 03/17/2032(c)(g)	181,778
	JP Morgan Mortgage Acquisition Trust
1,000,000	Series 2007-CH1-AF5 4.975%, 11/25/2036(f)	985,180
	Labrador Aviation Finance Ltd.
6,817,708	Series 2016-1A-B1 5.682%, 01/15/2042(c)	6,957,002
	Lehman XS Trust
3,000,000	Series 2005-6-3A3A 5.760%, 11/25/2035(f)	2,109,949
1,349,390	Series 2006-8-3A3 4.756%, 06/25/2036(f)	1,306,107
	Master Asset-Backed Securities Trust
13,384,523	Series 2006-NC3-A3 1.316%, 10/25/2036(g)	8,519,823
	Octagon Investment Partners XXI Ltd.
1,000,000	Series 2014-1A-C 4.832%, 11/14/2026(c)(g)	1,000,225
1,000,000	Series 2014-1A-D 7.782%, 11/14/2026(c)(g)	1,001,312
	OneMain Financial Issuance Trust
54,805	Series 2014-1A-A 2.430%, 06/18/2024(c)	54,827
67,718	Series 2014-2A-A 2.470%, 09/18/2024(c)	67,891
1,120,000	Series 2014-2A-D 5.310%, 09/18/2024(c)	1,130,095
875,000	Series 2015-2A-D 5.640%, 07/18/2025(c)	876,658
675,000	Series 2015-3A-B 4.160%, 11/20/2028(c)	653,936
1,000,000	Series 2016-1A-C 6.000%, 02/20/2029(c)	1,025,261
	Park Place Securities, Inc.
8,000,000	Series 2005-WHQ1-M5 2.341%, 03/25/2035(g)	7,863,666

Principal Amount^		Value
	Rise Ltd.
$349,499	Series 2014-1-A 4.750%, 01/31/2021(h)	$349,499
	Shenton Aircraft Investment I Ltd.
813,612	Series 2015-1A-A 4.750%, 10/15/2042(c)	833,441
	Sierra Timeshare Receivables Funding LLC
62,324	Series 2013-1A-A 1.590%, 11/20/2029(c)	62,208
149,509	Series 2013-3A-A 2.200%, 10/20/2030(c)	149,489
	SLM Private Credit Student Loan Trust
520,000	Series 2003-A-A3 0.000%, 06/15/2032(g)	519,675
1,250,000	Series 2003-B-A3 0.000%, 03/15/2033(g)	1,249,219
	SoFi Professional Loan Program LLC
43,218	Series 2014-B-A1 2.241%, 08/25/2032(c)(g)	43,902
617,187	Series 2016-A-B 3.570%, 01/26/2038(c)	620,917
	Soundview Home Loan Trust
8,367,642	Series 2007-OPT3-2A3 1.396%, 08/25/2037(g)	7,832,249
	Sunset Mortgage Loan Co. LLC
249,179	Series 2015-NPL1-A 4.459%, 09/18/2045(c)(f)	250,231
	Terwin Mortgage Trust
1,345,678	Series 2006-3-2A2 1.426%, 04/25/2037(c)(g)	1,322,391
	Tidewater Sales Finance Master Trust
565,000	Series 2017-AA-A 4.550%, 04/15/2021(a)(c)	565,467
	VOLT LIV LLC
468,258	Series 2017-NPL1-A1 3.625%, 02/25/2047(c)(f)	469,737
865,000	Series 2017-NPL1-A2 6.000%, 02/25/2047(c)(f)	876,725
	VOLT LV LLC
374,376	Series 2017-NPL2-A1 3.500%, 03/25/2047(c)(f)	375,930
	VOLT LVI LLC
641,979	Series 2017-NPL3-A1 3.500%, 03/25/2047(c)(f)	645,615
	VOLT XIX LLC
21,075	Series 2014-NP11-A1 3.875%, 04/25/2055(c)(f)	21,137
	VOLT XL LLC
435,000	Series 2015-NP14-A2 4.875%, 11/27/2045(c)(f)	435,754
	VOLT XXII LLC
152,618	Series 2015-NPL4-A1 3.500%, 02/25/2055(c)(f)	153,536
99,692	Series 2015-NPL4-A2 4.250%, 02/25/2055(c)(f)	99,967
	VOLT XXIV LLC
50,322	Series 2015-NPL6-A1 3.500%, 02/25/2055(c)(f)	50,546
278,723	Series 2015-NPL6-A2 4.250%, 02/25/2055(c)(f)	278,832

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	VOLT XXXIII LLC
$441,921	Series 2015-NPL5-A1 3.500%, 03/25/2055(c)(f)	$444,644
	Westlake Automobile Receivables Trust
205,000	Series 2017-1A-D 3.460%, 10/17/2022(c)	206,182

TOTAL ASSET-BACKED SECURITIES (Cost $83,618,311)		85,526,958

BANK LOANS: 2.1%
	1011778 B.C. Unlimited Liability Co.
124,687	3.504%, 02/16/2024	124,492
	AES Corp.
1,126,510	3.192%, 05/24/2022	1,125,383
	Albertsons, LLC
985,529	4.045%, 08/22/2021	974,629
	Almonde, Inc.
665,000	4.736%, 06/13/2024	665,868
	Altice US Finance I Corp.
78,037	3.466%, 07/28/2025	77,484
	AMC Entertainment, Inc.
89,775	3.466%, 12/15/2023	90,078
	Ashland, Inc.
130,000	3.208%, 05/24/2024	130,610
	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
665,000	3.962%, 03/20/2022	670,097
	Axalta Coating Systems US Holdings Inc.
276,290	3.296%, 06/01/2024	277,456
	Bass Pro Group, LLC
1,000,000	6.296%, 12/16/2023	973,940
	BCP Raptor, LLC
620,000	5.466%, 06/06/2024	613,800
	Boyd Gaming Corp.
203,114	3.688%, 09/15/2023	203,876
	BWAY Holding Co.
1,065,000	4.326%, 04/03/2024	1,066,235
	California Resources Corp.
1,325,000	11.534%, 12/31/2021	1,404,500
	Camelot UK Holdco Ltd.
426,410	4.726%, 10/03/2023	429,495
	Cavium, Inc.
205,541	3.466%, 08/16/2022	205,541
	CBS Radio, Inc.
297,218	4.716%, 10/17/2023	298,333
	CenturyLink, Inc.
1,125,000	1.375%, 01/31/2025	1,113,829
	Change Healthcare Holdings, Inc.
650,960	3.976%, 03/01/2024	651,861
	Chesapeake Energy Corp.
293,180	8.686%, 08/23/2021	311,430
	Consolidated Communications, Inc.
345,000	0.000%, 10/05/2023(i)	346,553
	CSC Holdings, LLC
119,700	3.459%, 07/17/2025	119,027
	Donnelley Financial Solutions, Inc.
241,943	5.076%, 09/30/2023	244,613

Principal Amount^		Value
	Engility Corp.
$298,383	5.750%, 08/12/2023	$302,059
	Envision Healthcare Corp.
263,675	4.300%, 12/01/2023	265,323
	Gartner, Inc.
134,663	3.226%, 04/05/2024	135,252
	Gates Global LLC
202,008	4.546%, 04/01/2024	202,249
	GFL Environmental, Inc.
213,388	4.046%, 09/29/2023	214,543
	GTT Communications, Inc.
189,050	5.250%, 01/09/2024	190,114
189,525	0.000%, 01/09/2024(i)	190,592
	Harbor Freight Tools USA, Inc.
374,980	4.476%, 08/18/2023	375,286
	HD Supply, Inc.
451,588	4.046%, 10/17/2023	454,692
	Hyperion Insurance Group Ltd.
258,879	5.250%, 04/29/2022	261,062
	inVentiv Health, Inc.
1,557,175	4.952%, 11/09/2023	1,562,368
	Klockner-Pentaplast of America, Inc.
830,000	0.000%, 06/13/2024(i)	822,738
	Lonestar Intermediate Super Holdings LLC
1,675,000	10.226%, 08/31/2021	1,729,965
	MA FinanceCo., LLC
35,446	3.964%, 04/29/2024	35,552
	MEG Energy Corp.
115,177	4.696%, 12/31/2023	112,622
	Men’s Wearhouse, Inc. (The)
335,344	4.613%, 06/18/2021	322,036
	NeuStar, Inc.
465,000	0.000%, 02/28/2024(i)	469,215
	Pinnacle Operating Corp.
120,364	8.476%, 11/15/2021	111,788
	Ply Gem Industries, Inc.
162,717	4.296%, 02/01/2021	163,785
	Post Holdings, Inc.
515,000	3.470%, 05/24/2024	516,195
	Power Buyer LLC
544,416	4.546%, 05/06/2020	541,353
	Presidio, Inc.
1,054,086	4.398%, 02/02/2022	1,059,689
	Quikrete Holdings, Inc.
671,625	3.976%, 11/15/2023	670,890
	Rackspace Hosting, Inc.
279,300	0.000%, 11/03/2023(i)	279,845
	Seattle Spinco, Inc.
239,374	4.030%, 04/19/2024	240,092
	Serta Simmons Bedding, LLC
645,273	9.179%, 11/08/2024	645,273
	Signode Industrial Group US, Inc.
79,688	4.007%, 05/04/2021	79,887
	Southcross Energy Partners L.P.
170,222	5.546%, 08/04/2021	148,412
	Sprint Communications, Inc.
917,700	3.750%, 02/02/2024	918,943
	Talbots, Inc. (The)
271,676	5.726%, 03/19/2020	255,239
	Team Health Holdings, Inc.
967,359	3.976%, 02/06/2024	960,863

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
BANK LOANS (CONTINUED)
	Transdigm, Inc.
$93,534	4.249%, 05/14/2022	$93,516
672,376	4.226%, 06/09/2023	672,070
	Truck Hero, Inc.
990,087	5.156%, 04/21/2024	984,364
	Uber Technologies
843,625	5.216%, 07/13/2023	844,945
	Unitymedia Hessen GmbH & Co. KG
1,130,000	0.000%, 09/30/2025(i)	1,126,774
	USAGM HoldCo LLC
627,063	5.046%, 07/28/2022	629,806
	USI, Inc.
1,102,390	4.180%, 05/16/2024	1,096,878
	Veritas US, Inc.
2,538,504	0.000%, 01/27/2023(i)	2,546,437
	Virgin Media Bristol LLC
770,000	3.909%, 01/31/2025	771,155
	Walter Investment Management Corp.
368,380	0.000%, 12/18/2020(i)	335,456
	Xerox Business Services LLC
1,477,576	5.226%, 12/07/2023	1,498,358
	Zayo Group, LLC
153,537	3.716%, 01/19/2024	153,970
	Ziggo Secured Finance Partnership
1,124,514	3.659%, 04/15/2025	1,122,344

TOTAL BANK LOANS (Cost $37,973,128)		38,233,125

CONVERTIBLE BONDS: 1.1%

Communications: 0.1%
	DISH Network Corp.
70,000	2.375%, 03/15/2024(c)	73,719
	Finisar Corp.
925,000	0.500%, 12/15/2036(c)	905,344
	Liberty Media Corp.
245,000	2.250%, 09/30/2046(c)	264,906

		1,243,969

Consumer, Cyclical: 0.0%
	Navistar International Corp.
302,000	4.500%, 10/15/2018	302,566
442,000	4.750%, 04/15/2019	432,331

		734,897

Consumer, Non-cyclical: 0.3%
	Acorda Therapeutics, Inc.
170,000	1.750%, 06/15/2021	146,731
	Horizon Pharma Investment Ltd.
465,000	2.500%, 03/15/2022	403,097
	Impax Laboratories, Inc.
910,000	2.000%, 06/15/2022	778,619
	Intercept Pharmaceuticals, Inc.
535,000	3.250%, 07/01/2023	522,963
	Ionis Pharmaceuticals, Inc.
760,000	1.000%, 11/15/2021	807,975
	Macquarie Infrastructure Corp.
780,000	2.000%, 10/01/2023	780,487

Principal Amount^		Value
Consumer, Non-cyclical (continued)
	Neurocrine Biosciences, Inc.
$1,945,000	2.250%, 05/15/2024(c)	$1,936,491

		5,376,363

Diversified: 0.0%
	RWT Holdings, Inc.
130,000	5.625%, 11/15/2019	136,662

Energy: 0.1%
	Chesapeake Energy Corp.
440,000	5.500%, 09/15/2026(c)	413,600
	Nabors Industries, Inc.
615,000	0.750%, 01/15/2024(c)	490,847
	SM Energy Co.
140,000	1.500%, 07/01/2021	126,525
	Whiting Petroleum Corp.
230,000	1.250%, 04/01/2020	195,500

		1,226,472

Financial: 0.2%
	Hercules Capital, Inc.
315,000	4.375%, 02/01/2022(c)	322,875
	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
915,000	6.250%, 02/01/2022	956,175
1,170,000	6.750%, 02/01/2024	1,222,767
	Walter Investment Management Corp.
340,000	4.500%, 11/01/2019	119,000

		2,620,817

Industrial: 0.1%
	Aerojet Rocketdyne Holdings, Inc.
310,000	2.250%, 12/15/2023(c)	328,600
	Hornbeck Offshore Services, Inc.
2,500,000	1.500%, 09/01/2019	1,837,500

		2,166,100

Technology: 0.0%
	Evolent Health, Inc.
180,000	2.000%, 12/01/2021(c)	233,325
	Rovi Corp.
225,000	0.500%, 03/01/2020	222,047

		455,372

Utilities: 0.3%
	EnerNOC, Inc.
5,993,000	2.250%, 08/15/2019	6,015,474

TOTAL CONVERTIBLE BONDS (Cost $19,758,011)		19,976,126

CORPORATE BONDS: 11.5%

Basic Materials: 0.3%
	Glencore Finance Canada Ltd.
200,000	4.250%, 10/25/2022(c)	207,439
	Glencore Funding LLC
100,000	2.875%, 04/16/2020(c)	101,065
	Stillwater Mining Co.
1,130,000	6.125%, 06/27/2022(c)	1,115,310
	Tembec Industries, Inc.
3,537,000	9.000%, 12/15/2019(c)	3,678,834

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)

Basic Materials (continued)
	Vale Overseas Ltd.
$630,000	6.250%, 08/10/2026	$681,187

		5,783,835

Communications: 2.0%
	Avaya, Inc.
10,048,000	7.000%, 04/01/2019(c)(d)	8,113,760
	Clear Channel Worldwide Holdings, Inc.
3,630,000	Series B 7.625%, 03/15/2020	3,625,463
	Cox Communications, Inc.
400,000	4.700%, 12/15/2042(c)	365,898
765,000	4.500%, 06/30/2043(c)	689,366
	DISH DBS Corp.
1,425,000	5.875%, 11/15/2024	1,525,776
840,000	7.750%, 07/01/2026	997,500
	Grupo Televisa SAB
9,270,000 (MXN)	7.250%, 05/14/2043	405,697
	Intelsat Jackson Holdings S.A.
6,122,000	7.250%, 10/15/2020	5,815,900
2,806,000	9.750%, 07/15/2025(c)(j)	2,809,508
	Myriad International Holdings BV
285,000	4.850%, 07/06/2027(c)	286,312
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 12/31/2049(c)(e)	553,987
	Netflix, Inc.
975,000 (EUR)	3.625%, 05/15/2027(c)	1,133,582
	Nokia OYJ
140,000	3.375%, 06/12/2022	141,414
235,000	4.375%, 06/12/2027	239,848
	Oi S.A.
2,765,000 (BRL)	9.750%, 09/15/2016(c)(d)	234,707
	Qwest Capital Funding, Inc.
1,217,000	6.875%, 07/15/2028	1,163,890
	Time Warner Cable, Inc.
780,000	4.500%, 09/15/2042	744,895
	Viacom, Inc.
250,000	6.250%, 02/28/2057(h)	260,493
	West Corp.
8,513,000	5.375%, 07/15/2022(c)	8,619,413

		37,727,409

Consumer, Cyclical: 1.8%
	Air Canada 2015-2 Class B Pass Through Trust
1,831,462	5.000%, 06/15/2025(c)	1,913,877
	American Airlines 2017-1B Class B Pass Through Trust
1,005,000	Series B 4.950%, 08/15/2026	1,025,241
	CST Brands, Inc.
10,514,000	5.000%, 05/01/2023	11,094,373
	Latam Airlines 2015-1 Pass Through Trust
2,221,686	4.500%, 08/15/2025	2,196,692
	Navistar International Corp.
2,300,000	8.250%, 11/01/2021	2,334,500

Principal Amount^		Value
Consumer, Cyclical (continued)
	Neiman Marcus Group Ltd. LLC
$7,454,000	8.000%, 10/15/2021(b)(c)	$4,155,605
	Rite Aid Corp.
7,310,000	9.250%, 03/15/2020	7,565,850
2,341,000	6.125%, 04/01/2023(c)	2,307,348
	Sears Canada Delayed Draw TL
1,962,917	1.000%, 03/20/2022	48,249
	Sears Canada Term Loan
1,402,083	10.660%, 03/20/2022(a)	1,401,494

		34,043,229

Consumer, Non-cyclical: 0.6%
	BRF GmbH
1,310,000	4.350%, 09/29/2026(c)	1,231,400
	BRF S.A.
1,200,000 (BRL)	7.750%, 05/22/2018(c)	359,352
	Grifols S.A.
1,010,000 (EUR)	3.200%, 05/01/2025(c)	1,157,208
	JBS USA LLC/JBS USA Finance, Inc.
805,000	5.750%, 06/15/2025(c)	760,725
	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.
670,000	7.875%, 10/01/2022(c)	693,450
	Valeant Pharmaceuticals International, Inc.
4,072,000	6.375%, 10/15/2020(c)	3,965,110
695,000 (EUR)	4.500%, 05/15/2023(c)	654,284
1,835,000	5.875%, 05/15/2023(c)	1,582,688

		10,404,217

Energy: 3.7%
	Aker BP ASA
870,000	6.000%, 07/01/2022(c)(j)	899,362
	Alta Mesa Holdings L.P./Alta Mesa Finance Services Corp.
1,235,000	7.875%, 12/15/2024(c)	1,250,437
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
1,245,000	10.000%, 04/01/2022(c)	1,251,225
	Atwood Oceanics, Inc.
8,691,000	6.500%, 02/01/2020	8,658,409
	Baytex Energy Corp.
148,000	5.125%, 06/01/2021(c)	132,090
2,519,000	5.625%, 06/01/2024(c)	2,166,340
	Bellatrix Exploration Ltd.
1,840,000	8.500%, 05/15/2020(c)	1,662,900
	Bonanza Creek Energy, Inc.
625,000	6.750%, 04/15/2021(d)	0
1,830,000	5.750%, 02/01/2023(d)	0
	California Resources Corp.
23,000	5.000%, 01/15/2020	15,525
128,000	5.500%, 09/15/2021	74,880
1,332,000	8.000%, 12/15/2022(c)	847,485
23,000	6.000%, 11/15/2024	12,075
	Callon Petroleum Co.
1,500,000	6.125%, 10/01/2024	1,533,750

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)

Energy (continued)
	Cenovus Energy, Inc.
$820,000	5.400%, 06/15/2047(c)	$768,115
	Chesapeake Energy Corp.
1,455,000	8.000%, 01/15/2025(c)	1,445,906
350,000	8.000%, 06/15/2027(c)	344,313
	CONSOL Energy, Inc.
200,000	8.250%, 04/01/2020	202,770
3,100,000	5.875%, 04/15/2022	3,061,250
1,300,000	8.000%, 04/01/2023	1,371,500
	Continental Resources, Inc.
2,465,000	5.000%, 09/15/2022	2,428,025
200,000	4.500%, 04/15/2023	191,500
1,765,000	3.800%, 06/01/2024	1,624,894
	Eclipse Resources Corp.
1,495,000	8.875%, 07/15/2023	1,495,000
1,490,000	6.125%, 12/15/2045	1,618,349
	Halcon Resources Corp.
1,025,000	6.750%, 02/15/2025(c)	927,625
	Hilcorp Energy I L.P./Hilcorp Finance Co.
1,675,000	5.000%, 12/01/2024(c)	1,549,375
	HollyFrontier Corp.
2,570,000	5.875%, 04/01/2026	2,727,988
	Kinder Morgan Energy Partners L.P.
560,000	5.000%, 08/15/2042	549,360
120,000	5.000%, 03/01/2043	116,175
	Marathon Oil Corp.
1,630,000	5.200%, 06/01/2045	1,568,412
	Matador Resources Co.
1,335,000	6.875%, 04/15/2023	1,391,737
	McDermott International, Inc.
8,500,000	8.000%, 05/01/2021(c)	8,606,250
	MEG Energy Corp.
900,000	6.375%, 01/30/2023(c)	699,750
2,190,000	7.000%, 03/31/2024(c)	1,713,675
	Oasis Petroleum, Inc.
2,235,000	6.875%, 03/15/2022	2,179,125
	OGX Austria GmbH
795,000	8.500%, 06/01/2018(a)(c)(d)	16
600,000	8.375%, 04/01/2022(a)(c)(d)	66
	Parsley Energy LLC/Parsley Finance Corp.
745,000	6.250%, 06/01/2024(c)	785,975
	PDC Energy, Inc.
420,000	6.125%, 09/15/2024(c)	428,400
	Petrobras Global Finance B.V.
910,000	5.375%, 01/27/2021	927,472
265,000	8.750%, 05/23/2026	305,413
2,035,000	5.625%, 05/20/2043	1,696,172
940,000	7.250%, 03/17/2044	927,780
	Petroleos Mexicanos
4,100,000 (MXN)	7.650%, 11/24/2021(c)	221,714
	Rice Energy, Inc.
300,000	6.250%, 05/01/2022	313,875
	SemGroup Corp./Rose Rock Finance Corp.
900,000	5.625%, 11/15/2023	859,500

Principal Amount^		Value
Energy (continued)
	SM Energy Co.
$65,000	6.500%, 11/15/2021	$63,538
815,000	6.125%, 11/15/2022	778,325
385,000	6.500%, 01/01/2023	368,637
680,000	5.000%, 01/15/2024	605,200
55,000	5.625%, 06/01/2025	49,913
245,000	6.750%, 09/15/2026	235,122
	Tennessee Gas Pipeline Co. LLC
325,000	7.000%, 03/15/2027	387,597
	Transcanada Trust
4,170,000	5.300%, 03/15/2077(h)	4,294,579
	YPF Sociedad Anoniima
780,000	23.083%, 07/07/2020(c)(g)	852,150

		69,187,016

Financial: 1.6%
	Aircastle Ltd.
560,000	5.000%, 04/01/2023	599,200
	Ambac Assurance Corp.
10,375,121	5.100%, 06/07/2020(c)	13,124,528
	Banco Hipotecario S.A.
12,745,000 (ARS)	21.354%, 01/12/2020(c)(g)	808,953
	Banco Macro S.A.
7,805,000 (ARS)	17.500%, 05/08/2022(c)	467,453
	Banco Supervielle S.A.
15,000,000 (ARS)	24.167%, 08/09/2020(c)(g)	968,316
1,855,000	1.945%, 01/10/2020(g)	1,869,068
	Echo Brickell
383,000	8.500%, 10/19/2017(a)	383,000
	Financiera de Desarrollo Territorial S.A. Findeter
6,675,000,000 (COP)	7.875%, 08/12/2024(c)	2,246,810
2,260,000	1.882%, 06/01/2021(g)	2,264,378
	KIRS Midco 3 Plc
1,775,000 (GBP)	8.375%, 07/15/2023(c)	2,279,615
	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
890,000	5.875%, 08/01/2021(c)	913,362
	Muse Residences
860,935	10.750%, 08/04/2018(a)	860,935
	Rialto Holdings LLC/Rialto Corp.
1,169,000	7.000%, 12/01/2018(c)	1,192,380
	SLS Hotel
138,726	9.500%, 11/20/2017(a)	138,726
	Walter Investment Management Corp.
1,300,000	7.875%, 12/15/2021	819,000

		28,935,724

Industrial: 0.4%
	Bombardier, Inc.
366,000	7.750%, 03/15/2020(c)	394,822
100,000	5.750%, 03/15/2022(c)	100,000
100,000	6.000%, 10/15/2022(c)	100,375
700,000	6.125%, 01/15/2023(c)	703,500
1,600,000	7.500%, 03/15/2025(c)	1,664,000

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)

Industrial (continued)
	Cemex SAB de C.V.
$960,000	6.125%, 05/05/2025(c)	$1,036,800
	Embraer Netherlands Finance B.V.
310,000	5.050%, 06/15/2025	324,725
575,000	5.400%, 02/01/2027	601,594
	Embraer Overseas Ltd.
325,000	5.696%, 09/16/2023(c)	351,813
	Hornbeck Offshore Services, Inc.
186,000	5.875%, 04/01/2020	107,880
287,000	5.000%, 03/01/2021	155,698
	Meccanica Holdings USA, Inc.
1,031,000	6.250%, 01/15/2040(c)	1,159,875
	OSX 3 Leasing B.V.
1,216,328	13.000%, 03/20/2015(c)(d)	450,041

		7,151,123

Technology: 0.7%
	Dell International LLC/EMC Corp.
4,020,000	6.020%, 06/15/2026(c)	4,435,640
	Donnelley Financial Solutions, Inc.
735,000	8.250%, 10/15/2024	780,938
	NeuStar, Inc.
5,367,000	4.500%, 01/15/2023	5,541,427
	Nuance Communications, Inc.
280,000	1.000%, 12/15/2035	271,250
	Quintiles IMS, Inc.
970,000 (EUR)	3.250%, 03/15/2025(c)	1,127,238

		12,156,493

Utilities: 0.4%
	AmeriGas Partners L.P./AmeriGas Finance Corp.
605,000	5.500%, 05/20/2025	620,125
	Enel SpA
2,400,000	8.750%, 09/24/2073(c)(h)	2,862,000
	NGL Energy Partners L.P./NGL Energy Finance Corp.
920,000	5.125%, 07/15/2019	917,700
75,000	6.875%, 10/15/2021	74,812
1,640,000	7.500%, 11/01/2023(c)	1,625,650
1,585,000	6.125%, 03/01/2025(c)	1,458,200

		7,558,487

TOTAL CORPORATE BONDS (Cost $209,867,029)		212,947,533

GOVERNMENT SECURITIES & AGENCY ISSUE: 1.9%
	Argentina POM Politica Monetaria
10,815,000 (ARS)	Series POM 26.250%, 06/21/2020(g)	678,198
	Brazil Letras do Tesouro Nacional
12,200,000 (BRL)	Series LTN 0.000%, 07/01/2017(k)	3,688,891
	Mexican Bonos
32,500,000 (MXN)	Series M 5.750%, 03/05/2026	1,680,246

Principal Amount^			Value
		Provincia de Buenos Aires
72,825,000 (ARS	)	24.080%, 05/31/2022(c)(g)	$4,487,784
810,000		5.750%, 06/15/2019(c)	837,743
625,000		7.875%, 06/15/2027(c)	648,625
		Republic of Poland Government Bond
53,670,000 (PLN)		2.500%, 07/25/2027	13,485,190
		Republic of South Africa Government Bond
28,460,000 (ZAR)		8.750%, 01/31/2044	1,940,057
36,740,000 (ZAR)		8.750%, 02/28/2048	2,504,506
		United States Treasury Note
6,000,000		1.625%, 11/15/2022	5,901,210

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $34,238,081)			35,852,450

LIMITED PARTNERSHIPS: 0.1%
1,300,000		U.S. Farming Realty Trust II L.P.(a)	1,400,390

TOTAL LIMITED PARTNERSHIPS (Cost $1,266,324)			1,400,390

MORTGAGE-BACKED SECURITIES: 19.5%
		Adjustable Rate Mortgage Trust
85,970		Series 2004-4-3A1 3.377%, 03/25/2035(h)	83,842
432,920		Series 2005-1-3A1 3.257%, 05/25/2035(h)	433,666
3,000,000		Series 2005-2-6M2 2.196%, 06/25/2035(g)	2,915,890
510,981		Series 2006-1-2A1 3.759%, 03/25/2036(h)	413,732
		Ajax Mortgage Loan Trust
4,703,966		Series 2015-B-A 3.875%, 07/25/2060(c)(f)	4,710,114
		Alternative Loan Trust
8,626,306		Series 2005-64CB-1A10 5.750%, 12/25/2035	8,599,352
		American Home Mortgage Investment Trust
503,925		Series 2006-1-11A1 1.496%, 03/25/2046(g)	435,784
		Banc of America Alternative Loan Trust
112,550		Series 2003-8-1CB1 5.500%, 10/25/2033	115,117
772,367		Series 2004-6-2A1 6.000%, 07/25/2034	810,861
846,316		Series 2006-7-A4 5.998%, 10/25/2036(f)	519,517
		Banc of America Funding Corp.
168,099		Series 2004-B-4A2 3.241%, 11/20/2034(h)	166,973
55,945		Series 2005-5-1A1 5.500%, 09/25/2035	58,940
105,222		Series 2005-7-3A1 5.750%, 11/25/2035	111,547

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (continued)
	Banc of America Funding Corp. (continued)
$242,435	Series 2006-6-1A2 6.250%, 08/25/2036	$230,254
1,348,930	Series 2006-7-T2A3 5.695%, 10/25/2036(h)	1,181,649
451,987	Series 2006-A-4A1 3.487%, 02/20/2036(h)	423,675
644,399	Series 2006-B-7A1 3.567%, 03/20/2036(h)	577,841
1,152,803	Series 2010-R9-3A3 5.500%, 12/26/2035(c)	974,974
	Banc of America Funding Trust
4,962,936	Series 2007-1-TA4 6.090%, 01/25/2037(f)	4,361,338
126,897	Series 2007-4-5A1 5.500%, 11/25/2034	130,192
4,705,453	Series 2010-R5-1A3 6.000%, 10/26/2037(c)(h)	4,212,927
	Banc of America Mortgage Trust
42,510	Series 2005-A-2A1 3.475%, 02/25/2035(h)	42,470
	BCAP LLC Trust
220,880	Series 2007-AA2-22A1 6.000%, 03/25/2022	220,071
338,189	Series 2010-RR6-6A2 9.300%, 07/26/2037(c)(h)	303,499
3,935,609	Series 2011-R11-2A4 5.500%, 12/26/2035(c)	3,258,056
3,936,138	Series 2013-RR1-4A3 6.953%, 08/26/2037(c)(h)	3,830,559
	Bear Stearns Adjustable Rate Mortgage Trust
6,805,083	Series 2005-12-25A1 2.570%, 02/25/2036(h)	5,702,347
	Bear Stearns Asset-Backed Securities I Trust
690,072	Series 2006-AC1-1A1 6.250%, 02/25/2036(f)	554,570
	BLCP Hotel Trust
300,000	Series 2014-CLRN-D 3.659%, 08/15/2029(c)(g)	300,736
300,000	Series 2014-CLRN-E 4.829%, 08/15/2029(c)(g)	302,145
	BXHTL Mortgage Trust
1,338,574	9.189%, 05/15/2018	1,302,834
	Chase Mortgage Finance Trust
4,474,654	Series 2007-S2-1A9 6.000%, 03/25/2037	3,902,027
2,253,167	Series 2007-S3-1A15 6.000%, 05/25/2037	1,838,441
	ChaseFlex Trust
1,898,163	Series 2007-3-2A1 1.516%, 07/25/2037(g)	1,554,240
	CIM Trust
6,000,000	Series 2016-1RR-B2 8.012%, 08/26/2055(c)	5,231,475
10,000,000	Series 2016-2RR-B2 9.747%, 02/25/2056(c)	8,909,344

Principal Amount^		Value
	CIM Trust (continued)
$10,000,000	Series 2016-3RR-B2 11.015%, 02/27/2056(c)(h)	$9,018,620
7,860,000	Series 2017-3-B2 16.778%, 01/27/2057(c)(h)	8,728,593
	Citicorp Mortgage Securities Trust
4,630,244	Series 2006-7-1A1 6.000%, 12/25/2036	4,201,702
	Citigroup Mortgage Loan Trust, Inc.
325,976	Series 2005-5-2A2 5.750%, 08/25/2035	257,021
4,902,846	Series 2005-5-3A2A 3.173%, 10/25/2035(h)	3,696,172
1,029,337	Series 2009-6-8A2 6.000%, 08/25/2022(c)(h)	1,079,723
4,945,382	Series 2011-12-1A2 3.442%, 04/25/2036(c)(h)	3,995,107
	Citimortgage Alternative Loan Trust
437,314	Series 2006-A5-1A13 1.666%, 10/25/2036(g)	334,584
430,359	Series 2006-A5-1A2 5.334%, 10/25/2036(g)(l)	77,473
753,469	Series 2007-A4-1A13 5.750%, 04/25/2037	662,424
385,800	Series 2007-A4-1A6 5.750%, 04/25/2037	339,182
3,659,023	Series 2007-A6-1A5 6.000%, 06/25/2037	3,381,352
	COMM Mortgage Trust
100,000	Series 2013-LC13-D 5.211%, 08/10/2046(c)(h)	97,847
1,634,513	Series 2014-UBS4-E 3.750%, 08/10/2047(c)	1,065,396
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(c)	930,282
3,502,605	Series 2014-UBS4-G 3.750%, 08/10/2047(a)(c)	884,107
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(a)(c)(h)	0
1,000,000	Series 2015-CR26-E 3.250%, 10/10/2048(c)	624,523
1,000,000	Series 2015-CR26-F 3.250%, 10/10/2048(c)	558,713
510,000	Series 2016-SAVA-C 4.159%, 10/15/2034(c)(g)	513,699
	Countrywide Alternative Loan Trust
215,709	Series 2003-22CB-1A1 5.750%, 12/25/2033	221,650
70,466	Series 2003-9T1-A7 5.500%, 07/25/2033	70,184
796,872	Series 2004-13CB-A4 0.000%, 07/25/2034(m)	659,745
78,471	Series 2004-14T2-A11 5.500%, 08/25/2034	82,304
185,971	Series 2004-16CB-1A1 5.500%, 07/25/2034	190,281
208,891	Series 2004-16CB-3A1 5.500%, 08/25/2034	215,587
72,998	Series 2004-28CB-5A1 5.750%, 01/25/2035	73,532
342,529	Series 2004-J10-2CB1 6.000%, 09/25/2034	353,919

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (continued)
	Countrywide Alternative Loan Trust (continued)
$77,555	Series 2004-J3-1A1 5.500%, 04/25/2034	$78,961
65,566	Series 2005-14-2A1 1.426%, 05/25/2035(g)	54,942
181,267	Series 2005-J1-2A1 5.500%, 02/25/2025	184,976
3,671,746	Series 2006-13T1-A13 6.000%, 05/25/2036	2,935,889
597,362	Series 2006-31CB-A7 6.000%, 11/25/2036	489,035
5,690,820	Series 2006-36T2-2A1 6.250%, 12/25/2036	4,113,187
461,774	Series 2006-J1-2A1 7.000%, 02/25/2036	188,387
302,951	Series 2007-16CB-2A1 1.666%, 08/25/2037(g)	168,635
87,727	Series 2007-16CB-2A2 44.449%, 08/25/2037(g)	186,563
581,270	Series 2007-19-1A34 6.000%, 08/25/2037	476,516
1,733,565	Series 2007-20-A12 6.250%, 08/25/2047	1,464,617
526,969	Series 2007-22-2A16 6.500%, 09/25/2037	377,670
5,043,230	Series 2007-HY2-1A 3.289%, 03/25/2047(h)	4,481,362
3,460,801	Series 2007-HY7C-A4 1.446%, 08/25/2037(g)	2,901,254
855,646	Series 2008-2R-2A1 6.000%, 08/25/2037(h)	628,889
5,136,668	Series 2008-2R-4A1 6.250%, 08/25/2037(h)	4,396,441
	Countrywide Home Loan Mortgage Pass-Through Trust
123,288	Series 2004-12-8A1 3.358%, 08/25/2034(h)	121,564
15,315	Series 2004-HYB4-2A1 3.312%, 09/20/2034(h)	14,665
96,942	Series 2004-HYB8-4A1 2.990%, 01/20/2035(h)	95,475
125,498	Series 2005-21-A17 5.500%, 10/25/2035	113,424
908,346	Series 2005-23-A1 5.500%, 11/25/2035	842,041
590,551	Series 2005-HYB8-4A1 3.100%, 12/20/2035(h)	545,442
4,592,225	Series 2006-9-A1 6.000%, 05/25/2036	3,970,138
244,843	Series 2007-10-A5 6.000%, 07/25/2037	211,937
1,215,259	Series 2007-13-A5 6.000%, 08/25/2037	1,066,282
	Credit Suisse First Boston Mortgage Securities Corp.
73,779	Series 2003-27-4A4 5.750%, 11/25/2033	76,650

Principal Amount^		Value
	Credit Suisse First Boston Mortgage Securities Corp. (continued)
$83,561	Series 2003-AR26-7A1 3.207%, 11/25/2033(h)	$83,715
58,694	Series 2003-AR28-4A1 3.314%, 12/25/2033(h)	58,422
2,990,497	Series 2005-10-10A3 6.000%, 11/25/2035	1,723,440
1,719,124	Series 2005-11-7A1 6.000%, 12/25/2035	1,429,860
	Credit Suisse Mortgage-Backed Trust
1,136,197	Series 2006-6-1A10 6.000%, 07/25/2036	924,659
892,786	Series 2007-1-4A1 6.500%, 02/25/2022	451,545
112,671	Series 2007-2-2A5 5.000%, 03/25/2037	111,280
702,913	Series 2010-7R-4A17 6.000%, 04/26/2037(c)(h)	713,367
2,545,522	Series 2011-17R-1A2 5.750%, 02/27/2037(c)	2,775,048
1,200,000	Series 2014-USA-E 4.373%, 09/15/2037(c)	1,052,111
	Deutsche Mortgage and Asset Receiving Corp.
3,837,273	Series 2014-RS1-1A2 7.425%, 07/27/2037(c)(h)	3,463,410
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
301,675	Series 2004-4-7AR1 1.566%, 06/25/2034(g)	285,655
246,539	Series 2006-PR1-3A1 10.502%, 04/15/2036(c)(g)	267,435
	DSLA Mortgage Loan Trust
195,194	Series 2005-AR5-2A1A 1.539%, 09/19/2045(g)	151,698
	Dukinfield Plc
558,109 (GBP)	Series 2-A 1.537%, 12/20/2052(g)	735,715
	Eurosail-UK Plc
203,574 (GBP)	Series 2007-2X-A3C 0.439%, 03/13/2045(g)	258,593
	Federal Home Loan Mortgage Corp.
580,000	Series 2013-DN2-M2 5.466%, 11/25/2023(g)	647,869
184,796	Series 2014-DN2-M2 2.866%, 04/25/2024(g)	187,782
620,000	Series 2015-DNA1-M2 3.066%, 10/25/2027(g)	636,086
1,124,628	Series 3118-SD 5.541%, 02/15/2036(g)(l)	189,274
393,876	Series 3301-MS 4.941%, 04/15/2037(g)(l)	53,883
560,746	Series 3303-SE 4.921%, 04/15/2037(g)(l)	84,519
364,485	Series 3303-SG 4.941%, 04/15/2037(g)(l)	65,862
204,757	Series 3382-SB 4.841%, 11/15/2037(g)(l)	27,842
500,063	Series 3382-SW 5.141%, 11/15/2037(g)(l)	80,165

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (continued)
	Federal Home Loan Mortgage Corp. (continued)
$295,991	Series 3384-S 5.231%, 11/15/2037(g)(l)	$38,355
311,490	Series 3384-SG 5.151%, 08/15/2036(g)(l)	42,972
3,230,202	Series 3404-SA 4.841%, 01/15/2038(g)(l)	495,495
304,490	Series 3417-SX 5.021%, 02/15/2038(g)(l)	44,507
167,844	Series 3423-GS 4.491%, 03/15/2038(g)(l)	19,699
1,629,093	Series 3423-TG 0.350%, 03/15/2038(g)(l)	16,499
4,553,933	Series 3435-S 4.821%, 04/15/2038(g)(l)	678,978
180,641	Series 3445-ES 4.841%, 05/15/2038(g)(l)	20,366
630,036	Series 3523-SM 4.841%, 04/15/2039(g)(l)	97,300
388,041	Series 3560-KS 5.241%, 11/15/2036(g)(l)	55,768
369,640	Series 3598-SA 5.191%, 11/15/2039(g)(l)	50,438
265,216	Series 3641-TB 4.500%, 03/15/2040	286,563
1,179,199	Series 3728-SV 3.291%, 09/15/2040(g)(l)	98,315
393,279	Series 3758-S 4.871%, 11/15/2040(g)(l)	70,407
2,208,549	Series 3770-SP 5.341%, 11/15/2040(g)(l)	225,441
483,939	Series 3815-ST 4.691%, 02/15/2041(g)(l)	67,006
998,157	Series 3859-SI 5.441%, 05/15/2041(g)(l)	195,012
354,185	Series 3872-SL 4.791%, 06/15/2041(g)(l)	47,254
262,923	Series 3900-SB 4.811%, 07/15/2041(g)(l)	33,631
39,901	Series 3946-SM 11.223%, 10/15/2041(g)	49,012
1,557,647	Series 3957-DZ 3.500%, 11/15/2041	1,587,757
1,572,320	Series 3972-AZ 3.500%, 12/15/2041	1,594,217
5,645,532	Series 3984-DS 4.791%, 01/15/2042(g)(l)	870,724
4,509,615	Series 4223-AT 3.000%, 07/15/2043(g)	4,181,340
3,027,403	Series 4229-MS 5.672%, 07/15/2043(g)	3,069,932
5,095,386	Series 4239-OU 0.000%, 07/15/2043(m)	3,708,995
4,965,411	Series 4291-MS 4.741%, 01/15/2054(g)(l)	840,369
5,239,402	Series 4302-GS 4.991%, 02/15/2044(g)(l)	900,806

Principal Amount^		Value
	Federal Home Loan Mortgage Corp. (continued)
$5,314,715	Series 4314-MS 4.941%, 07/15/2043(g)(l)	$720,248
8,210,595	Series 4657-VZ 3.000%, 02/15/2047	7,642,090
	Federal National Mortgage Association
578,167	Series 2003-84-PZ 5.000%, 09/25/2033	631,013
11,313	Series 2005-104-SI 5.484%, 12/25/2033(g)(l)	48
1,786,296	Series 2005-42-SA 5.584%, 05/25/2035(g)(l)	213,215
3,645,016	Series 2006-92-LI 5.364%, 10/25/2036(g)(l)	700,803
931,556	Series 2007-39-AI 4.904%, 05/25/2037(g)(l)	159,982
293,699	Series 2007-57-SX 5.404%, 10/25/2036(g)(l)	53,704
87,726	Series 2007-68-SA 5.434%, 07/25/2037(g)(l)	9,907
117,653	Series 2008-1-CI 5.084%, 02/25/2038(g)(l)	14,483
2,974,269	Series 2008-33-SA 4.784%, 04/25/2038(g)(l)	443,704
169,640	Series 2008-56-SB 4.844%, 07/25/2038(g)(l)	23,293
6,139,291	Series 2009-110-SD 5.034%, 01/25/2040(g)(l)	961,782
147,182	Series 2009-111-SE 5.034%, 01/25/2040(g)(l)	19,448
521,479	Series 2009-86-CI 4.584%, 09/25/2036(g)(l)	62,575
195,284	Series 2009-87-SA 4.784%, 11/25/2049(g)(l)	26,495
166,132	Series 2009-90-IB 4.504%, 04/25/2037(g)(l)	15,032
294,094	Series 2010-11-SC 3.584%, 02/25/2040(g)(l)	29,261
144,723	Series 2010-115-SD 5.384%, 11/25/2039(g)(l)	22,881
5,783,158	Series 2010-123-SK 4.834%, 11/25/2040(g)(l)	1,035,866
2,077,091	Series 2010-134-SE 5.434%, 12/25/2025(g)(l)	241,050
397,465	Series 2010-15-SL 3.734%, 03/25/2040(g)(l)	46,475
229,427	Series 2010-9-GS 3.534%, 02/25/2040(g)(l)	23,287
6,420	Series 2011-110-LS 7.999%, 11/25/2041(g)	8,144
528,572	Series 2011-111-VZ 4.000%, 11/25/2041	541,423
1,868,431	Series 2011-141-PZ 4.000%, 01/25/2042	1,994,050
284,656	Series 2011-5-PS 5.184%, 11/25/2040(g)(l)	38,088
1,196,780	Series 2011-63-AS 4.704%, 07/25/2041(g)(l)	198,850
3,409,911	Series 2011-93-ES 5.284%, 09/25/2041(g)(l)	678,965
2,463,480	Series 2012-106-SA 4.944%, 10/25/2042(g)(l)	430,269

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (continued)
	Federal National Mortgage Association (continued)
$11,100,940	Series 2013-109-BO 0.000%, 07/25/2043(m)	$7,520,033
2,119,673	Series 2013-15-SC 4.199%, 03/25/2033(g)	2,043,125
5,787,725	Series 2013-51-HS 3.941%, 04/25/2043(g)	5,049,028
7,911,024	Series 2013-53-ZC 3.000%, 06/25/2043	7,632,685
3,711,610	Series 2013-67-NS 4.176%, 07/25/2043(g)	3,224,733
5,636,640	Series 2013-74-HZ 3.000%, 07/25/2043	5,293,205
6,270,831	Series 2014-50-WS 4.984%, 08/25/2044(g)(l)	946,354
12,127,022	Series 2016-72-ZG 3.000%, 10/25/2046	11,051,453
	First Horizon Alternative Mortgage Securities Trust
1,187,780	Series 2006-FA6-1A4 6.250%, 11/25/2036	965,634
438,417	Series 2007-FA4-1A7 6.000%, 08/25/2037	337,316
	First Horizon Asset Securities, Inc.
301,588	Series 2006-1-1A10 6.000%, 05/25/2036	270,840
3,753,630	Series 2007-5-A1 6.250%, 11/25/2037	3,133,462
	GMAC Mortgage Loan Trust
362,083	Series 2005-AR4-3A1 3.891%, 07/19/2035(h)	353,033
	Government National Mortgage Association
996,207	Series 2007-21-S 5.028%, 04/16/2037(g)(l)	170,574
372,635	Series 2008-69-SB 6.418%, 08/20/2038(g)(l)	75,943
436,304	Series 2009-104-SD 5.178%, 11/16/2039(g)(l)	76,641
103,588	Series 2010-98-IA 5.798%, 03/20/2039(h)(l)	12,211
944,597	Series 2011-45-GZ 4.500%, 03/20/2041	998,894
304,168	Series 2011-69-OC 0.000%, 05/20/2041(m)	265,761
6,173,533	Series 2011-69-SC 4.168%, 05/20/2041(g)(l)	796,018
918,295	Series 2011-89-SA 4.238%, 06/20/2041(g)(l)	118,198
6,871,578	Series 2012-135-IO 0.615%, 01/16/2053(h)(l)	265,129
4,892,939	Series 2013-102-BS 4.938%, 03/20/2043(g)(l)	746,968
7,000,860	Series 2014-145-CS 4.428%, 05/16/2044(g)(l)	1,115,392
4,943,651	Series 2014-156-PS 5.038%, 10/20/2044(g)(l)	833,730

Principal Amount^		Value
	Government National Mortgage Association (continued)
$7,943,618	Series 2014-5-SA 4.338%, 01/20/2044(g)(l)	$1,223,633
7,494,766	Series 2014-58-SG 4.428%, 04/16/2044(g)(l)	1,159,705
7,929,086	Series 2014-76-SA 4.388%, 01/20/2040(g)(l)	1,131,078
8,053,669	Series 2014-95-CS 5.078%, 06/16/2044(g)(l)	1,508,464
75,000	Series 2014-GC26-D 4.643%, 11/10/2047(c)(h)	65,545
113,000	Series 2015-GC28-D 4.471%, 02/10/2048(c)(h)	89,798
	GSR Mortgage Loan Trust
54,010	Series 2005-4F-6A1 6.500%, 02/25/2035	54,180
1,168,955	Series 2005-9F-2A1 6.000%, 01/25/2036	1,009,189
300,627	Series 2005-AR4-6A1 3.525%, 07/25/2035(h)	302,382
514,238	Series 2005-AR6-4A5 3.122%, 09/25/2035(h)	516,878
394,588	Series 2006-7F-3A4 6.250%, 08/25/2036	281,873
1,020,399	Series 2006-8F-2A1 6.000%, 09/25/2036	976,831
	Harborview Mortgage Loan Trust
235,901	Series 2003-2-1A 1.949%, 10/19/2033(g)	224,801
462,716	Series 2004-11-2A2A 1.849%, 01/19/2035(g)	422,552
	IndyMac INDA Mortgage Loan Trust
510,581	Series 2006-AR3-1A1 3.497%, 12/25/2036(h)	479,131
	IndyMac INDX Mortgage Loan Trust
336,277	Series 2004-AR12-A1 1.996%, 12/25/2034(g)	299,691
279,378	Series 2004-AR7-A5 2.436%, 09/25/2034(g)	247,570
217,293	Series 2005-16IP-A1 1.856%, 07/25/2045(g)	201,304
490,718	Series 2005-AR11-A3 3.196%, 08/25/2035(h)	410,031
1,073,713	Series 2006-AR2-2A1 1.426%, 02/25/2046(g)	927,805
3,687,384	Series 2006-AR5-2A1 3.351%, 05/25/2036(h)	3,212,256
6,168,019	Series 2006-R1-A3 3.189%, 12/25/2035(h)	5,762,019
2,311,668	Series 2007-AR5-2A1 3.522%, 05/25/2037(h)	1,960,815
	JP Morgan Chase Commercial Mortgage Securities Trust
62,000	Series 2006-LDP9-AMS 5.337%, 05/15/2047	61,556
66,633	Series 2007-LDPX-AM 5.464%, 01/15/2049(h)	66,586
660,000	Series 2015-SGP-D 5.659%, 07/15/2036(c)(g)	668,958

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (continued)
	JP Morgan Mortgage Trust
$101,227	Series 2003-A2-3A1 2.980%, 11/25/2033(h)	$97,404
617,279	Series 2004-S1-2A1 6.000%, 09/25/2034	624,981
121,016	Series 2005-A1-6T1 3.505%, 02/25/2035(h)	120,124
166,910	Series 2005-A2-3A2 3.454%, 04/25/2035(h)	166,244
84,999	Series 2005-A3-4A1 3.087%, 06/25/2035(h)	85,922
4,402,575	Series 2005-ALT1-3A1 3.047%, 10/25/2035(h)	3,819,560
160,152	Series 2006-A1-1A2 3.231%, 02/25/2036(h)	149,407
153,225	Series 2007-A1-4A2 3.454%, 07/25/2035(h)	152,009
160,429	Series 2007-S1-1A2 5.500%, 03/25/2022	165,423
1,103,308	Series 2007-S3-1A97 6.000%, 08/25/2037	973,399
745,190	Series 2008-R2-2A 5.500%, 12/27/2035(c)	663,219
3,256,008	Series 2015-3-A3 3.500%, 05/25/2045(c)(h)	3,313,448
	JPMBB Commercial Mortgage Securities Trust
150,000	Series 2013-C17-E 3.867%, 01/15/2047(c)(h)	107,692
78,000	Series 2015-C27-D 3.984%, 02/15/2048(c)(h)	62,230
	Lehman Mortgage Trust
2,587,268	Series 2006-2-2A3 5.750%, 04/25/2036	2,555,363
	Lehman XS Trust
48	Series 2006-12N-A2A1 1.366%, 08/25/2046(g)	48
216,512	Series 2006-2N-1A1 1.476%, 02/25/2046(g)	176,287
	Ludgate Funding Plc
147,262 (EUR)	Series 2007-1-A2B 0.000%, 01/01/2061(g)	161,355
592,027 (GBP)	Series 2008-W1X-A1 0.939%, 01/01/2061(g)	752,794
	Master Adjustable Rate Mortgages Trust
241,645	Series 2004-7-3A1 2.958%, 07/25/2034(h)	236,056
137,227	Series 2006-2-1A1 3.473%, 04/25/2036(h)	136,213
	Master Alternative Loan Trust
60,512	Series 2003-9-4A1 5.250%, 11/25/2033	62,874
66,738	Series 2004-5-1A1 5.500%, 06/25/2034	68,675
79,989	Series 2004-5-2A1 6.000%, 06/25/2034	83,337
303,460	Series 2004-8-2A1 6.000%, 09/25/2034	324,944

Principal Amount^		Value
	Merrill Lynch Alternative Note Asset Trust
$965,890	Series 2007-AF1-1AF2 5.750%, 05/25/2037	$854,198
	Merrill Lynch Mortgage Investors Trust
30,022	Series 2006-2-2A 3.038%, 05/25/2036(h)	29,266
	Morgan Stanley Bank of America Merrill Lynch Trust
82,000	Series 2015-C20-D 3.071%, 02/15/2048(c)	64,316
1,000,000	Series 2015-C26-E 4.558%, 10/15/2048(c)(h)	688,753
	Morgan Stanley Capital I Trust
285,000	Series 2011-C2-D 5.666%, 06/15/2044(c)(h)	295,960
	Morgan Stanley Mortgage Loan Trust
4,707,040	Series 2005-9AR-2A 3.358%, 12/25/2035(h)	4,335,900
4,027,833	Series 2006-11-2A2 6.000%, 08/25/2036	3,313,524
552,849	Series 2006-7-3A 5.118%, 06/25/2036(h)	491,397
346,845	Series 2007-13-6A1 6.000%, 10/25/2037	296,273
	Morgan Stanley Re-Remic Trust
696,386	Series 2010-R9-3C 6.000%, 11/26/2036(c)(h)	711,959
	Motel 6 Trust
2,195,670	Series 2015-M6MZ-M 8.230%, 02/05/2020(c)	2,228,166
	National City Mortgage Capital Trust
287,254	Series 2008-1-2A1 6.000%, 03/25/2038	300,185
	Newgate Funding
232,100 (EUR)	Series 2007-3X-A2B 0.269%, 12/15/2050(g)	262,583
	Prime Mortgage Trust
1,832,445	Series 2006-DR1-2A1 5.500%, 05/25/2035(c)	1,704,978
	Residential Accredit Loans, Inc.
281,865	Series 2006-QO4-2A1 1.406%, 04/25/2046(g)	255,715
1,592,923	Series 2006-QS10-A9 6.500%, 08/25/2036	1,422,132
952,228	Series 2006-QS14-A18 6.250%, 11/25/2036	811,843
756,267	Series 2006-QS17-A5 6.000%, 12/25/2036	655,790
782,278	Series 2006-QS2-1A4 5.500%, 02/25/2036	690,121
958,135	Series 2006-QS7-A3 6.000%, 06/25/2036	878,226
932,747	Series 2007-QS1-2A10 6.000%, 01/25/2037	813,692
1,414,904	Series 2007-QS3-A1 6.500%, 02/25/2037	1,334,829
3,224,561	Series 2007-QS6-A6 6.250%, 04/25/2037	2,954,137
784,373	Series 2007-QS8-A8 6.000%, 06/25/2037	683,855
2,386,611	Series 2007-QS9-A33 6.500%, 07/25/2037	2,164,780

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (continued)
	Residential Asset Securitization Trust
$232,550	Series 2005-A8CB-A9 5.375%, 07/25/2035	$204,711
406,093	Series 2006-A8-1A1 6.000%, 08/25/2036	363,718
319,924	Series 2007-A1-A8 6.000%, 03/25/2037	214,467
1,202,387	Series 2007-A2-1A2 6.000%, 04/25/2037	1,104,441
661,964	Series 2007-A5-2A5 6.000%, 05/25/2037	587,042
18,354,452	Series 2007-A9-A1 1.766%, 09/25/2037(g)	8,176,572
18,354,452	Series 2007-A9-A2 5.234%, 09/25/2037(g)(l)	5,588,518
	Residential Funding Mortgage Securities I, Inc.
72,915	Series 2006-S1-1A3 5.750%, 01/25/2036	73,404
1,063,313	Series 2006-S4-A5 6.000%, 04/25/2036	1,015,657
	RMAC Plc
71,896 (EUR)	Series 2005-NS3X-A2C 0.030%, 06/12/2043(g)	80,050
	RMAC Securities No 1 Plc
125,810 (EUR)	Series 2006-NS1X-A2C 0.000%, 06/12/2044(g)	139,410
	SCG Trust
200,000	Series 2013-SRP1-A 2.809%, 11/15/2026(c)(g)	198,583
385,000	Series 2013-SRP1-B 3.659%, 11/15/2026(c)(g)	372,667
700,000	Series 2013-SRP1-C 4.409%, 11/15/2026(c)(g)	683,516
100,000	Series 2013-SRP1-D 4.503%, 11/15/2026(c)(g)	94,789
	Sequoia Mortgage Trust
7,000,000	Series 2013-4-A4 2.750%, 04/25/2043(h)	6,496,684
3,084,591	Series 2013-6-A2 3.000%, 05/25/2043(h)	3,054,446
	Stanwich Mortgage Loan Trust
187,491	Series 2011-5-A 4.721%, 09/15/2037(a)(c)(h)	74,638
347,148	Series 2012-2-A 0.000%, 03/15/2047(a)(c)(h)	152,502
	Structured Adjustable Rate Mortgage Loan Trust
162,769	Series 2004-12-7A3 3.350%, 09/25/2034(h)	164,571
138,458	Series 2004-6-1A 3.309%, 06/25/2034(h)	137,355
1,036,105	Series 2005-14-A1 1.526%, 07/25/2035(g)	837,642
588,079	Series 2005-15-1A1 3.387%, 07/25/2035(h)	476,518
854,589	Series 2005-22-3A1 3.718%, 12/25/2035(h)	798,735

Principal Amount^		Value
	Structured Adjustable Rate Mortgage Loan Trust (continued)
$1,955,007	Series 2008-1-A2 3.364%, 10/25/2037(h)	$1,788,675
	Structured Asset Securities Corp. Trust
84,818	Series 2004-20-8A7 5.750%, 11/25/2034	85,993
70,975	Series 2005-1-7A7 5.500%, 02/25/2035	73,318
1,373,434	Series 2005-5-2A2 5.500%, 04/25/2035	1,305,777
12,661,249	Series 2007-4-1A3 5.028%, 03/28/2045(c)(g)(l)	1,954,725
	Towd Point Mortgage Funding Granite1 Plc
300,000 (GBP)	Series 2016-GR1X-B 1.736%, 07/20/2046(g)	393,620
	Washington Mutual Mortgage Pass-Through Certificates Trust
635,005	Series 2005-1-5A1 6.000%, 03/25/2035	641,224
923,607	Series 2006-5-1A5 6.000%, 07/25/2036	809,544
574,686	Series 2006-8-A6 4.536%, 10/25/2036(f)	382,844
4,175,194	Series 2007-5-A3 7.000%, 06/25/2037	2,917,367
	Wells Fargo Alternative Loan Trust
354,538	Series 2007-PA2-3A1 1.566%, 06/25/2037(g)	254,310
522,290	Series 2007-PA2-3A2 5.434%, 06/25/2037(g)(l)	118,239
	Wells Fargo Commercial Mortgage Trust
1,000,000	Series 2015-C30-E 3.250%, 09/15/2058(c)	624,693
	Wells Fargo Mortgage-Backed Securities Trust
182,207	Series 2003-M-A1 2.999%, 12/25/2033(h)	183,966
68,297	Series 2004-O-A1 3.009%, 08/25/2034(h)	69,954
23,881	Series 2005-11-2A3 5.500%, 11/25/2035	24,450
481,028	Series 2005-12-1A5 5.500%, 11/25/2035	493,693
122,853	Series 2005-16-A18 6.000%, 01/25/2036	123,974
73,989	Series 2005-AR10-2A4 3.152%, 05/01/2035(h)	75,781
250,073	Series 2006-AR19-A1 3.028%, 12/25/2036(h)	232,623
826,225	Series 2006-AR2-2A5 3.107%, 03/25/2036(h)	812,354
721,431	Series 2007-3-1A4 6.000%, 04/25/2037	722,717
	WFRBS Commercial Mortgage Trust
500,000	Series 2012-C6-D 5.767%, 04/15/2045(c)(h)	502,104
	Working Cap Solutions FDG LLC
1,500,000	7.711%, 08/27/2017(a)	1,500,000

TOTAL MORTGAGE-BACKED SECURITIES (Cost $336,759,929)		361,097,645

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
MUNICIPAL BONDS: 0.7%

Puerto Rico: 0.7%
	Commonwealth of Puerto Rico
$16,800,000	8.000%, 07/01/2035(d)	$10,248,000
	Puerto Rico Commonwealth Gov’t Employees Retirement System
6,745,000	Series A 6.150%, 07/01/2038	2,698,000
2,300,000	Series C 6.150%, 07/01/2028	920,000

TOTAL MUNICIPAL BONDS (Cost $16,672,064)		13,866,000

Contracts
PURCHASED OPTIONS: 0.1%

COMMON STOCKS: 0.1%
	Alibaba Group Holding Ltd. Call Option
209	Exercise Price $150.00 Expiration Date: August 2017	72,105
	Angie’s List, Inc. Call Option
1,195	Exercise Price $12.50 Expiration Date: August 2017	83,650
	Becton Dickinson And Co. Put Option
10	Exercise Price $175.00 Expiration Date: September 2017	1,150
	Hewlett Packard Enterprise Co. Call Option
738	Exercise Price $18.00 Expiration Date: August 2017	5,535
	Ipath S&P 500 Vix Short-Term F Call Option
6,000	Exercise Price $17.00 Expiration Date: July 2017	144,000
	Ishares China Large-Cap ETF Put Option
6,598	Exercise Price $38.50 Expiration Date: July 2017	112,166
	Kroger Co. (the) Call Option
1,300	Exercise Price $29.00 Expiration Date: October 2017	27,300
	Marriott Vacations Worldwide C Call Option
61	Exercise Price $130.00 Expiration Date: July 2017	4,422
	Mead Johnson Nutrition Co. Put Option
219	Exercise Price $77.50 Expiration Date: August 2017	219
	Monsanto Co. Put Option
152	Exercise Price $105.00 Expiration Date: January 2018	27,208
	Nexstar Media Group, Inc. Call Option
162	Exercise Price $65.00 Expiration Date: July 2017	3,240
	Nxp Semiconductors N.V. Call Option
27	Exercise Price $110.00 Expiration Date: October 2017	4,050

Contracts		Value
	Powershares QQQ Trust Series 1 Put Option
3,541	Exercise Price $138.00 Expiration Date: July 2017	$800,266
	Sinclair Broadcast Group, Inc. Call Option
115	Exercise Price $36.00 Expiration Date: July 2017	2,013
	Time, Inc. Call Option
239	Exercise Price $17.50 Expiration Date: October 2017	5,975
	Vaneck Vectors Semiconductor E Put Option
146	Exercise Price $81.00 Expiration Date: August 2017	34,748
182	Exercise Price $80.00 Expiration Date: August 2017	37,128
	Whole Foods Market, Inc. Call Option
10	Exercise Price $43.00 Expiration Date: August 2017	310

		1,365,485

Notional Amount
CURRENCY OPTIONS: 0.0%
	USD Call/CAD Put Call Option
14,300,000	Exercise Price $1.36 Expiration Date: July 2017	2,245
	USD Call/EUR Put Call Option
8,642,000	Exercise Price $1.05 Expiration Date: July 2017	0
	USD Call/PHP Put Call Option
13,475,000	Exercise Price $51.06 Expiration Date: May 2018	378,055

		380,300

Contracts
EXCHANGE TRADED FUNDS: 0.0%
	SPDR S&P 500 ETF Trust Put Option
902	Exercise Price $239.00 Expiration Date: August 2017	207,460
	SPDR S&P Oil & Gas Exploration Call Option
2,153	Exercise Price $35.00 Expiration Date: December 2017	342,327

		549,787

TOTAL PURCHASED OPTIONS (Cost $3,280,559)		2,295,572

Principal Amount^
SHORT-TERM INVESTMENTS: 16.8%

TREASURY BILLS: 0.6%
	United States Treasury Bill
200,000	0.640%, 09/14/2017(b)	199,736
1,700,000	0.600%, 07/13/2017(b)	1,699,668
8,610,000	0.880%, 11/09/2017	8,583,040

TOTAL TREASURY BILLS (Cost $10,482,444)		10,482,444

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2017 (Unaudited) (Continued)

Principal Amount^		Value
REPURCHASE AGREEMENTS: 16.2%
$300,327,000	FICC, 0.12%, 6/30/17, due 07/03/2017 [collateral: par value $29,940,000, U.S. Treasury Note, 1.125%, due 08/31/2021, value $29,304,537; par value $281,445,000 U.S. Treasury Note, 1.125%, due 02/28/2021; par value $277,070,350]] (proceeds $300,327,000)	$300,327,000

TOTAL REPURCHASE AGREEMENTS (Cost $300,327,000)		300,327,000

TOTAL SHORT-TERM INVESTMENTS (Cost $310,809,444)		310,809,444

TOTAL INVESTMENTS IN SECURITIES (Cost: $1,698,915,261): 96.4%		1,787,246,257

Other Assets in Excess of Liabilities: 3.6%		66,784,129

NET ASSETS: 100.0%		$1,854,030,386

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
CLO	Collateralized Loan Obligation.
CVR	Contingent Value Rights
ETF	Exchange Traded Fund.
GDR	Global Depository Receipt.
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate.
LP	Limited Partnership.
MUTSCALM	Bank of Japan Estimate Unsecured Overnight Call Rate
SONIA	Sterling Over Night Index Average
TIIE	La Tasa de Interbank Equilibrium Interest Rate
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Illiquid securities at June 30, 2017, at which time the aggregate value of these illiquid securities is $16,681,026 or 0.9% of net assets.
(b)	Securities with an aggregate fair value of $188,271,411 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.
(d)	Security is currently in default and/or non-income producing.
(e)	Perpetual Call.
(f)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2017.
(g)	Floating Interest Rate.
(h)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2017.
(i)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to thesettlement date, including coupon rate, which will be adjusted on settlement date.
(j)	When Issued
(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(l)	Interest Only security. Security with a notional or nominal principal amount.
(m)	Principal Only security.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at June 30, 2017 (Unaudited)

Shares		Value
COMMON STOCKS: (9.6)%
(7,866)	Aflac, Inc.	$(611,031)
(148,483)	Alibaba Group Holding Ltd. ADR*	(20,921,255)
(171,034)	Angie’s List, Inc.*	(2,187,525)
(2,895)	Anthem, Inc.	(544,636)
(96,942)	Apache Corp.	(4,646,430)
(122,420)	AT&T, Inc.	(4,618,907)
(403,820)	Atwood Oceanics, Inc.*	(3,291,133)
(21,400)	B&G Foods, Inc.	(761,840)
(18,728)	Becton Dickinson and Co.	(3,654,020)
(3,785)	Boston Properties, Inc.	(465,631)
(81,839)	British American Tobacco Plc ADR	(5,609,245)
(30,564)	Cambrex Corp.*	(1,826,199)
(69,188)	Canadian Imperial Bank of Commerce	(5,615,298)
(19,171)	CareTrust REIT, Inc.	(354,324)
(136,015)	CenturyLink, Inc.	(3,248,038)
(65,837)	CF Industries Holdings, Inc.	(1,840,802)
(24,311)	CGI Group, Inc. Class A*	(1,241,563)
(8,167)	CH Robinson Worldwide, Inc.	(560,910)
(4,979)	Charter Communications, Inc. Class A*	(1,677,176)
(100)	Chelsea Therapeutics International(a)	0
(7,146)	Chemours Co. (The)	(270,976)
(7,419)	Chipotle Mexican Grill, Inc.*	(3,087,046)
(26,607)	Cisco Systems, Inc.	(832,799)
(24,311)	Convergys Corp.	(578,116)
(72,285)	CSX Corp.	(3,943,870)
(6,328)	CVS Health Corp.	(509,151)
(8,195)	Dunkin’ Brands Group, Inc.	(451,708)
(17,034)	DXC Technology Co.	(1,306,848)
(19,839)	Eastman Chemical Co.	(1,666,278)
(22,633)	Empire State Realty Trust, Inc. Class A	(470,087)
(29,982)	Fairfax Financial Holdings Ltd.	(12,979,152)
(32,768)	Gannett Co., Inc.*	(285,737)
(80,587)	Gap, Inc. (The)	(1,772,108)
(1,793)	GATX Corp.	(115,236)
(43,219)	Genpact Ltd.*	(1,202,785)
(2,453)	Greenbrier Cos., Inc. (The)	(113,451)
(31,663)	Heartland Express, Inc.	(659,224)
(86,081)	Helmerich & Payne, Inc.	(4,677,642)
(18,315)	Hexcel Corp.	(966,849)
(75,632)	Infosys Ltd. ADR	(1,135,993)
(171,691)	Intel Corp.	(5,792,854)
(5,269)	International Business Machines Corp.	(810,530)
(12,951)	International Flavors & Fragrances, Inc.	(1,748,385)
(6,825)	JB Hunt Transport Services, Inc.	(623,668)
(47,182)	Kohl’s Corp.	(1,824,528)
(35,139)	L Brands, Inc.	(1,893,641)
(7,272)	Landstar System, Inc.	(622,483)
(4,663)	Lincoln National Corp.	(315,125)
(17,183)	LogMeIn, Inc.	(1,795,623)
(6,883)	LTC Properties, Inc.	(353,871)
(13,674)	Marriott Vacations Worldwide Corp.	(1,610,113)
(3,141)	McDonald’s Corp.	(481,076)
(8,022)	Merck KGaA	(968,153)
(5,926)	Meredith Corp.	(352,301)
(54,647)	Michael Kors Holdings Ltd.*	(1,980,954)
(4,497)	National Health Investors, Inc.	(354,755)
(20,451)	New Media Investment Group, Inc.	(275,679)
(24,982)	New York Times Co. (The) Class A	(442,181)
(26,492)	News Corp. Class B	(374,862)
(28,963)	Nexstar Media Group, Inc. Class A	(1,731,987)
(43,377)	Nordstrom, Inc.	(2,074,722)
(85,792)	Occidental Petroleum Corp.	(5,136,367)

Shares		Value
(31,004)	Olin Corp.	$(938,801)
(10,743)	Omega Healthcare Investors, Inc.	(353,675)
(29,873)	Pacific Continental Corp.	(763,255)
(28,924)	Paramount Group, Inc.	(462,784)
(5,400)	Pennsylvania Real Estate Investment Trust	(61,128)
(2,000)	Pitney Bowes, Inc.	(30,200)
(5,849)	Prudential Financial, Inc.	(632,511)
(53,082)	Quality Care Properties, Inc.*	(971,931)
(85,360)	Rite Aid Corp.*	(232,558)
(21,566)	Sensient Technologies Corp.	(1,736,710)
(59,740)	Sinclair Broadcast Group, Inc. Class A	(1,965,446)
(4,411)	SL Green Realty Corp.	(466,684)
(16,343)	Sonic Corp.	(432,926)
(7,728)	Swatch Group AG (The)	(2,855,413)
(18,908)	Sykes Enterprises, Inc.*	(633,985)
(36,652)	Symantec Corp.	(1,035,419)
(90,928)	Synchronoss Technologies, Inc.*	(1,495,766)
(32,877)	Target Corp.	(1,719,138)
(340,300)	Tencent Holdings Ltd.	(12,171,632)
(13,529)	Tronox Ltd. Class A	(204,558)
(8,912)	UnitedHealth Group, Inc.	(1,652,463)
(13,420)	Unum Group	(625,775)
(649,891)	Vale S.A. ADR	(5,686,546)
(26,301)	Valeant Pharmaceuticals International, Inc.*	(449,316)
(100)	VCA, Inc.*	(9,231)
(63,375)	Versum Materials, Inc.*	(2,059,687)
(4,230)	Voya Financial, Inc.	(156,045)
(14,487)	Washington Real Estate Investment Trust	(462,135)
(28,272)	Wendy’s Co. (The)	(438,499)
(23,719)	Werner Enterprises, Inc.	(696,153)
(100)	Whole Foods Market, Inc.	(4,211)
(11,524)	WW Grainger, Inc.	(2,080,428)
(86,210)	Xcerra Corp.*	(842,272)
(140,500)	Yahoo Japan Corp.	(611,277)
(6,692)	Yum! Brands, Inc.	(493,602)

TOTAL COMMON STOCKS (Proceeds $169,149,609)		(177,697,037)

EXCHANGE-TRADED FUNDS: (0.8)%
(19,600)	iShares Russell 2000 ETF	(2,762,032)
(93,836)	Materials Select Sector SPDR Fund	(5,049,315)
(22,822)	SPDR S&P Regional Banking ETF	(1,254,069)
(20,696)	Utilities Select Sector SPDR Fund	(1,075,364)
(69,480)	VanEck Vectors Semiconductor ETF	(5,687,633)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $15,265,923)		(15,828,413)

Principal Amount^
CORPORATE BONDS: (0.2)%
	Intelsat Luxembourg S.A.
(2,551,000)	7.750%, 06/01/2021	(1,415,805)
	L Brands, Inc.
(2,200,000)	5.625%, 02/15/2022	(2,365,000)

TOTAL CORPORATE BONDS (Proceeds $3,739,972)		(3,780,805)

TOTAL SECURITIES SOLD SHORT (Proceeds $188,155,504)		$(197,306,255)

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at June 30, 2017 (Unaudited)

Description	Number of Contracts Purchased / (Sold)	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
CBOE Volatility Index	80	$1,014,000	8/16/2017	$(110,216)
Euro-Bund	(2)	(369,468)	9/07/2017	6,827
Eurodollars 3 Month	(870)	(213,465,375)	3/18/2019	(428,111)
S&P500 E Mini Index	(127)	(15,372,715)	9/15/2017	33,984

	(919)	$(228,193,558)		$(497,516)

SCHEDULE OF SWAPS at June 30, 2017 (Unaudited)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Fair Value
Notional Amount(1)	Maturity Date	Payment Received	Payment Made	Upfront Payment Made (Received)	Unrealized Appreciation/ (Depreciation)*
$5,205,600	7/18/2026	3 Month LIBOR	1.410%	$—	$361,926

*	There are no upfront payments on the swap contract(s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their fair value.
(1)	Notional amounts are denominated in foreign currency.

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Fair Value
Counterparty	Notional Amount(1)	Maturity Date	Payment Received	Payment Made	Upfront Payment Made (Received)	Unrealized Appreciation/ (Depreciation)*
Bank of America N.A.	ZAR 2,000,000	5/08/2025	3 month JIBAR	7.950%	$—	$(1,181)
Bank of America N.A.	MXN 89,649,000	7/03/2026	6.130%	Mexico Interbank TIIE 28 Days	—	(325,245)
Barclays Bank plc	ZAR 72,000,000	5/05/2025	3 month JIBAR	7.950%	—	(42,813)
Deutsche Bank AG	MXN 28,200,000	7/03/2026	6.135%	Mexico Interbank TIIE 28 Days	—	(101,767)

					$—	$(471,006)

*	There are no upfront payments on the swap contract(s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their fair value.
(1)	Notional amounts are denominated in foreign currency.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2017	Notional Amount	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX High Yield 500 Series 28 5.000%, 6/20/2022 (Buy Protection)	6/20/2022	(5.000%)	3.391%	$(6,600,000)	$(454,393)	$(419,760)	$(34,633)

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2017 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.
(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the Market CDX High Yield 500 Series 28 Index.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS
Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2017	Notional Amount(1)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Turkey Government International Bond 11.875%, 01/15/2030 (Buy Protection)	6/20/2022	Bank of America N.A.	(1.000%)	1.925%	$ (2,975,000)	$126,988	$197,990	$(71,002)
Enel SpA 4.750%, 06/12/2018 (Buy Protection)	6/20/2022	Barclays Bank plc	(1.000%)	0.697%	EUR (3,200,000)	(54,663)	22,876	(77,539)
Intesa Sanpaolo SpA 0.000%, 03/03/2017 (Buy Protection)	6/20/2022	Barclays Bank plc	(1.000%)	0.898%	(3,200,000)	(18,293)	89,519	(107,812)
CDX Emerging Markets 100 Series 27 1.000%, 6/20/2022 (Buy Protection)	6/20/2022	Deutsche Bank Securities, Inc.	(1.000%)	2.018%	$ (1,950,000)	89,464	108,615	(19,151)
China Government International Bond 7.500%, 10/28/2027 (Buy Protection)	6/20/2022	Morgan Stanley Capital Services, Inc.	(1.000%)	0.699%	(1,550,000)	(22,021)	(9,435)	(12,586)
Korea International Bond 7.125%, 04/16/2019 (Buy Protection)	6/20/2022	Morgan Stanley Capital Services, Inc.	(1.000%)	0.531%	(4,530,000)	(100,807)	(107,518)	6,711
Markit iTraxx Asia ex-Japan Investment Grade Index Series 27 1.000%, 6/20/2021 (Buy Protection)	6/20/2022	Morgan Stanley Capital Services, Inc.	(1.000%)	0.870%	(3,335,000)	(20,187)	(2,425)	(17,762)

						$481	$299,622	$(299,141)

(1)	Notional amounts are denominated in foreign currency.

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2017 (Unaudited) (Continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS
Referenced Obligation(1)	Maturity Date	Counterparty	Floating Rate Index(2)	Floating Rate Spread(2)	Notional Amount(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)*
Sky Plc GBP	9/12/2017	Goldman Sachs International	1-Month GBP SONIA	(0.450)%	GBP	(1,648,976)	$—	$—	$—
Hitachi, Ltd. JPY	9/3/2018	Morgan Stanley & Co.	MUTSCALM 1D	(0.400)%	JPY	(182,172,645)	382,658	—	382,658
Imagination Technologies Group GBP	6/22/2018	Morgan Stanley & Co.	1-Month GBP SONIA	(0.500)%	GBP	(856,996)	(33,789)	—	(33,789)
JBS S.A. USD	5/2/2018	Morgan Stanley & Co.	FED Effective-ID	(0.550)%	$	(2,335,321)	(906,265)	—	(906,265)
Komatsu Limited JPY	9/3/2018	Morgan Stanley & Co.	MUTSCALM 1D	(0.400)%	JPY	(189,640,730)	259,768	—	259,768
Micro Focus International plc GBP	9/12/2017	Morgan Stanley & Co.	1-Month GBP SONIA	(0.400)%	GBP	377,565	43,518	—	43,518
Micro Focus International plc GBP	9/12/2017	Morgan Stanley & Co.	1-Month GBP SONIA	(0.400)%	GBP	(377,565)	—	—	—
Mitsubishi Heavy Industries, Ltd. JPY	9/3/2018	Morgan Stanley & Co.	MUTSCALM 1D	(0.400)%	JPY	(188,979,871)	(42,642)	—	(42,642)
Sky Plc GBP	9/12/2017	Morgan Stanley & Co.	1-Month GBP SONIA	(0.450)%	GBP	(1,388,588)	10,192	—	10,192
Taisei Corporation JPY	9/3/2018	Morgan Stanley & Co.	MUTSCALM 1D	(0.400)%	JPY	(203,981,083)	571,710	—	571,710

							$285,150	$—	$285,150

*	There are no upfront payments on the swap contract(s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their fair value.
(1)	The Fund receives payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
(2)	During the period, the Fund received periodic payments of $293,129 and made periodic payments of $901,191.
(3)	Notional amounts are denominated in foreign currency.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at June 30, 2017 (Unaudited)

Contracts		Value
COMMON STOCKS: (0.0)%
	Apple, Inc. Call Option
(55)	Exercise Price $165.00 Expiration Date: July 2017	$(330)
	Becton Dickinson And Co. Call Option
(10)	Exercise Price $185.00 Expiration Date: September 2017	(12,990)
	Centurylink, Inc. Call Option
(251)	Exercise Price $25.00 Expiration Date: July 2017	(5,020)
	Conduent, Inc. Call Option
(80)	Exercise Price $17.50 Expiration Date: July 2017	(800)
	Dxc Technology Co. Put Option
(37)	Exercise Price $70.00 Expiration Date: July 2017	(462)
	Hewlett Packard Enterprise Co. Put Option
(738)	Exercise Price $17.00 Expiration Date: July 2017	(36,900)
	Nexstar Media Group, Inc. Call Option
(269)	Exercise Price $70.00 Expiration Date: July 2017	(2,690)
	Nxp Semiconductors N.V. Call Option
(204)	Exercise Price $110.00 Expiration Date: July 2017	(7,140)
(54)	Exercise Price $115.00 Expiration Date: October 2017	(1,890)
	Nxp Semiconductors N.V. Put Option
(98)	Exercise Price $110.00 Expiration Date: July 2017	(8,820)
(115)	Exercise Price $105.00 Expiration Date: July 2017	(4,025)
	Oracle Corp. Call Option
(170)	Exercise Price $48.00 Expiration Date: July 2017	(38,930)
	Pandora Media, Inc. Put Option
(213)	Exercise Price $8.00 Expiration Date: July 2017	(2,130)
	Pfizer, Inc. Call Option
(156)	Exercise Price $36.00 Expiration Date: July 2017	(312)
	Sinclair Broadcast Group, Inc. Call Option
(565)	Exercise Price $38.00 Expiration Date: July 2017	(2,825)
	Synchronoss Technologies, Inc. Call Option
(349)	Exercise Price $17.50 Expiration Date: July 2017	(12,215)
	Synchronoss Technologies, Inc. Put Option
(349)	Exercise Price $15.00 Expiration Date: July 2017	(13,960)
	Time Warner, Inc. Call Option
(478)	Exercise Price $100.00 Expiration Date: July 2017	(45,410)
(90)	Exercise Price $99.50 Expiration Date: July 2017	(10,845)
(119)	Exercise Price $101.00 Expiration Date: July 2017	(5,950)
	Time Warner, Inc. Put Option
(239)	Exercise Price $99.50 Expiration Date: July 2017	(11,950)

Contracts		Value
	Time Warner, Inc. Put Option (continued)
(70)	Exercise Price $99.00 Expiration Date: July 2017	$(5,495)
(52)	Exercise Price $98.50 Expiration Date: July 2017	(3,328)
(39)	Exercise Price $97.50 Expiration Date: July 2017	(1,619)
(6)	Exercise Price $98.00 Expiration Date: July 2017	(306)
	Vaneck Vectors Semiconductor E Call Option
(146)	Exercise Price $86.00 Expiration Date: July 2017	(5,256)
(73)	Exercise Price $85.00 Expiration Date: July 2017	(4,380)
(126)	Exercise Price $88.00 Expiration Date: July 2017	(1,008)
	Vca, Inc. Call Option
(29)	Exercise Price $90.00 Expiration Date: July 2017	(7,395)
	Whole Foods Market, Inc. Call Option
(175)	Exercise Price $42.00 Expiration Date: August 2017	(7,875)
(226)	Exercise Price $43.00 Expiration Date: August 2017	(7,006)
(35)	Exercise Price $43.00 Expiration Date: July 2017	(1,120)
(35)	Exercise Price $44.00 Expiration Date: July 2017	(700)
	Whole Foods Market, Inc. Put Option
(343)	Exercise Price $42.00 Expiration Date: August 2017	(6,174)
(70)	Exercise Price $42.00 Expiration Date: July 2017	(910)
(16)	Exercise Price $41.00 Expiration Date: August 2017	(128)

		(278,294)

EXCHANGE TRADED FUNDS: (0.0%)
	Financial Select Sector SPDR F Call Option
(457)	Exercise Price $25.00 Expiration Date: July 2017	(9,140)

TOTAL WRITTEN OPTIONS (Premiums Received $367,269)		$(287,434)

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at June 30, 2017 (Unaudited) (Continued)

The premium amount and the number of option contracts written during the six month ended June 30, 2017, were as follows:

	Premium Amount	Number of Contracts
Options outstanding at December 31, 2016	$506,271	4,677
Options Written	4,317,771	54,181
Options Closed	(3,609,461)	(39,364)
Options Exercised	(74,302)	(1,017)
Options Expired	(773,010)	(11,940)

Options outstanding at June 30, 2017	$367,269	6,537

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2017 (Unaudited)

At June 30, 2017, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2017	Fund Delivering	U.S. $ Value at June 30, 2017	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	7/12/2017	HUF	$6,914,559	USD	$6,825,494	$89,065	$—
	7/12/2017	USD	6,829,211	EUR	6,935,586	—	(106,375)
	7/17/2017	USD	1,369,451	BRL	1,372,657	—	(3,206)
	7/19/2017	USD	654,421	MXN	656,860	—	(2,439)
	7/31/2017	USD	13,813,626	EUR	13,884,574	—	(70,948)
	8/11/2017	USD	502,501	EUR	525,967	—	(23,466)
	8/11/2017	USD	600,528	EUR	628,874	—	(28,346)
	9/8/2017	USD	2,294,649	GBP	2,311,357	—	(16,708)
	9/19/2017	CNY	7,341,169	USD	7,091,394	249,775	—
	9/19/2017	USD	7,282,791	CNY	7,341,169	—	(58,378)
	5/21/2018	PHP	13,020,792	USD	13,081,747	—	(60,955)
Credit Suisse International	7/24/2017	USD	4,313,453	IDR	4,309,155	4,298	—
	7/31/2017	USD	2,159,054	COP	2,145,128	13,926	—
Deutsche Bank AG	7/17/2017	USD	1,832,529	GBP	1,869,545	—	(37,016)
	7/19/2017	USD	618,758	EUR	632,705	—	(13,947)
	7/26/2017	USD	1,696,669	EUR	1,734,274	—	(37,605)
Goldman Sachs & Co.	7/20/2017	CAD	6,880,567	USD	6,748,918	131,649	—
	7/20/2017	USD	6,629,719	CAD	6,880,567	—	(250,848)
	9/15/2017	CAD	13,150,978	USD	12,918,421	232,557	—
	9/15/2017	CAD	1,643,584	USD	1,606,738	36,846	—
	9/15/2017	CAD	7,789	USD	7,801	—	(12)
	9/15/2017	EUR	463,366	USD	454,875	8,491	—
	9/15/2017	EUR	456,148	USD	447,774	8,374	—
	9/15/2017	EUR	25,775	USD	25,176	599	—
	9/15/2017	EUR	16,953	USD	16,541	412	—
	9/15/2017	EUR	15,006	USD	14,667	339	—
	9/15/2017	EUR	15,808	USD	15,839	—	(31)
	9/15/2017	EUR	50,518	USD	50,550	—	(32)
	9/15/2017	USD	23,052	CAD	23,135	—	(83)
	9/15/2017	USD	7,475	CAD	7,635	—	(160)
	9/15/2017	USD	18,450	CAD	18,816	—	(366)
	9/15/2017	USD	15,019,974	CAD	15,303,685	—	(283,711)
	9/15/2017	USD	41,467	CHF	41,509	—	(42)
	9/15/2017	USD	36,785	CHF	37,421	—	(636)
	9/15/2017	USD	58,170	CHF	58,909	—	(739)
	9/15/2017	USD	2,687,322	CHF	2,709,186	—	(21,864)
	9/15/2017	USD	13,884	EUR	13,975	—	(91)
	9/15/2017	USD	21,530	EUR	21,880	—	(350)
	9/15/2017	USD	130,921	EUR	131,277	—	(356)
	9/15/2017	USD	1,636,295	EUR	1,663,991	—	(27,696)
	9/15/2017	USD	1,219,738	GBP	1,245,154	—	(25,416)
Morgan Stanley & Co.	7/3/2017	MXN	4,484,060	USD	4,340,550	143,510	—
	7/3/2017	PLN	13,922,087	USD	13,905,955	16,132	—
	7/3/2017	TRY	4,363,894	USD	4,300,382	63,512	—
	7/3/2017	USD	4,504,958	MXN	4,484,061	20,897	—
	7/3/2017	USD	964,027	PLN	972,563	—	(8,536)
	7/3/2017	USD	12,915,725	PLN	12,949,524	—	(33,799)
	7/3/2017	USD	4,360,548	TRY	4,363,895	—	(3,347)
	7/3/2017	USD	4,333,759	ZAR	4,387,516	—	(53,757)
	7/3/2017	ZAR	4,387,516	USD	4,425,890	—	(38,374)

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2017 (Unaudited) (Continued)

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2017	Fund Delivering	U.S. $ Value at June 30, 2017	Unrealized Appreciation	Unrealized Depreciation
	7/6/2017	BRL	$449,087	USD	$466,541	$—	$(17,454)
	7/6/2017	USD	3,073,150	BRL	3,220,727	—	(147,577)
	7/12/2017	USD	387,812	GBP	389,970	—	(2,158)
	7/19/2017	SEK	6,848,076	USD	6,613,773	234,303	—
	7/31/2017	NOK	6,609,378	USD	6,537,387	71,991	—
	8/3/2017	MXN	4,463,499	USD	4,483,131	—	(19,632)
	8/3/2017	TRY	4,325,954	USD	4,322,604	3,350	—
	8/3/2017	USD	13,903,520	PLN	13,920,074	—	(16,554)
	8/3/2017	USD	4,402,559	ZAR	4,365,890	36,669	—
	8/24/2017	TRY	4,397,237	USD	4,265,235	132,002	—
	8/24/2017	USD	4,096,831	RUB	3,984,145	112,686	—
	9/19/2017	CNY	528,564	USD	510,276	18,288	—
	9/19/2017	USD	525,126	CNY	528,564	—	(3,438)
	9/22/2017	USD	4,568,893	ZAR	4,573,683	—	(4,790)
UBS AG	9/13/2017	USD	275,684	EUR	280,623	—	(4,939)
	9/13/2017	USD	307,976	EUR	314,985	—	(7,009)
	9/13/2017	USD	546,057	EUR	555,519	—	(9,462)

			$235,461,412		$235,274,389	$1,629,671	$(1,442,648)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period* (1/1/17 to 6/30/17)	Expenses Ratio During Period* (1/1/17 to 6/30/17)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,078.70	$6.08	1.18%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$1,077.30	$7.37	1.43%
Litman Gregory Masters Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.95	$5.91	1.18%
Litman Gregory Masters Equity Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,017.71	$7.15	1.43%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$1,148.30	$5.49	1.03%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$1,147.10	$6.71	1.26%
Litman Gregory Masters International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.69	$5.16	1.03%
Litman Gregory Masters International Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.55	$6.31	1.26%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$1,034.80	$6.91	1.37%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.01	$6.85	1.37%
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,024.40	$8.28	1.65%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$1,022.10	$9.53	1.90%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,016.62	$8.25	1.65%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,015.38	$9.49	1.90%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

70	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2017 – (Unaudited)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
ASSETS:
Investments in securities at cost	$201,715,713	$562,352,719	$24,753,104	$1,398,588,261
Repurchase agreements at cost	23,474,000	13,950,000	5,409,000	300,327,000

Total investments at cost	$225,189,713	$576,302,719	$30,162,104	$1,698,915,261

Investments in securities at value	$299,318,224	$658,194,913	$27,902,473	$1,486,919,257
Repurchase agreements at value	23,474,000	13,950,000	5,409,000	300,327,000

Total investments at value	$322,792,224	$672,144,913	$33,311,473	$1,787,246,257

Cash	23,222	7,251,525	1,860	3,464,599
Cash, denominated in foreign currency (cost of $0, $1,578,848, $0 and $1,453,102, respectively)	—	1,579,383	—	1,418,924
Deposits at brokers and custodian for securities sold short, futures, options and swaps	—	—	—	188,052,816
Receivables:
Securities sold	254,350	2,810,673	82,966	115,323,551
Dividends and interest	97,580	526,566	4,199	6,793,544
Fund shares sold	88,381	929,708	5,350	8,194,290
Foreign tax reclaims	46,088	2,071,734	—	55,702
Variation margin	—	—	—	76,431
Other Receivables	—	—	—	17,074
Line of credit interest	—	495	—	—
Net swap premiums paid	—	—	—	299,622
Unrealized gain on forward foreign currency exchange contracts	—	145,457	—	1,629,671
Unrealized gain on swaps	—	—	—	1,274,557
Prepaid expenses	21,954	26,293	16,049	34,796

Total Assets	323,323,799	687,486,747	33,421,897	2,113,881,834

LIABILITIES:
Written options (premium received, $0, $0, $0 and $367,269, respectively)	—	—	—	287,434
Securities sold short (proceeds, $0, $0, $0 and $188,155,504, respectively)	—	—	—	197,306,255
Deposits received from brokers and custodian for securities sold short, futures, options and swaps	—	—	—	287,091
Payables:
Advisory fees	260,515	488,403	19,495	1,975,304
Securities purchased	332,398	4,587,579	302,442	48,706,047
Fund shares redeemed	74,791	2,542,842	28,224	4,612,718
Foreign taxes withheld	2,603	23,930	—	22,931
Trustees fees	1,125	4,424	976	—
Professional fees	8,470	17,953	6,185	9,526
Distributions payable	—	—	—	1,888,391
Line of credit interest	—	—	—	541
Dividend and interest on swaps	—	—	—	116,113
Short dividend	—	—	—	320,075
Chief Compliance Officer fees	7,354	7,354	7,354	7,354
Unrealized loss on forward foreign currency exchange contracts	—	2,100,772	—	1,442,648
Unrealized loss on swaps	—	—	—	1,759,554
Distribution fees payable for investor class (see Note 4)	18	3,643	—	41,426
Accrued other expenses	263,399	1,060,620	70,071	1,068,040

Total Liabilities	950,673	10,837,520	434,747	259,851,448

Commitments and Contingencies (See Note 8)
NET ASSETS	$322,373,126	$676,649,227	$32,987,150	$1,854,030,386

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	71

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2017 – (Unaudited) (Continued)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Institutional Class:
Net Assets	$322,286,017	$660,180,376	$32,987,150	$1,652,097,195
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	17,555,726	38,928,947	1,539,286	142,639,257
Net asset value, offering price and redemption price per share	$18.36	$16.96	$21.43	$11.58

Investor Class:
Net Assets	$87,109	$16,468,851	$—	$201,933,191
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	4,807	978,064	—	17,415,980
Net asset value, offering price and redemption price per share	$18.12	$16.84	$—	$11.59

COMPONENTS OF NET ASSETS
Paid-in capital	$207,970,339	$764,483,972	$49,643,416	$1,804,415,275
Undistributed net investment income (loss)	(54,177)	24,266,477	(38,716)	189,607
Accumulated net realized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	16,853,772	(205,968,844)	(19,766,919)	(29,348,471)
Net unrealized appreciation/depreciation on:
Investments, excluding purchased options	97,602,511	95,842,194	3,149,369	89,315,983
Purchased options	—	—	—	(984,987)
Short sales	—	—	—	(9,150,751)
Written options	—	—	—	79,835
Forward foreign currency exchange contracts	—	(1,955,315)	—	187,023
Foreign currency transactions	681	(19,257)	—	(17,908)
Futures	—	—	—	(497,516)
Swaps	—	—	—	(157,704)

Net assets	$322,373,126	$676,649,227	$32,987,150	$1,854,030,386

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2017 – (Unaudited)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $43,523, $983,678, $11,880 and $101,976, respectively)	$1,810,541	$10,280,411	$196,909	$5,316,188
Interest	11,508	4,522	2,416	27,183,155

Total income	1,822,049	10,284,933	199,325	32,499,343

Expenses
Advisory fees	1,753,723	3,701,554	197,419	11,890,873
Transfer agent fees	91,684	227,263	26,795	413,064
Fund accounting fees	53,247	50,256	18,770	99,646
Administration fees	31,454	111,548	3,712	117,753
Professional fees	18,839	36,946	7,781	85,018
Trustee fees	36,636	49,650	28,915	68,008
Custody fees	15,950	249,418	3,151	218,841
Reports to shareholders	18,015	42,125	6,107	44,112
Registration expense	17,442	17,181	9,768	29,447
Miscellaneous	1,205	4,413	338	3,949
Insurance expense	5,118	14,004	588	22,303
Dividend & interest expense	2,598	10,166	109	1,798,570
Chief Compliance Officer fees	7,354	7,354	7,354	7,354
Distribution fees for investor class (see Note 4)	116	44,076	—	235,644

Total expenses	2,053,381	4,565,954	310,807	15,034,582
Less: fees waived (see Note 3)	(177,155)	(1,069,304)	(72,766)	(753,639)

Net expenses	1,876,226	3,496,650	238,041	14,280,943

Net investment income (loss)	(54,177)	6,788,283	(38,716)	18,218,400

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, excluding purchased options	11,875,567	35,971,304	2,637,249	27,749,102
Purchased options	—	—	—	(2,977,566)
Short sales	—	—	—	(11,708,558)
Written options	—	—	—	572,678
Forward foreign currency exchange contracts	—	206,205	—	(1,216,395)
Foreign currency transactions	(48)	(222,010)	—	88,026
Futures	—	—	—	(2,271,363)
Swap contracts	—	—	—	(1,466,262)

Net realized gain (loss)	11,875,519	35,955,499	2,637,249	8,769,662

Net change in unrealized appreciation/depreciation on:
Investments, excluding purchased options	12,401,539	55,452,588	(1,456,189)	21,171,301
Purchased options	—	—	—	(706,654)
Short sales	—	—	—	(5,810,400)
Written options	—	—	—	86,515
Forward foreign currency exchange contracts	—	(4,296,336)	—	(644,948)
Foreign currency transactions	2,478	124,947	—	(2,817)
Futures	—	—	—	(537,963)
Swap contracts	—	—	—	(294,883)

Net change in unrealized appreciation/depreciation	12,404,017	51,281,199	(1,456,189)	13,260,151

Net realized and unrealized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	24,279,536	87,236,698	1,181,060	22,029,813

Net increase in net assets resulting from operations	$24,225,359	$94,024,981	$1,142,344	$40,248,213

The accompanying notes are an integral part of these financial statements.

Statements of Operations	73

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Unaudited)

	Equity Fund		International Fund
	Six Months Ended June 30, 2017#	Year Ended December 31, 2016	Six Months Ended June 30, 2017#	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(54,177)	$2,428,114	$6,788,283	$14,258,791
Net realized gain (loss) on investments and foreign currency transactions	11,875,519	21,240,377	35,955,499	(78,173,449)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	12,404,017	11,321,994	51,281,199	(4,936,294)

Net increase (decrease) in net assets resulting from operations	24,225,359	34,990,485	94,024,981	(68,850,952)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(2,538,045)	—	(25,600,341)
Investor Class	—	(554)	—	(3,213,383)
From net realized gain
Institutional Class	—	(15,347,498)	—	—
Investor Class	—	(4,899)	—	—

Total distributions	—	(17,890,996)	—	(28,813,724)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	5,165,588	13,982,663	35,665,525	79,377,038
Investor Class	4,070	46,410	563,493	3,976,255
Reinvested distributions
Institutional Class	—	17,469,702	—	17,298,724
Investor Class	—	4,995	—	3,212,529
Payment for shares redeemed
Institutional Class	(20,602,973)	(56,231,712)	(85,276,799)	(415,702,993)
Investor Class	(23,650)	(78,086)	(74,557,412)	(150,610,422)

Net decrease in net assets from capital share transactions	(15,456,965)	(24,806,028)	(123,605,193)	(462,448,869)

Total increase (decrease) in net assets	8,768,394	(7,706,539)	(29,580,212)	(560,113,545)
NET ASSETS:
Beginning of period	313,604,732	321,311,271	706,229,439	1,266,342,984

End of period	$322,373,126	$313,604,732	$676,649,227	$706,229,439

Undistributed net investment income (loss)	$(54,177)	$—	$24,266,477	$17,478,194

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	287,056	873,408	2,173,374	5,259,120
Reinvested distributions	—	1,013,324	—	1,177,585
Redeemed	(1,151,137)	(3,437,386)	(5,321,652)	(27,647,286)

Net decrease from capital share transactions	(864,081)	(1,550,654)	(3,148,278)	(21,210,581)

Investor Class:
Sold	235	2,617	35,901	278,546
Reinvested distributions	—	293	—	219,886
Redeemed	(1,341)	(4,701)	(4,839,575)	(10,026,634)

Net decrease from capital share transactions	(1,106)	(1,791)	(4,803,674)	(9,528,202)

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Unaudited) (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Six Months Ended June 30, 2017#	Year Ended December 31, 2016	Six Months Ended June 30, 2017#	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(38,716)	$(23,188)	$18,218,400	$37,512,837
Net realized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	2,637,249	(605,824)	8,769,662	(646,723)
Net change in unrealized appreciation/depreciation on investments, short sales, written options, foreign currency transactions, futures and swap contracts	(1,456,189)	6,831,439	13,260,151	54,220,355

Net increase in net assets resulting from operations	1,142,344	6,202,427	40,248,213	91,086,469

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(20,358,713)	(31,512,285)
Investor Class	—	—	(2,216,487)	(4,017,295)

Total distributions	—	—	(22,575,200)	(35,529,580)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	326,762	1,062,942	427,433,492	548,997,732
Investor Class	—	—	54,922,982	66,673,654
Reinvested distributions
Institutional Class	—	—	16,327,709	27,086,368
Investor Class	—	—	2,200,755	3,988,728
Payment for shares redeemed
Institutional Class	(5,729,295)	(10,989,734)	(176,189,056)	(432,825,424)
Investor Class	—	—	(37,027,361)	(88,240,820)

Net increase (decrease) in net assets from capital share transactions	(5,402,533)	(9,926,792)	287,668,521	125,680,238

Total increase (decrease) in net assets	(4,260,189)	(3,724,365)	305,341,534	181,237,127
NET ASSETS:
Beginning of period	37,247,339	40,971,704	1,548,688,852	1,367,451,725

End of period	$32,987,150	$37,247,339	$1,854,030,386	$1,548,688,852

Undistributed net investment income (loss)	$(38,716)	$—	$189,607	$4,546,407

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	15,583	59,758	36,947,115	49,018,436
Reinvested distributions	—	—	1,414,634	2,431,395
Redeemed	(274,447)	(612,559)	(15,242,989)	(38,977,152)

Net increase (decrease) from capital share transactions	(258,864)	(552,801)	23,118,760	12,472,679

Investor Class:
Sold	—	—	4,744,749	5,954,681
Reinvested distributions	—	—	190,514	358,206
Redeemed	—	—	(3,199,463)	(7,954,817)

Net increase (decrease) from capital share transactions	—	—	1,735,800	(1,641,930)

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	75

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,
	2017#		2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.02		$16.08	$18.01	$17.98	$13.88	$12.43

Income from investment operations:
Net investment income (loss)	—	[1]	0.13 [1]	0.07 [1]	(0.01)[1]	(0.04)	0.01

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.34		1.81	(0.41)	2.02	4.88	1.70

Total income (loss) from investment operations	1.34		1.94	(0.34)	2.01	4.84	1.71

Less distributions:
From net investment income	—		(0.14)	(0.06)	—	—	(0.01)

From net realized gains	—		(0.86)	(1.53)	(1.98)	(0.74)	(0.25)

Total distributions	—		(1.00)	(1.59)	(1.98)	(0.74)	(0.26)

Redemption fee proceeds	—		—	—	— ^	— ^	— ^

Net asset value, end of period	$18.36		$17.02	$16.08	$18.01	$17.98	$13.88

Total return	7.87	%+	11.98%	(1.87)%	11.07%	35.14%	13.78%

Ratios/supplemental data:
Net assets, end of period (millions)	$322.3		$313.5	$321.2	$419.6	$420.2	$274.4

Ratios of total expenses to average net assets:
Before fees waived	1.29	%*,2	1.27%[2]	1.28%[2]	1.27%	1.30%	1.30%

After fees waived	1.18	%*,2	1.17%[2]	1.18%[2]	1.17%	1.23%	1.28%[3]

Ratio of net investment income (loss) to average net assets	(0.03	)%*,2	0.78%[2]	0.37%[2]	(0.03)%	(0.27)%	0.09%

Portfolio turnover rate	13.89	%+,4	26.98%[4]	33.94%[4]	52.70%[4]	113.28%[4]	74.03%[4]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Ratio excludes $4,621 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,
	2017#		2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.82		$15.90	$17.83	$17.87	$13.79	$12.37

Income from investment operations:
Net investment income (loss)	(0.02)[1]		0.08 [1]	0.02 [1]	(0.05)[1]	(0.11)	(0.16)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.32		1.80	(0.39)	1.99	4.93	1.83

Total income (loss) from investment operations	1.30		1.88	(0.37)	1.94	4.82	1.67

Less distributions:
From net investment income	—		(0.10)	(0.03)	—	—	—

From net realized gains	—		(0.86)	(1.53)	(1.98)	(0.74)	(0.25)

Total distributions	—		(0.96)	(1.56)	(1.98)	(0.74)	(0.25)

Redemption fee proceeds	—		—	—	—	—	—

Net asset value, end of period	$18.12		$16.82	$15.90	$17.83	$17.87	$13.79

Total return	7.73	%+	11.72%	(2.08)%	10.75%	35.22%	13.51%

Ratios/supplemental data:
Net assets, end of period (thousands)	$87.1		$99.5	$122.5	$76.7	$91.7	$86.0

Ratios of total expenses to average net assets:
Before fees waived	1.54	%*,2	1.51%[2]	1.53%[2]	1.52%	1.55%	1.55%

After fees waived	1.43	%*,2	1.42%[2]	1.43%[2]	1.42%	1.48%	1.53%[3]

Ratio of net investment income (loss) to average net assets	(0.28	)%*,2	0.48%[2]	0.09%[2]	(0.28)%	(0.52)%	(0.34)%

Portfolio turnover rate	13.89	%+,4	26.98%[4]	33.94%[4]	52.70%[4]	113.28%[4]	74.03%[4]

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Ratio excludes $3 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	77

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,
	2017#		2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.77		$16.13	$17.36	$18.06	$15.02	$12.58

Income from investment operations:
Net investment income	0.17	[1]	0.23 [1]	0.22 [1]	0.17 [1]	0.18	0.16

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	2.02		(0.98)	(1.18)	(0.66)	3.04	2.35

Total income (loss) from investment operations	2.19		(0.75)	(0.96)	(0.49)	3.22	2.51

Less distributions:
From net investment income	—		(0.61)	(0.27)	(0.21)	(0.18)	(0.07)

From net realized gains	—		—	—	—	—	—

Total distributions	—		(0.61)	(0.27)	(0.21)	(0.18)	(0.07)

Redemption fee proceeds	—		—	— ^	— ^	— ^	— ^

Net asset value, end of period	$16.96		$14.77	$16.13	$17.36	$18.06	$15.02

Total return	14.83	%+	(4.61)%	(5.52)%	(2.72)%	21.47%	19.96%

Ratios/supplemental data:
Net assets, end of period (millions)	$660.2		$621.3	$1,021.1	$1,175.7	$1,328.2	$1,175.5

Ratios of total expenses to average net assets:
Before fees waived	1.34	%*,2	1.28%[3]	1.24%[2]	1.24%	1.30%	1.30%

After fees waived	1.03	%*,2	1.00%[3]	0.99%[2]	1.03%	1.11%	1.15%[4]

Ratio of net investment income to average net assets	2.09	%*,2	1.51%[3]	1.22%[2]	0.94%	1.02%	1.05%

Portfolio turnover rate	27.49	%+,5	43.84%[5]	51.68%[5]	70.08%[5]	112.35%[5]	107.28%[5]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[4]	Ratio excludes $98 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[5]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,
	2017#		2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.68		$16.02	$17.22	$17.92	$14.92	$12.53

Income from investment operations:
Net investment income	0.06	[1]	0.21 [1]	0.17 [1]	0.12 [1]	0.12	0.11

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	2.10		(1.00)	(1.15)	(0.65)	3.03	2.35

Total income (loss) from investment operations	2.16		(0.79)	(0.98)	(0.53)	3.15	2.46

Less distributions:
From net investment income	—		(0.55)	(0.22)	(0.17)	(0.15)	(0.07)

From net realized gains	—		—	—	—	—	—

Total distributions	—		(0.55)	(0.22)	(0.17)	(0.15)	(0.07)

Redemption fee proceeds	—		—	—	—	— ^	— ^

Net asset value, end of period	$16.84		$14.68	$16.02	$17.22	$17.92	$14.92

Total return	14.71	%+	(4.93)%	(5.69)%	(2.98)%	21.12%	19.64%

Ratios/supplemental data:
Net assets, end of period (millions)	$16.5		$84.9	$245.2	$342.3	$345.4	$274.6

Ratios of total expenses to average net assets:
Before fees waived	1.58	%*,2	1.53%[3]	1.49%[2]	1.49%	1.55%	1.55%

After fees waived	1.26	%*,2	1.25%[3]	1.23%[2]	1.28%	1.36%	1.40%[4]

Ratio of net investment income to average net assets	0.75	%*,2	1.40%[3]	0.94%[2]	0.66%	0.76%	0.80%

Portfolio turnover rate	27.49	%+,5	43.84%[5]	51.68%[5]	70.08%[5]	112.35%[5]	107.28%[5]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[4]	Ratio excludes $21 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[5]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	79

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,
	2017#		2016	2015	2014	2013	2012
Net asset value, beginning of period	$20.71		$17.43	$20.09	$20.94	$15.30	$12.91

Income from investment operations:
Net investment loss	(0.02)[1]		(0.01)[1]	(0.15)[1]	(0.13)[1]	(0.16)	(0.09)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	0.74		3.29	(2.51)	(0.72)	5.80	2.48

Total income (loss) from investment operations	0.72		3.28	(2.66)	(0.85)	5.64	2.39

Less distributions:
From net investment income	—		—	—	—	—	—

From net realized gains	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Redemption fee proceeds	—		—	—	—	— ^	— ^

Net asset value, end of period	$21.43		$20.71	$17.43	$20.09	$20.94	$15.30

Total return	3.48	%+	18.82%	(13.24)%	(4.06)%	36.86%	18.51%

Ratios/supplemental data:
Net assets, end of period (millions)	$33.0		$37.2	$41.0	$73.2	$84.4	$71.3

Ratios of total expenses to average net assets:
Before fees waived	1.79	%*,2	1.66%[2]	1.69%[2]	1.54%	1.54%	1.58%

After fees waived	1.37	%*,2	1.24%[2]	1.59%[2]	1.44%	1.47%	1.57%[3]

Ratio of net investment loss to average net assets	(0.22	)%*,2	(0.06)%[2]	(0.75)%[2]	(0.62)%	(0.83)%	(0.56)%

Portfolio turnover rate	45.78	%+	51.32%	60.73%	104.22%	153.56%	142.07%

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Ratio excludes $4,032 of fees paid indirectly or 0.01% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,
	2017#		2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.45		$10.99	$11.44	$11.42	$11.01	$10.32

Income from investment operations:
Net investment income	0.12	[1]	0.31 [1]	0.30 [1]	0.27 [1]	0.26	0.30

Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contract	0.16		0.44	(0.40)	0.14	0.43	0.67

Total income (loss) from investment operations	0.28		0.75	(0.10)	0.41	0.69	0.97

Less distributions:
From net investment income	(0.15)		(0.29)	(0.32)	(0.31)	(0.28)	(0.27)

From net realized gains	—		—	(0.03)	(0.08)	—	(0.01)

Total distributions	(0.15)		(0.29)	(0.35)	(0.39)	(0.28)	(0.28)

Redemption fee proceeds	—		—	—	— ^	— ^	— ^

Net asset value, end of period	$11.58		$11.45	$10.99	$11.44	$11.42	$11.01

Total return	2.44	%+	6.87%	(0.77)%	3.58%	6.32%	9.41%

Ratios/supplemental data:
Net assets, end of period (millions)	$1,652.1		$1,368.9	$1,176.9	$855.2	$600.9	$349.2

Ratios of total expenses to average net assets:
Before fees waived	1.74	%*,8	1.83%[7]	1.94%[6]	1.87%[5]	1.82%[4]	1.91%[2,3]

After fees waived	1.65	%*,8	1.75%[7]	1.85%[6]	1.74%[5]	1.66%[4]	1.64%[3,9]

Ratio of net investment income to average net assets	2.17	%*,8	2.78%[7]	2.62%[6]	2.32%[5]	2.53%[4]	3.22%[3]

Portfolio turnover rate	76.00	%+,10	142.24%[10]	145.97%[10]	156.88%[10]	179.19%[10]	160.54%[10]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Does not include the impact of approximately $131,223 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amount been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 1.96% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.15% of average net assets.
[4]	Includes Interest & Dividend expense of 0.17% of average net assets.
[5]	Includes Interest & Dividend expense of 0.25% of average net assets.
[6]	Includes Interest & Dividend expense of 0.36% of average net assets.
[7]	Includes Interest & Dividend expense of 0.28% of average net assets.
[8]	Includes Interest & Dividend expense of 0.21% of average net assets.
[9]	Ratio excludes $465 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	81

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30,		Year Ended December 31,
	2017#		2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.46		$11.00	$11.45	$11.43	$11.02	$10.32

Income from investment operations:
Net investment income	0.11	[1]	0.28 [1]	0.28 [1]	0.24 [1]	0.24	0.26

Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.15		0.44	(0.40)	0.14	0.43	0.68

Total income (loss) from investment operations	0.26		0.72	(0.12)	0.38	0.67	0.94

Less distributions:
From net investment income	(0.13)		(0.26)	(0.30)	(0.28)	(0.26)	(0.23)

From net realized gains	—		—	(0.03)	(0.08)	—	(0.01)

Total distributions	(0.13)		(0.26)	(0.33)	(0.36)	(0.26)	(0.24)

Redemption fee proceeds	—		—	—	— ^	— ^	— ^

Net asset value, end of period	$11.59		$11.46	$11.00	$11.45	$11.43	$11.02

Total return	2.21	%+	6.67%	(0.95)%	3.33%	6.07%	9.16%

Ratios/supplemental data:
Net assets, end of period (millions)	$201.9		$179.8	$190.6	$166.7	$108.3	$58.5

Ratios of total expenses to average net assets:
Before fees waived	1.99	%*,8	2.08%[7]	2.18%[6]	2.12%[5]	2.07%[4]	2.16%[2,3]

After fees waived	1.90	%*,8	2.00%[7]	2.03%[6]	1.99%[5]	1.91%[4]	1.89%[3,9]

Ratio of net investment income to average net assets	1.92	%*,8	2.54%[7]	2.44%[6]	2.07%[5]	2.27%[4]	2.98%[3]

Portfolio turnover rate	76.00	%+,10	142.24%[10]	145.97%[10]	156.88%[10]	179.19%[10]	160.54%[10]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Does not include the impact of approximately $20,109 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amount been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.21% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.15% of average net assets.
[4]	Includes Interest & Dividend expense of 0.17% of average net assets.
[5]	Includes Interest & Dividend expense of 0.25% of average net assets.
[6]	Includes Interest & Dividend expense of 0.36% of average net assets.
[7]	Includes Interest & Dividend expense of 0.28% of average net assets.
[8]	Includes Interest & Dividend expense of 0.21% of average net assets.
[9]	Ratio excludes $71of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of four separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”). Each Fund is diversified.

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers (each “Managers”). The Equity Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers. The International Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded smaller company portfolio managers. The Smaller Companies Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of six highly regarded portfolio managers. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A	Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

B	Security Valuation. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

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Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C	Senior Term Loans. The Alternative Strategies Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D	Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

E	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At June 30, 2017, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments.

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F	Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

G	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency transactions. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counterparties to these forward contracts are major U.S. financial institutions (see Note 7).

H	Financial Futures Contracts. The Alternative Strategies Fund invests in financial futures contracts primarily for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets (see Note 7).

I	Interest Rate Swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

J

Credit Default Swaps. During the period ended June 30, 2017, the Alternative Strategies Fund entered into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written)

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or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss (see Note 7). For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

K	Total Return Swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) and Overnight Index Rate such as SONIA, MUTSCALM based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset (see Note 7).

L	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Investment Manager believes there is an active secondary market to facilitate closing transactions (see Note 7).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the underlying security the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

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Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund (see Note 7).

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

M	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

N	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2016, and have determined that no provision for income tax is required in the Funds’ financial statements. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

O	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

P

Restricted Cash. At June 30, 2017, the Alternative Strategies Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s custodian as well as

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with brokers and is reflected in the Statements of Assets and Liabilities as Deposits at Brokers and custodian for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

Q	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2017, there were no restricted securities held in the Funds.

R	Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisor. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

S	Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—
Smaller Companies	1.14%	1.04%	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2018, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.99% of the average daily net assets of the Equity Fund, 0.87% of the average daily net assets of the International Fund, and 0.72% of the average daily net assets of the Smaller Companies Fund and 1.31% of the average daily net assets of the Alternative Strategies Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2017, the amount waived, contractual and voluntary, was $177,155, $283,920, $72,766 and $753,639 for Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2018, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the International Fund’s operating expenses and the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 0.99% and 1.24%, and 1.49% and 1.74%, respectively. For the six months ended June 30, 2017, the amount waived contractually was $785,384 for the International Fund. The Alternative Strategies Fund’s expenses did not exceed the

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

contractual expense cap for the six months ended June 30, 2017. The Advisor may be reimbursed by the Funds no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause the Funds’ expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

Boston Financial Data Services (“BFDS”) serves as the Funds’ Transfer Agent. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $29,416 for the six months ended June 30, 2017 for the services of the CCO.

No Sub-Advisors used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the six months ended June 30, 2017.

During the six months ended June 30, 2017, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $45,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund and Alternative Strategies Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the six months ended June 30, 2017, the Equity, International and Alternative Strategies Funds’ Investor Classes incurred $116, $44,076 and $235,644, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2017, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity	$41,460,529	$61,611,772
International	$181,338,484	$311,525,965
Smaller Companies	$13,901,174	$19,438,873
Alternative Strategies	$1,341,660,337	$1,061,679,435

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default

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rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of June 30, 2017. These assets and liabilities are measured on a recurring basis.

Equity Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$299,318,224	$—	$—	$299,318,224

Total Equity	299,318,224	—	—	299,318,224

Short-Term Investments
Repurchase Agreements	—	23,474,000	—	23,474,000

Total Investments in Securities	$299,318,224	$23,474,000	$—	$322,792,224

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of June 30, 2017.

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International Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Australia	$6,528,116	$—	$—	$6,528,116
Belgium	23,782,078	—	—	23,782,078
Bermuda	18,828,895	—	—	18,828,895
China	17,484,102	—	—	17,484,102
Denmark	21,998,291	—	—	21,998,291
Finland	11,992,122	—	—	11,992,122
France	91,408,723	—	—	91,408,723
Germany	45,880,761	—	—	45,880,761
Greece	6,774,586	—	—	6,774,586
Hong Kong	26,175,354	—	—	26,175,354
Israel	17,539,776	—	—	17,539,776
Italy	9,497,941	—	—	9,497,941
Japan	49,883,565	—	—	49,883,565
Mexico	5,513,615	—	—	5,513,615
Monaco	5,503,806	—	—	5,503,806
Netherlands	73,060,566	—	—	73,060,566
Norway	6,090,272	—	—	6,090,272
Philippines	492,197	—	—	492,197
South Korea	5,590,395	—	—	5,590,395
Spain	20,323,048	8,787,627	—	29,110,675
Switzerland	34,966,192	—	—	34,966,192
Taiwan	7,298,028	—	—	7,298,028
United Kingdom	118,252,848	—	—	118,252,848
United States	24,542,009	—	—	24,542,009

Total Equity	649,407,286	8,787,627	—	658,194,913

Short-Term Investments
United States	—	13,950,000	—	13,950,000

Total Short-Term Investments	—	13,950,000	—	13,950,000

Total Investments in Securities	$649,407,286	$22,737,627	$—	$672,144,913

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	(1,955,315)	—	—	(1,955,315)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

There were no transfers between any levels in the Fund as of June 30, 2017.

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Smaller Companies Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$27,902,473	$—	$—	$27,902,473

Total Equity	27,902,473	—	—	27,902,473

Short-Term Investments
Repurchase Agreements	—	5,409,000	—	5,409,000

Total Investments in Securities	$27,902,473	$5,409,000	$—	$33,311,473

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of June 30, 2017.

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Alternative Strategies Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$641,415,970	$9,331,367	$775,026	**	$651,522,363
Exchange-Traded Funds	2,257,957	—	—		2,257,957
Limited Partnerships	—	—	1,400,390	**	1,400,390
Preferred Stocks	1,689,775	—	1,683,512	**	3,373,287

Total Equity	645,363,702	9,331,367	3,858,928	**	658,553,997

Rights/Warrants	—	48,087,407	0	**	48,087,407
Short-Term Investments
Treasury Bills	—	10,482,444	—		10,482,444
Repurchase Agreements	—	300,327,000	—		300,327,000

Total Short-Term Investments	—	310,809,444	—		310,809,444

Fixed Income
Asset-Backed Securities	—	83,192,644	2,334,314	**	85,526,958
Bank Loans	—	38,233,125	—		38,233,125
Convertible Bonds	—	19,976,126	—		19,976,126
Corporate Bonds	—	211,564,790	1,382,743	**	212,947,533
Government Securities & Agency Issue	—	35,852,450	—		35,852,450
Mortgage-Backed Securities	—	359,178,045	1,919,600	(1)	361,097,645
Municipal Bonds	—	13,866,000	—		13,866,000

Total Fixed Income	—	761,863,180	5,636,657	**	767,499,837

Purchased Options	1,915,272	380,300	—		2,295,572

Total Investments in Securities in Assets	$647,278,974	$1,130,471,698	$9,495,585	**	$1,787,246,257

Short Sales
Common Stocks	(177,697,037)	—	0	**	(177,697,037)
Exchange-Traded Funds	(15,828,413)	—	—		(15,828,413)
Corporate Bonds	—	(3,780,805)	—		(3,780,805)

Total Short Sales	(193,525,450)	(3,780,805)	—		(197,306,255)

Total Investments in Securities in Liabilities	$(193,525,450)	$(3,780,805)	$0	**	$(197,306,255)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$187,023	$—	$—		$187,023
Futures	(497,516)	—	—		(497,516)
Swaps - Total Return	—	285,150	—		285,150
Swaps - Interest Rate	—	(109,080)	—		(109,080)
Swaps - Credit Default	—	(333,774)	—		(333,774)
Written Options	(287,434)	—	—		(287,434)

(a)	See Fund’s Schedule of Investments for sector classifications.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

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There was $337,386 transferred from Level 2 to Level 3 in Alternative Strategies Fund. Securities transferred from Level 2 to Level 3 are fair valued by applying a discount to the vendor supplied prices because the fund holds less than round lots of the subject securities.

The amount of transfers in and out are reflected at the securities’ fair value at the beginning of the year.

Note 7 – Other Derivative Information

At June 30, 2017, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$145,457	Unrealized loss on forward foreign currency exchange contracts	$(2,100,772)

Alternative Strategies Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$1,629,671	Unrealized loss on forward foreign currency exchange contracts	$(1,442,648)
		Investments in securities(1)	380,300	Written options	—
Interest rate		Unrealized gain on swap contracts**	361,926	Unrealized loss on swap contracts	(471,006)
		Unrealized gain on futures contracts*	6,827	Unrealized loss on futures contracts*	(428,111)
Credit		Unrealized gain on swap contracts	6,711	Unrealized loss on swap contracts**	(340,485)
Equity		Unrealized gain on swap contracts	1,267,846	Unrealized loss on swap contracts	(982,696)
		Unrealized gain on futures contracts*	33,984	Unrealized loss on futures contracts*	(110,216)
		Investments in securities(1)	1,915,272	Written options	(287,434)

	Total		$5,602,537		$(4,062,596)

*     Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

**  Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)    The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

For the six months ended June 30, 2017, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund
	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency	Forward foreign currency exchange contracts	$206,205	$(4,296,336)	78,476,772	(a)

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2017.

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Alternative Strategies Fund
	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$(1,216,395)	$(644,948)	177,986,944	(a)
		Purchased option contracts	(452,056)	(133,734)	20,283,667	(b)
Interest rate		Swap contracts	594,243	(280,235)	834,430,086	(b)(c)
		Future contracts	(672,209)	(408,001)	335,630,234	(b)
Credit		Swap contracts	(1,667,568)	435,173	38,084,417	(b)(c)
Equity		Swap contracts	(392,937)	(449,821)	1,791,530	(b)(c)
		Future contracts	(1,599,154)	(129,962)	16,914,915	(b)
		Purchased option contracts	(2,525,510)	(572,920)	12,209	(d)
		Written option contracts	572,678	86,515	8,576	(d)

	Total		$(7,358,908)	$(2,097,933)

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2017.

(b)	Average notional values are based on the average of monthly end notional balances for the period ended June 30, 2017.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the period ended June 30, 2017.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

At June 30, 2017, Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund had investments in repurchase agreements with a gross value of $23,474,000, $13,950,000, $5,409,000 and $300,327,000, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

The following tables represent the Accounting Standards Update (“ASU”) 2013-01 disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of June 30, 2017:

International Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total	Futures	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust Company	$—	$—	$—	$145,457	$145,457	$—	$—	$(2,100,772)	$—	$(2,100,772)	$(1,955,315)	$—	$(1,955,315)

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Alternative Strategies Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$378,055	$—	$—	$338,840	$716,895	$—	$(397,428)	$(370,821)	$—	$(768,249)	$(51,354)	$—	$(51,354)
Barclays Bank plc	—	—	—	—	—	—	(228,164)	—	—	(228,164)	(228,164)	—	(228,164)
Credit Suisse International	—	—	—	18,224	18,224	—	—	—	—	—	18,224	—	18,224
Deutsche Bank AG	2,245	—	—	—	2,245	—	(101,767)	(88,568)	—	(190,335)	(188,090)	—	(188,090)
Deutsche Bank Securities, Inc.	—	—	—	—	—	—	(19,151)	—	—	(19,151)	(19,151)	—	(19,151)
Goldman Sachs & Co.	281,753	—	—	419,267	701,020	—	—	(612,433)	(238,722)	(851,155)	(150,135)	—	(150,135)
JP Morgan Chase Bank N.A.	—	40,811	—	—	40,811	(538,327)	—	—	—	(538,327)	(497,516)	497,516	—
Morgan Stanley & Co.	1,633,519	—	1,267,846	853,340	3,754,705	—	(982,696)	(349,416)	(48,712)	(1,380,824)	2,373,881	—	2,373,881
Morgan Stanley Capital Services, Inc.	—	—	6,711	—	6,711	—	(30,348)	—	—	(30,348)	(23,637)	23,637	—
UBS AG	—	—	—	—	—	—	—	(21,410)	—	(21,410)	(21,410)	—	(21,410)

Total	$2,295,572	$40,811	$1,274,557	$1,629,671	$5,240,611	$(538,327)	$(1,759,554)	$(1,442,648)	$(287,434)	$(4,027,963)	$1,212,648	$521,153	$1,733,801

(1)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Note 8 – Commitments and Contingencies

The Alternative Strategies Fund’s investment portfolio may contain debt investments that are in the form of unfunded loan commitments, which required the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

At June 30, 2017, unfunded loan commitments for the Alternative Strategies Fund were as follows:

Borrower	Unfunded Commitment
Muse Residences	$576,356

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Note 9 – Income Taxes and Distributions to Shareholders

As of December 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Tax cost of Investments	$228,536,278	$673,059,702	$33,662,983	$1,447,405,013
Gross Tax Unrealized Appreciation	89,836,971	73,504,989	6,562,121	91,976,723
Gross Tax Unrealized Depreciation	(5,354,307)	(42,796,842)	(2,382,992)	(29,614,062)

Net Tax unrealized appreciation (depreciation) on investments	84,482,664	30,708,147	4,179,129	62,362,661
Net Tax unrealized appreciation (depreciation) on forward foreign currency exchange contracts, foreign currency, swaps, futures and short sales	(1,797)	(144,204)	—	(2,636,686)

Net Tax unrealized appreciation (depreciation)	84,480,867	30,563,943	4,179,129	59,725,975

Undistributed Ordinary Income	—	19,819,215	—	5,231,283

Undistributed Long-Term Capital Gains	5,696,561	—	—	—

Capital Loss Carry Forward	—	(232,242,884)	(21,977,739)	(32,993,655)

Current Year Ordinary Late Year Losses	—	—	—	—

Post-October Capital Losses	—	—	—	—

Other Accumulated Losses	—	—	—	—

Total accumulated gain/(loss)	$90,177,428	$(181,859,726)	$(17,798,610)	$31,963,603

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales, forward foreign currency exchange contracts, futures contracts, swap contracts, passive foreign investment company adjustments, straddle loss deferrals, partnership basis adjustments, organizational expenses and constructive sales.

The capital loss carry forwards for each Fund were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Capital Loss Carryforwards
Expires 12/31/17	$—	$(89,568,027)	$(19,978,541)	$—
Perpetual Short-Term	—	(89,037,986)	(1,279,005)	(19,581,806)
Perpetual Long-Term	—	(53,636,871)	(720,193)	(13,411,849)

Total	$—	$(232,242,884)	$(21,977,739)	$(32,993,655)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, the following table shows the reclassifications made:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Equity Fund*	$83,816	$(1,462,892)	$1,379,076
International Fund*	7,098,715	(7,098,715)	—
Smaller Companies Fund*	23,188	36,069	(59,257)
Alternative Strategies Fund*	(184,967)	185,730	(763)

*	The permanent differences primarily relate to paydowns, partnerships, foreign currency gains/losses, net operating losses, equalization adjustments, swap dividend reclass, tips adjustments and short dividend expense reclass.

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The tax composition of dividends (other than return of capital dividends), for the six months ended June 30, 2017 and the year ended December 31, 2016 were as follows:

	Six Months Ended June 30, 2017		2016
Fund	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Equity Fund	$—	$—	$2,509,596	$15,381,400
International Fund	—	—	28,813,724	—
Smaller Companies Fund	—	—	—	—
Alternative Strategies Fund	22,575,200	—	35,529,580	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2016.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, late year losses, passive foreign investment company adjustments, and partnership adjustments.

Note 10 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund and Smaller Companies Fund (the “Three Funds”) expiring on May 4, 2018. Borrowings under this agreement bear interest at the higher of the federal funds rate and one month LIBOR plus a spread of 1.00% per annum. There is no annual commitment fee on the uncommitted line of credit. The Trust also has a secured $100,000,000 line of credit for the Alternative Strategies Fund with its custodian expiring on July 26, 2018. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the federal funds rate and one-month libor plus a spread of 1.25% per annum (spread increased to 1.25% from 1.10% effective July 27, 2017). As compensation for holding the lending commitment available, effective July 27, 2017, the Trust pays a commitment fee rate of 0.20% (before July 27, 2017, the Trust paid a tiered commitment fee of 0.15%/0.20%) on the unused portion of the commitment on the secured line, which is paid for by the Alternative Strategies Fund. The fee is payable quarterly in arrears.

Amounts outstanding to the Three Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $100,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

For the six months ended June 30, 2017, the interest expense was $516 for International Fund. For the six months ended June 30, 2017, there were no borrowings for the Equity Fund, Smaller Companies Fund and Alternative Strategies Fund, and there was no balance outstanding at the end of the period. There was no balance outstanding at June 30, 2017 for the International Fund. The average borrowing for the six months ended June 30, 2017 for the International Fund for the period the line was drawn was $1,341,096, at an average borrowing rate of 1.7678%.

Note 11 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile.

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Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•	Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Credit Risk. This is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Fund may invest in foreign currencies for investment and hedging purposes.

•	Cybersecurity Risk. Information and technology systems relied upon by the Funds, the Advisor, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

•	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

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•	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Distressed Companies Risk. The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Fund invests may be renegotiated or terminated.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

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•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Short Sale Risk. This is the risk that the value of a security the Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Technology Investment Risk. The Equity Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

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Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

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Board Consideration of Approval of Investment Sub-Advisory Agreement with Evermore Global Advisors, LLC on behalf of the International Fund

At an in-person meeting held on March 2, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and unanimously approved a new investment sub-advisory agreement (the “Evermore Agreement” or “Sub-Advisory Agreement”) by and between Litman Gregory Fund Advisors, LLC (the “Advisor”) and Evermore Global Advisors, LLC (“Evermore”) pursuant to which Evermore will serve as one of the International Fund’s sub-advisors and manage a portion of the International Fund’s assets.

The Advisor recommended that the Board approve the Evermore Agreement because the Advisor believes that having Evermore as a sub-advisor with respect to a portion of the International Fund’s assets would be beneficial to both the International Fund and its shareholders. The Evermore Agreement became effective as of March 22, 2017. As a result of the hiring of Evermore, there were no changes to the International Fund’s investment objective, and the aggregate advisory fees paid by the International Fund did not increase.

At the Meeting, the Board, including the Independent Trustees, unanimously approved the hiring of Evermore as one of the sub-advisors to the International Fund (the “Fund”) and the Evermore Agreement. In determining whether to approve the Evermore Agreement, the Board and the Independent Trustees considered the materials prepared by the Advisor and received in advance of and at the Meeting and other information, which included, without limitation: (i) confirmation that the standard form of the sub-advisory agreement used by the Fund would be used in substantially that form for the Evermore Agreement; (ii) information regarding the process by which the Advisor undertook in recommending Evermore for Board approval; (iii) information regarding the nature, extent and quality of the services that Evermore is expected to provide to the Fund; (iv) information regarding Evermore’s reputation, investment management business, personnel, and operations; (v) information regarding Evermore’s brokerage and trading policies and practices; (vi) information regarding the level of sub-advisory fees to be charged by Evermore; (vii) information regarding Evermore’s compliance program; (viii) information regarding Evermore’s historical performance returns managing a registered investment company and institutional separate accounts on a discretionary basis with an investment mandate similar to that of the Fund as well as performance information of relevant indexes; and (ix) information regarding Evermore’s financial condition. The Board also considered the substance of its discussions with representatives of the Advisor at the Meeting. In particular, the Board and the Independent Trustees focused on the following:

1.    Nature, extent and quality of services expected to be provided

The Board reviewed the services expected to be provided to the Fund by Evermore. The Board considered Evermore’s investment experience, philosophy and process and noted that Evermore employs a research and catalyst driven, fundamental value investment strategy. The Board also considered the extensive due diligence process undertaken by the Advisor and the Advisor’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the International Fund by Evermore.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by Evermore would be satisfactory and would have the potential to benefit the Fund.

2.    Investment performance of Evermore

The Board considered Evermore’s concentrated mutual fund, the Evermore Global Value Fund (the “Evermore Fund”), as well as other concentrated separate account portfolios. It was noted that portfolio manager David E. Marcus’s investment performance record of the Evermore Fund, after an initial period of underperformance, remains satisfactory over a longer period, including outperformance against its benchmark over the trailing three and five years, which placed it in the top 10% of its peers over these time periods. The Board recognized that the shorter-term relative performance has been and will likely remain volatile. Based on such review, the Board, including the Independent Trustees, concluded that Evermore’s historical performance, when viewed with other factors considered by the Board, support a decision to approve the Sub-Advisory Agreement.

3.    Cost of the services to be provided and profits to be realized from the relationship with the Fund

The Board considered the proposed sub-advisory fee payable to Evermore under the Sub-Advisory Agreement, noting that such fee would be paid by the Advisor, and not the International Fund, and, thus, would not impact the fees to be paid by the Fund. The Board considered that the proposed sub-advisory fee to be paid to Evermore by the Advisor under the Sub-Advisory Agreement had been negotiated at arm’s-length and is competitive with other sub-advisors to the Fund. Given the arm’s-length nature of the arrangement, the Board concluded that the proposed sub-advisory fee payable to Evermore by the Advisor under the Sub-Advisory Agreement is reasonable and appropriate. The Board noted that an analysis of profitability in general was more appropriate in the context of the Board’s consideration of the advisory agreement with the Advisor. Accordingly, considerations of profitability with respect to approval of the Sub-Advisory Agreement were not relevant to the Board’s determination to approve Evermore’s Sub-Advisory Agreement.

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Based on such review, the Board, including the Independent Trustees, concluded that the proposed sub-advisory fee payable to Evermore would be reasonable in relation to the services expected to be provided to the Fund.

4.    The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fee because the Advisor will pay Evermore out of its advisory fees received from the Fund and noted that the Board considered economies of scale for the Fund in connection with the annual renewal of the Advisor’s advisory agreement with the Fund.

5.    Fall-Out benefits

The Board considered that there may be financial benefits that Evermore derives from its relationship with the Advisor and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed sub-advisory fee to Evermore.

6.    Conclusion

The Independent Trustees did not identify any single factor discussed previously as all important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Sub-Advisory Agreement were fair and reasonable, that the fees are reasonable in light of the services expected to be provided to the Fund and that the Sub-Advisory Agreement should be approved. Based on its discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the Sub-Advisory Agreement was in the best interest of the International Fund and its shareholders.

Board Consideration of Approval of Investment Sub-Advisory Agreement with Segall Bryant & Hamill, LLC on behalf of the Smaller Companies Fund

At an in-person meeting held on May 31, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and unanimously approved a new investment sub-advisory agreement (the “SBH Agreement” or “Sub-Advisory Agreement”) by and between Litman Gregory Fund Advisors, LLC (the “Advisor”) and Segall Bryant & Hamill, LLC (“SBH”) pursuant to which SBH will serve as one of the Smaller Companies Fund’s sub-advisors and manage a portion of the Smaller Companies Fund’s assets.

The Advisor recommended that the Board approve the SBH Agreement because the Advisor believes that having SBH as a sub-advisor with respect to a portion of the Smaller Companies Fund’s assets would be beneficial to both the Smaller Companies Fund and its shareholders. The SBH Agreement became effective as of June 19, 2017. As a result of the hiring of SBH, there were no changes to the Smaller Companies Fund’s investment objective, and the aggregate advisory fees paid by the Smaller Companies Fund did not increase.

At the Meeting, the Board, including the Independent Trustees, unanimously approved the hiring of SBH as one of the sub-advisors to the Smaller Companies Fund (the “Fund”) and the SBH Agreement. In determining whether to approve the SBH Agreement, the Board and the Independent Trustees considered the materials prepared by the Advisor and received in advance of and at the Meeting and other information, which included, without limitation: (i) confirmation that the standard form of the sub-advisory agreement used by the Fund would be used in substantially that form for the SBH Agreement; (ii) information regarding the process by which the Advisor undertook in recommending SBH for Board approval; (iii) information regarding the nature, extent and quality of the services that SBH is expected to provide to the Fund; (iv) information regarding SBH’s reputation, investment management business, personnel, and operations; (v) information regarding SBH’s brokerage and trading policies and practices; (vi) information regarding the level of sub-advisory fees to be charged by SBH; (vii) information regarding SBH’s compliance program; (viii) information regarding SBH’s historical performance returns managing a registered investment company and separate accounts on a discretionary basis with an investment mandate similar to that of the Fund as well as performance information of relevant indexes; and (ix) information regarding SBH’s financial condition. The Board also considered the substance of its discussions with representatives of the Advisor at the Meeting. In particular, the Board and the Independent Trustees focused on the following:

1.    Nature, extent and quality of services expected to be provided

The Board reviewed the services expected to be provided to the Fund by SBH. The Board considered SBH’s investment experience, philosophy and process and noted that SBH employs an investment process that is driven by a combination of proprietary screening and fundamental due diligence centered on companies possessing those catalysts that it believes will drive a significant improvement in return on invested capital, or ROIC. The Board also considered the extensive due diligence process undertaken by

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the Advisor and the Advisor’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the Smaller Companies Fund by SBH.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by SBH would be satisfactory and would have the potential to benefit the Fund.

2.    Investment performance of SBH

The Board considered SBH’s track record with respect to a fund with a similar strategy to the Smaller Companies Fund as well as the performance of a separate account that has a track record from 2008 that has performed well against the Russell 2000 Value Index and the Russell 2000 Index as well as the Morningstar Small Cap Value category for various periods. Based on such review, the Board, including the Independent Trustees, concluded that SBH’s historical performance, when viewed with other factors considered by the Board, support a decision to approve the Sub-Advisory Agreement.

3.    Cost of the services to be provided and profits to be realized from the relationship with the Fund

The Board considered the proposed sub-advisory fee payable to SBH under the Sub-Advisory Agreement, noting that such fee would be paid by the Advisor, and not the Smaller Companies Fund, and, thus, would not impact the fees to be paid by the Fund. The Board considered that the proposed sub-advisory fee to be paid to SBH by the Advisor under the Sub-Advisory Agreement had been negotiated at arm’s-length and is competitive with other sub-advisors to the Fund. Given the arm’s-length nature of the arrangement, the Board concluded that the proposed sub-advisory fee payable to SBH by the Advisor under the Sub-Advisory Agreement is reasonable and appropriate. The Board noted that an analysis of profitability in general was more appropriate in the context of the Board’s consideration of the advisory agreement with the Advisor. Accordingly, considerations of profitability with respect to approval of the Sub-Advisory Agreement were not relevant to the Board’s determination to approve SBH’s Sub-Advisory Agreement.

Based on such review, the Board, including the Independent Trustees, concluded that the proposed sub-advisory fee payable to SBH would be reasonable in relation to the services expected to be provided to the Fund.

4.    The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fee because the Advisor will pay SBH out of its advisory fees received from the Fund and noted that the Board considered economies of scale for the Fund in connection with the annual renewal of the Advisor’s advisory agreement with the Fund.

5.    Fall-Out benefits

The Board considered that there may be financial benefits that SBH derives from its relationship with the Advisor and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed sub-advisory fee to SBH.

6.    Conclusion

The Independent Trustees did not identify any single factor discussed previously as all important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Sub-Advisory Agreement were fair and reasonable, that the fees are reasonable in light of the services expected to be provided to the Fund and that the Sub-Advisory Agreement should be approved. Based on its discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the Sub-Advisory Agreement was in the best interest of the Smaller Companies Fund and its shareholders.

Board Consideration of Approval of Investment Sub-Advisory Agreement with DCI, LLC on behalf of the Alternative Strategies Fund

At an in-person meeting held on May 31, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and unanimously approved a new investment sub-advisory agreement (the “DCI Agreement” or “Sub-Advisory Agreement”) by and between Litman Gregory Fund Advisors, LLC (the “Advisor”) and DCI, LLC (“DCI”) pursuant to which DCI will serve as one of the Alternative Strategies Fund’s sub-advisors and manage a portion of the Alternative Strategies Fund’s assets.

The Advisor recommended that the Board approve the DCI Agreement because the Advisor believes that having DCI as a sub-advisor with respect to a portion of the Alternative Strategies Fund’s assets would be beneficial to both the Alternative Strategies

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Fund and its shareholders. The DCI Agreement became effective as of July 10, 2017. As a result of the hiring of DCI, there were no changes to the Alternative Strategies Fund’s investment objective, and the aggregate advisory fees paid by the Alternative Strategies Fund did not increase.

At the Meeting, the Board, including the Independent Trustees, unanimously approved the hiring of DCI as one of the sub-advisors to the Alternative Strategies Fund (the “Fund”) and the DCI Agreement. In determining whether to approve the DCI Agreement, the Board and the Independent Trustees considered the materials prepared by the Advisor and received in advance of and at the Meeting and other information, which included, without limitation: (i) confirmation that the standard form of the sub-advisory agreement used by the Fund would be used in substantially that form for the DCI Agreement; (ii) information regarding the process by which the Advisor undertook in recommending DCI for Board approval; (iii) information regarding the nature, extent and quality of the services that DCI is expected to provide to the Fund; (iv) information regarding DCI’s reputation, investment management business, personnel, and operations; (v) information regarding DCI’s brokerage and trading policies and practices; (vi) information regarding the level of sub-advisory fees to be charged by DCI; (vii) information regarding DCI’s compliance program; (viii) information regarding DCI’s historical performance returns managing a registered investment company and separate accounts on a discretionary basis with an investment mandate similar to that of the Fund as well as performance information of relevant indexes; and (ix) information regarding DCI’s financial condition. The Board also considered the substance of its discussions with representatives of the Advisor at the Meeting. In particular, the Board and the Independent Trustees focused on the following:

1.    Nature, extent and quality of services expected to be provided

The Board reviewed the services expected to be provided to the Fund by DCI. The Board considered DCI’s investment experience, philosophy and process and noted that DCI employs proprietary models, including a default probabilities model, a valuation model and a portfolio construction model. The Board also considered the extensive due diligence process undertaken by the Advisor and the Advisor’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the Alternative Strategies Fund by DCI.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by DCI would be satisfactory and would have the potential to benefit the Fund.

2.    Investment performance of DCI

The Board considered DCI’s track record with respect to a fund with a similar strategy to an earlier version of the long-short credit default swaps portfolio that was managed for an extended period and found to have satisfactory long-term risk-adjusted returns. It was noted that DCI made significant enhancements to its strategy in mid-2016 which significantly improved the performance of the strategy in periods of low volatility. Based on such review, the Board, including the Independent Trustees, concluded that DCI’s historical performance, when viewed with other factors considered by the Board, support a decision to approve the Sub-Advisory Agreement.

3.    Cost of the services to be provided and profits to be realized from the relationship with the Fund

The Board considered the proposed sub-advisory fee payable to DCI under the Sub-Advisory Agreement, noting that such fee would be paid by the Advisor, and not the Alternative Strategies Fund, and, thus, would not impact the fees to be paid by the Fund. The Board considered that the proposed sub-advisory fee to be paid to DCI by the Advisor under the Sub-Advisory Agreement had been negotiated at arm’s-length and is competitive with other sub-advisors to the Fund. Given the arm’s-length nature of the arrangement, the Board concluded that the proposed sub-advisory fee payable to DCI by the Advisor under the Sub-Advisory Agreement is reasonable and appropriate. The Board noted that an analysis of profitability in general was more appropriate in the context of the Board’s consideration of the advisory agreement with the Advisor. Accordingly, considerations of profitability with respect to approval of the Sub-Advisory Agreement were not relevant to the Board’s determination to approve DCI’s Sub-Advisory Agreement.

Based on such review, the Board, including the Independent Trustees, concluded that the proposed sub-advisory fee payable to DCI would be reasonable in relation to the services expected to be provided to the Fund.

4.    The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fee because the Advisor will pay DCI out of its advisory fees received from the Fund and noted that the Board considered economies of scale for the Fund in connection with the annual renewal of the Advisor’s advisory agreement with the Fund.

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OTHER INFORMATION – (Unaudited) – (Continued)

5.    Fall-Out benefits

The Board considered that there may be financial benefits that DCI derives from its relationship with the Advisor and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed sub-advisory fee to DCI.

6.    Conclusion

The Independent Trustees did not identify any single factor discussed previously as all important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Sub-Advisory Agreement were fair and reasonable, that the fees are reasonable in light of the services expected to be provided to the Fund and that the Sub-Advisory Agreement should be approved. Based on its discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the Sub-Advisory Agreement was in the best interest of the Alternative Strategies Fund and its shareholders.

Other Information	107

Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises.

FTSE Emerging Markets Index – ETF Tracker. The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

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INDEX DEFINITIONS – (Continued)

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The Russell Global ex-U.S. Large-Cap Index offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. The Russell Global ex U.S. Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The Russell Global Large-Cap Index offers investors access to the large-cap segment of the entire global equity market. The Russell Global Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Index Definitions	109

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.	The Basel Accords are three sets of banking regulations (Basel I, II and III) set by the Basel Committee on Bank Supervision (BCBS), which provides recommendations on banking regulations in regards to capital risk, market risk and operational risk.

5.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

6.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

7.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

8.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

9.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

10.	Capex (capital expenditures) are expenditures creating future benefits.

11.	Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

12.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

13.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

14.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

15.	The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

16.	Correlation is a statistical measure of how two securities move in relation to each other.

17.	Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

18.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

19.	Diversification is the spreading of risk by putting assets in several categories of investments.

20.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

21.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

22.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

23.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

24.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

25.	EBIT is a company’s earnings before interest and taxes, and measures the profit a company generates from its operations, making it synonymous with “operating profit”.

26.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

27.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

28.	Enterprise value is a measure of a company’s total value, calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

29.	Enterprise value/adjusted target operating profit (or Enterprise Value/adjusted target EBIT) is a financial ratio that compares the total valuation of the company with its profitability, adjusting for various special circumstances.

30.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

31.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

32.	Forex (FX) is the market in which currencies are traded.

33.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

34.	Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

35.	The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

36.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

37.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

38.	Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

39.	An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

40.	Internal Rate of Return (IRR) is the discount rate often used in capital budgeting that makes the net present value of all cash flows from a particular project equal to zero.

41.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

42.	Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

43.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

44.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

45.	Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

46.	Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

Industry Terms and Definitions	111

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

47.	The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

48.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

49.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

50.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

51.	Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

52.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

53.	Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

54.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

55.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

56.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

57.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

58.	Price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

59.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

60.	Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

61.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

62.	Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

63.	Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

64.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

65.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

66.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

67.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

68.	Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

69.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

70.	Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

71.	A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

72.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

73.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

74.	Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

75.	Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

76.	Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

77.	Tangible Book Value Per Share—TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

78.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

79.	Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

80.	Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

81.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

82.	Yield to Worst is the lowest potential yield that can be received on a callable bond without the issuer actually defaulting.

83.	Z Bonds are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

Industry Terms and Definitions	113

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council, Independent Directors Council (education for investment company independent directors) since 2014; Director, Northern California Society of Botanical Artists (botanical art) since 2014; Director, WildCare Bay Area (wildlife rehabilitation) since 2007; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	4	Forward Funds (17 portfolios) Salient MS Trust (4 portfolios)
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	4	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	4	SA Funds – Investment Trust (10 portfolios)
Taylor M. Welz 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1959)	Independent Trustee	Open-ended term; served since inception	CPA/PFS, CFP; President, Chief Compliance Officer & Sole Owner, Welz Financial Services, Inc. (investment advisory services and retirement planning) since 2007; and Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	4	None

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Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy DeGroot** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	4	None
Steven Savage 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Managing Partner of the Advisor since 2010; Partner of the Advisor from 2003 to 2010.	N/A	None
John Coughlan 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee and Rajat Jain, each a Portfolio Manager and Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Trustee and Officer Information	115

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

116	Litman Gregory Funds Trust

Advisor:

Litman Gregory Fund Advisors, LLC

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

BFDS

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O BFDS

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6. Investments.

(a)    The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)    The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)    Not applicable for semi-annual reports.

(a)(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3)    Not applicable to open-end investment companies.

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy DeGroot
Jeremy DeGroot President and Chief Executive Officer

Date:	September 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy DeGroot
Jeremy DeGroot President and Chief Executive Officer

Date:	September 1, 2017

By:	/s/ John Coughlan
John Coughlan Treasurer and Principal Financial Officer

Date:	September 1, 2017